Munder Balanced Fund                                    Munder Framlington Healthcare Fund
Munder Equity Selection Fund                            Munder Framlington International Growth Fund
Munder Growth Opportunities Fund                        Munder Bond Fund
Munder Index 500 Fund                                   Munder Intermediate Bond Fund
Munder Growth & Income Fund                             Munder International Bond Fund
Munder International Equity Fund                        Munder Short Term Treasury Fund
Munder Micro-Cap Equity Fund                            Munder U.S. Government Income Fund
Munder Multi-Season Growth Fund                         Munder Michigan Tax-Free Bond Fund
Munder Real Estate Equity Investment Fund               (formerly Munder Michigan Triple Tax-Free Bond Fund)
Munder Small-Cap Value Fund                             Munder Tax-Free Bond Fund
Munder Small Company Growth Fund                        Munder Tax-Free Intermediate Bond Fund
Munder Value Fund                                       Munder Cash Investment Fund
Munder NetNet Fund                                      Munder Money Market Fund
Munder Framlington Emerging Markets Fund                Munder Tax-Free Money Market Fund
Munder Framlington Global Financial Services Fund       Munder U.S. Treasury Money Market Fund


                          (collectively, the "Funds")

                      STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional Information, which has been filed with the Securities and Exchange Commission (the "SEC"), provides supplementary information pertaining to all classes of shares representing interests in each of the investment portfolios listed above. The Munder Funds, Inc. (the "Company") currently offers a selection of fifteen investment portfolios, eleven of which are described in this Statement of Additional Information; The Munder Funds Trust (the "Trust") currently offers a selection of fifteen investment portfolios, fourteen of which are described in this Statement of Additional Information; and The Munder Framlington Funds Trust ("Framlington") currently offers a selection of four investment portfolios, each of which is described in this Statement of Additional Information. This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Company's, the Trust's, and Framlington's Prospectuses dated October 27, 1998.
A copy of each Prospectus may be obtained through Funds Distributor, Inc. (the "Distributor"), or by calling (800) 438-5789. This Statement of Additional Information is dated October 27, 1998.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. An investment in the Funds involves investment risks, including the possible loss of principal.

                               TABLE OF CONTENTS

                                                                         Page
                                                                         ----
General.................................................................    3
Fund Investments........................................................    4
Risk Factors and Special Considerations -- Index 500 Fund...............   20
Risk Factors and Special Considerations -- Michigan Tax-Free Bond Fund
and Tax-Free Intermediate Bond Fund.....................................   21
Investment Limitations..................................................   24
Trustees, Directors and Officers........................................   29
Investment Advisory and Other Service Arrangements......................   33
Portfolio Transactions..................................................   48
Additional Purchase and Redemption Information..........................   51
Net Asset Value.........................................................   53
Performance Information.................................................   54
Taxes...................................................................   62
Additional Information Concerning Shares................................   69
Miscellaneous...........................................................   70
Registration Statement..................................................   91
Financial Statements....................................................   91
Appendix A..............................................................  A-1
Appendix B..............................................................  B-1

No person has been authorized to give any information or to make any representations not contained in this Statement of Additional Information or in each Prospectus in connection with the offering made by each Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or the Distributor. The Prospectuses do not constitute an offering by the Funds or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

GENERAL

The following Funds are described in this Statement of Additional Information:

The Munder Funds Trust
----------------------

Munder Balanced Fund ("Balanced Fund")
Munder Growth & Income Fund ("Growth & Income Fund")
Munder Index 500 Fund ("Index 500 Fund")
Munder International Equity Fund ("International Equity Fund")
Munder Small Company Growth Fund ("Small Company Growth Fund")
Munder Bond Fund ("Bond Fund")
Munder Intermediate Bond Fund ("Intermediate Bond Fund")
Munder U.S. Government Income Fund ("U.S. Income Fund")

Munder Michigan Tax-Free Bond Fund ("Michigan Bond Fund")
Munder Tax-Free Bond Fund ("Tax-Free Bond Fund")
Munder Tax-Free Intermediate Bond Fund ("Tax-Free Intermediate Bond Fund") Munder Cash Investment Fund ("Cash Investment Fund")
Munder Tax-Free Money Market Fund ("Tax-Free Money Market Fund")
Munder U.S. Treasury Money Market Fund ("U.S. Treasury Money Market Fund")

The Munder Funds, Inc.
----------------------

Munder Equity Selection Fund ("Equity Selection Fund")
Munder Growth Opportunities Fund ("Growth Opportunities Fund") Munder Micro-Cap Equity Fund ("Micro-Cap Fund")
Munder Multi-Season Growth Fund ("Multi-Season Fund")
Munder NetNet Fund ("NetNet Fund")
Munder Real Estate Equity Investment Fund ("Real Estate Fund") Munder Small-Cap Value Fund ("Small-Cap Value Fund")
Munder Value Fund ("Value Fund")
Munder International Bond Fund ("International Bond Fund") Munder Short Term Treasury Fund ("Short Term Treasury Fund") Munder Money Market Fund ("Money Market Fund")

The Munder Framlington Funds Trust
----------------------------------

Munder Framlington Emerging Markets Fund ("Emerging Markets Fund")
Munder Framlington Global Financial Services Fund ("Global Financial Services Fund")
Munder Framlington Healthcare Fund ("Healthcare Fund")
Munder Framlington International Growth Fund ("International Growth Fund")


     The Trust was organized on August 30, 1989 under the name "PDB Fund," which was changed in November 1989 to "Opportunity Funds," in February 1990 to "Ambassador Funds" and in June 1995 to "The Munder Funds Trust." The Tax-Free Intermediate Bond Fund originally commenced operations on February 9, 1987 as a separate portfolio of the St. Clair Tax-Free Fund, Inc. On November 20, 1992, the St. Clair Tax-Free Intermediate Bond Fund was reorganized as the Ambassador Tax-Free Intermediate Bond Fund. The Company was organized as a Maryland corporation on November 18, 1992. Framlington was organized as a Massachusetts business trust on October 30, 1996.

     As stated in each Prospectus, the investment advisor of each Fund is Munder Capital Management (the "Advisor"). The principal partners of the Advisor are Old MCM, Inc. ("MCM"), Munder Group LLC, WAM Holdings, Inc. ("WAM") and WAM Holdings II, Inc. ("WAM II"). MCM was founded in April 1985 as a Delaware corporation and was a registered investment advisor. WAM and WAM II are indirect, wholly-owned subsidiaries of Comerica Incorporated which owns or controls approximately 88% of the partnership interests in the Advisor.

     Framlington Overseas Investment Management Limited (the "Sub-Advisor") serves as sub-advisor for the Framlington Funds. The Sub-Advisor is a subsidiary of Framlington Group Limited, incorporated in England and Wales which, through its subsidiaries, provides a wide range of investment services. Framlington Group Limited is a wholly owned subsidiary of Framlington Holdings Limited which is, in turn, owned 49% by the Advisor and 51% by Credit Commercial de France S.A., a French banking corporation listed on the Societe des Bourses Francaises.

     Capitalized terms used in this Statement of Additional Information and not otherwise defined have the same meanings as are given to them in each Prospectus.

                               FUND INVESTMENTS

     The following supplements the information contained in each Prospectus concerning the investment objectives and policies of the Funds. With the exception of the investment objectives of Multi-Season Fund, Real Estate Fund and Money Market Fund, each Fund's investment objective is a non-fundamental policy and may be changed without the authorization of the holders of a majority of the Fund's outstanding shares. The Tax-Free Bond Fund and Tax-Free Money Market Fund each have a fundamental policy to invest at least 80% of its respective assets in municipal obligations bearing tax-exempt interest; all other investment policies, other than those specifically designated as fundamental, are non-fundamental policies and may be changed without the authorization of the holders of a majority of a Fund's outstanding shares.
There can be no assurance that a Fund will achieve its objective. A description of applicable credit ratings is set forth in Appendix A to this Statement of Additional Information. For purposes of this Statement of Additional Information, the Equity Selection Fund, Global Financial Services Fund, Growth & Income Fund, Growth Opportunities Fund, Index 500 Fund, International Equity Fund, Micro-Cap Fund, Multi-Season Fund, NetNet Fund, Real Estate Fund, Small-Cap Value Fund, Small Company Growth Fund, Value Fund, International Growth Fund, Emerging Markets Fund and Healthcare Fund are referred to as the "Equity Funds"; the Bond Fund, Intermediate Bond Fund and U.S. Income Fund are referred to as the "Bond Funds"; the Michigan Bond Fund, Tax-Free Bond Fund and Tax-Free Intermediate Bond Fund are referred to as the "Tax-Free Bond Funds" and Cash Investment Fund, Money Market Fund, Tax-Free Money Fund and U.S. Treasury Money Market Fund are referred to as the "Money Market Funds."

     BORROWING. Each of the Funds is authorized to borrow money in amounts up to 5% of the value of its total assets at the time of such borrowings for temporary purposes, and are authorized to borrow money in excess of the 5% limit as permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), to meet redemption requests. This borrowing may be unsecured. The 1940 Act requires the Funds to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Funds may be required to sell some of their portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds. A Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Each Fund may, in connection with permissible borrowings, transfer as collateral securities owned by the Fund.

     FOREIGN SECURITIES. Each Equity Fund (except Global Financial Services Fund, Real Estate Fund, International Equity Fund, International Growth Fund, Emerging Markets Fund and Healthcare Fund), each Bond Fund, each Tax-Free Bond Fund, the Balanced Fund, the Cash Investment Fund and the Money Market Fund may invest up to 25% of its assets in foreign securities. Under normal market conditions, the International Equity Fund, International Bond Fund and International Growth Fund will each invest at least 65% of its assets in securities of issuers located in at least three countries other than the United States. The Global Financial Services Fund will invest at least 65% of its assets in securities of issuers located in at least three countries, one of which may be the United States. The Emerging Markets Fund will invest at least 65% of its assets in emerging market countries. There is no limit on the Healthcare Fund's investments in foreign securities. The Multi-Season Fund and NetNet

Fund typically will only purchase foreign securities which are represented by American Depositary Receipts ("ADRs") listed on a domestic securities exchange or included in the NASDAQ National Market System, or foreign securities listed directly on a domestic securities exchange or included in the NASDAQ National Market System. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. Certain institutions issuing ADRs may not be sponsored by the issuer. A non-sponsored depositary may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangements with the issuer.

     The International Bond Fund will primarily invest in foreign debt obligations denominated in foreign currencies, including the European Currency Unit ("ECU"), which are issued by foreign governments and governmental agencies, instrumentalities or political subdivisions; debt securities issued or guaranteed by supranational organizations (as defined below); corporate debt securities; bank or bank holding company debt securities and other debt securities including those convertible into foreign stock. For the purposes of the 65% minimum with respect to the International Bond Fund's designation as an international bond fund, the securities described in this paragraph are considered "international bonds."

     Income and gains on foreign securities may be subject to foreign withholding taxes. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States. Such concerns are particularly heightened for emerging markets and Eastern European countries.

     Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interest; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

     Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into United States dollars, the conversion rates may be artificial to the actual market values and may be adverse to a Fund.

     The Advisor (Sub-Advisor with respect to the Framlington Funds) endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of Fund shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments that could affect investments in securities of issuers in foreign nations.

     Foreign securities markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

     A Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Changes in foreign currency exchange rates will influence values within a Fund from the perspective of U.S. investors, and may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The Advisor (Sub-Advisor with respect to the Framlington Fund), will attempt to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places a Fund's investments.

     The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

     FORWARD FOREIGN CURRENCY TRANSACTIONS. In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency, the Equity Funds (excluding the Real Estate Fund), the Balanced Fund, the Bond Funds and the International Bond Fund are authorized to enter into forward foreign currency exchange contracts ("forward currency contracts"). These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Fund to establish a rate of currency exchange for a future point in time.

     When entering into a contract for the purchase or sale of a security, a Fund may enter into a forward currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

     When the Advisor (Sub-Advisor with respect to the Framlington Funds) anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. Similarly, when the obligations held by a Fund create a short position in a foreign currency, the Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains which might result from changes in the value of such currency. A Fund will also incur costs in connection with forward currency contracts and conversions of foreign currencies and U.S. dollars.

     Cash or liquid securities equal to the amount of a Fund's assets that could be required to consummate forward contracts will be designated on the records of the Fund or the Funds' sub-custodian except to the extent the contracts are otherwise "covered." For the purpose of determining the adequacy of the designated securities, the designated securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be designated daily so that the value of the designated securities will equal the amount of such commitments by the Fund. A forward contract to sell a foreign currency is "covered" if a Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price no higher than the Fund's price to sell the currency. A forward contract to buy a foreign currency is "covered" if a Fund holds a forward contract (or put option) permitting the Fund to sell the same currency at a price as high as or higher than the Fund's price to buy the currency.

     FUTURES CONTRACTS AND RELATED OPTIONS. The Equity Funds, the Balanced Fund, the Bond Funds, the Tax-Free Bond Funds and the International Bond Fund may purchase and sell futures contracts on interest-bearing securities or securities indices, and may purchase and sell call and put options on futures contracts. For a detailed description of futures contracts and related options, see Appendix B to this Statement of Additional Information.

     ILLIQUID SECURITIES. The Equity Funds, Balanced Fund, Tax-Free Bond Funds, International Bond Fund and the Bond Funds may invest up to 15%, and each of the Money Market Funds may invest up to 10%, of the value of its net assets (determined at time of acquisition) in securities that are illiquid. Illiquid securities would generally include securities for which there is a limited trading market, repurchase agreements and time deposits with notice/termination dates in excess of seven days, and certain securities that are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "Act"). If, after the time of acquisition, events cause this limit to be exceeded, the Fund will take steps to reduce the aggregate amount of illiquid securities as soon as reasonably practicable in accordance with the policies of the SEC.

     Each Fund (except U.S. Treasury Money Market Fund and Short Term Treasury
Fund) may invest in commercial obligations issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Act ("Section 4(2) paper"). A Fund may also purchase securities that are not registered under the Act, but which can be sold to qualified institutional buyers in accordance with Rule 144A under the Act, ("Rule 144A securities").
Section 4(2) paper is restricted as to disposition under the Federal securities laws, and generally is sold to institutional investors who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers which make a market in the
Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold only to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the Fund's limitation on investment in illiquid securities. The Advisor will determine the liquidity of such investments pursuant to guidelines established by the Boards of Directors/Trustees. It is possible that unregistered securities purchased by the Fund in reliance upon Rule 144A could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

     INTEREST RATE SWAP TRANSACTIONS. Each of the Bond Funds and the International Bond Fund may enter into interest rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Funds than if the Funds had invested directly in an instrument that yielded that desired return. Interest rate swap transactions involve the exchange by a Fund with another party of its commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Typically, the parties with which the Funds will enter into interest rate swap transactions will be brokers, dealers or other financial institutions known as "counterparties." Certain Federal income tax requirements may, however, limit the Funds' ability to engage in certain interest rate transactions. Gains from transaction in interest rate swaps distributed to shareholders of the Funds will be taxable as ordinary income or, in certain circumstances, as long-term capital gains to the shareholders.

     Each of the Funds' obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Each of the Funds' obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund). Accrued but unpaid net amounts owed to a swap counterparty will be covered by earmarking cash, U.S. Government securities or other high-grade liquid securities on the books of the Fund or the Fund's sub-custodian, to avoid any potential leveraging of a Fund's portfolio.

     The Funds will not enter into any interest rate swap transaction unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party to the transaction is rated in one of the highest four rating categories by at least one nationally-recognized statistical rating organization ("NRSRO") or is believed by the Advisor to be equivalent to that rating. If the other party to a transaction defaults, the Funds will have contractual remedies pursuant to the agreements related to the transactions.

     The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of each of the Funds would be lower than it would have been if interest rate swaps were not used. The swaps market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swaps market has become relatively liquid in comparison with other similar instruments traded in the interbank market.
The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Funds' ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     INVESTMENT COMPANY SECURITIES. Each of the Funds (other than the Short Term Treasury Fund) may invest in securities issued by other investment companies. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses each Fund bears directly in connection with its own operations. Each Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund.

     LENDING OF PORTFOLIO SECURITIES. To enhance the return on its portfolio, each of the Funds may lend securities in its portfolio (subject to a limit of 25% of each Fund's, other than the Money Market Fund's, total assets; and 33 1/3% of the Money Market Fund's total assets) to securities firms and financial institutions, provided that each loan is secured continuously by collateral in the form of cash, high quality money market instruments or short-term U.S. Government securities adjusted daily to have a market value at least equal to the current market value of the securities loaned. These loans are terminable at any time, and the Funds will receive any interest or dividends paid on the loaned securities. In addition, it is anticipated that a Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. The risk in lending portfolio securities, as with other extensions of credit, consists of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. In determining whether the Funds will lend securities, the Advisor (Sub-Advisor with respect to the Framlington Funds) will consider all relevant facts and circumstances. The Funds will only enter into loan arrangements with broker-dealers, banks or other institutions which the Advisor (Sub-Advisor with respect to the Framlington Funds) has determined are creditworthy under guidelines established by the Boards of Directors/Trustees.

     LOWER-RATED DEBT SECURITIES. It is expected that each Fund (other than the Money Market Funds, Index 500 Fund and Growth & Income Fund) will invest not more than 5% of its total assets in securities that are rated below investment grade by Standard & Poor's Rating Service, a division of McGraw-Hill Companies, Inc. ("S&P"), or Moody's Investors Service, Inc. ("Moody's"), or in comparable unrated securities. The Growth & Income Fund may invest up to 20% of the value of its total assets in such securities. The Money Market Funds and the Index 500 Fund may not invest in such securities. Such securities are also known as junk bonds. The yields on lower-rated debt and comparable unrated securities generally are higher than the yields available on higher-rated securities. However, investments in lower-rated debt and comparable unrated securities generally involve greater volatility of price and risk of loss of income and principal, including the possibility of default by or bankruptcy of the issuers of such securities. Lower-rated debt and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held in each Fund's portfolio, with a commensurate effect on the value of each of the Fund's shares. Therefore, an investment in the Funds should not be considered as a complete investment program and may not be appropriate for all investors.

     While the market values of lower-rated debt and comparable unrated securities tend to react more to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain lower rated debt and comparable unrated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, lower-rated debt securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of lower-rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower-rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Funds may incur additional expenses to the extent that they are required to seek recovery upon a default in the payment of principal or interest on their portfolio holdings. The existence of limited markets for lower-rated debt and comparable unrated securities may diminish each of the Fund's ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

     Lower-rated debt securities and comparable unrated securities may have call or buy-back features that permit their issuers to call or repurchase the securities from their holders. If an issuer exercises these rights during periods of declining interest rates, the Funds may have to replace the security with a lower yielding security, thus resulting in a decreased return to the Funds. A description of applicable credit ratings is set forth in Appendix A of this Statement of Additional Information.

     MONEY MARKET INSTRUMENTS. As described in the Prospectuses, each of the Funds (except the Short Term Treasury Fund) may invest from time to time in "money market instruments," a term that includes, among other things, bank obligations, commercial paper, variable amount master demand notes and corporate bonds with remaining maturities of 397 days or less.

     Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Although the Funds will invest in obligations of foreign banks or foreign branches of U.S. banks only where the Advisor (Sub-Advisor with respect to the Framlington Funds) deems the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.

     Investments by a Fund in commercial paper will consist of issues rated at the time of purchase A-1 and/or P-1 by S&P or Moody's. In addition, the Funds may acquire unrated commercial paper and corporate bonds that are determined by the Advisor (Sub-Advisor with respect to the Framlington Funds) at the time of purchase to be of comparable quality to rated instruments that may be acquired by such Fund as previously described.

     The Funds may also purchase variable amount master demand notes which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, a Fund may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable amount master demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Funds invest in variable amount master notes only when the Advisor (Sub-Advisor with respect to the Framlington Funds) deems the investment to involve minimal credit risk.

     MORTGAGE-RELATED SECURITIES. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

     MUNICIPAL OBLIGATIONS. Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from regular Federal income tax are rendered by bond counsel or counsel to the respective issuers at the time of issuance. Neither the Trust nor the Advisor will review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

     An issuer's obligations under its municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal obligations may be materially adversely affected by litigation or other conditions.

     From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal obligations. For example, under the Tax Reform Act of 1986 interest on certain private activity bonds must be included in an investor's Federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their Federal alternative minimum taxable income. The Trust cannot predict what legislation, if any, may be proposed in Congress in the future as regards the Federal income tax status of interest on municipal obligations in general, or which proposals, if any, might be enacted. Such proposals, if enacted, might materially adversely affect the availability of municipal obligations for investment by the Tax-Free Bond Funds and the Tax-Free Money Market Fund and the liquidity and value of such Funds. In such an event the Board of Trustees would reevaluate the Fund's investment objective and policies and consider changes in its structure or possible dissolution.

     The Cash Investment Fund and the Money Market Fund each may, when deemed appropriate by the Advisor in light of the Fund's investment objective, invest in high quality municipal obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for Federal income tax purposes, provided that such obligations carry yields that are competitive with those of other types of money market instruments of comparable quality. The Cash Investment Fund and the Money Market Fund each do not expect to invest more than 5% of its net assets in such municipal obligations during the current fiscal year.

     NON-DOMESTIC BANK OBLIGATIONS. Non-domestic bank obligations include Eurodollar Certificates of Deposit ("ECDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs"), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs"), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs"), which are U.S. dollar denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

     OPTIONS. Each of the Equity Funds, Balanced Fund, Bond Funds, International Bond Fund and Tax-Free Bond Funds (other than Tax-Free Intermediate Bond Fund) may write covered call options, buy put options, buy call options and write secured put options. Such options may relate to particular securities and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves. For risks associated with options on foreign currencies, see Appendix B to this Statement of Additional Information.

     A call option for a particular security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer of the option the obligation to buy, the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

     The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." The cost of such a closing purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

     Effecting a closing transaction in the case of a written call option will permit the Funds to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option, will permit the Funds to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

     The Funds may write options in connection with buy-and-write transactions; that is, the Funds may purchase a security and then write a call option against that security. The exercise price of the call the Funds determine to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the maximum gain to the relevant Fund will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

     In the case of a call option on a security, the option is "covered" if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or liquid securities in such amount as are earmarked on the books of the Fund or the Fund's sub-custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its sub-custodian cash or liquid securities equal to the contract value. A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference in cash or liquid securities is earmarked on the books of the Fund or the Fund's sub-custodian. A Fund will limit its investment in uncovered call options purchased or written by the Fund to 33 1/3% of the Fund's total assets. A Fund will write put options only if they are "secured" by cash or liquid securities earmarked on the books of the Fund or the Fund's sub-custodian in an amount not less than the exercise price of the option at all times during the option period.

     The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the relevant Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price.

     The Funds may purchase put options to hedge against a decline in the value of their portfolios. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Funds may purchase call options to hedge against an increase in the price of securities that they anticipate purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

     When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by the Fund expires unexercised the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

     There are several risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying security (in the case of a covered call option) or liquidate the earmarked securities (in the case of a secured put option) until the option expires or the optioned security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the security during such period.

     There is no assurance that a Fund will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

     In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange"), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

     Currency transactions, including options on currencies and currency futures, are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as the incurring of transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to the issuing country's economy.

     REAL ESTATE SECURITIES. The Real Estate Fund may invest without limit in shares of real estate investment trusts ("REITs"). The Equity Funds and the Balanced Fund may also invest in REITs. REITs pool investors' funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of it taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Funds will not invest in real estate directly, but only in securities issued by real estate companies. However, the Funds may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates.

     In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.

     REPURCHASE AGREEMENTS. Each of the Funds may agree to purchase securities from financial institutions such as member banks of the Federal Reserve System, any foreign bank or any domestic or foreign broker/dealer that is recognized as a reporting government securities dealer, subject to the seller's agreement to repurchase the securities at an agreed-upon time and price ("repurchase agreements"). The Short Term Treasury Fund will only invest in repurchase agreements fully collateralized by U.S. Treasury securities. The Advisor (Sub-Advisor with respect to the Framlington Funds) will review and continuously monitor the creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain collateral in an amount that is greater than the repurchase price. Default by, or bankruptcy of, the seller would, however, expose a Fund to possible loss because of adverse market action or delays in connection with the disposition of underlying obligations except with respect to repurchase agreements secured by U.S. Government securities. With respect to the Money Market Funds, the securities held subject to a repurchase agreement may have stated maturities exceeding thirteen months, provided the repurchase agreement itself matures in 397 days or less.

     The repurchase price under repurchase agreements generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement).

     Securities subject to repurchase agreements will be held, as applicable, by the Trust's, Framlington's or the Company's custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depositary. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

     REVERSE REPURCHASE AGREEMENTS. Each Fund (except the Tax-Free Money Market Fund, Tax-Free Bond Funds and Short Term Treasury Fund) may borrow funds for temporary or emergency purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Fund will maintain cash, U.S. Government securities or other liquid securities designated on the books of the Fund or the Fund's sub-custodian in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

     RIGHTS AND WARRANTS. As stated in their Prospectuses, the Equity Funds and the Balanced Fund may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

     SHORT SALES. The Global Financial Services Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may also sell securities that it owns or has the right to acquire at no additional cost but does not intend to deliver to the buyer, a practice known as selling short "against-the-box." The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealers, usually cash, U.S. Government securities or other highly liquid securities similar to those borrowed. The Fund will also be required to deposit similar collateral with its custodian or sub-custodian to the extent necessary so that the value of both collateral deposits in the aggregate is at all times equal to as least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over any received by the Fund on such security, the Fund may not received any payments (including interest) on its collateral deposited with such broker-dealer. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales.

     If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain is limited to the price at which it sold the security short; its potential loss is theoretically unlimited.

     STAND-BY COMMITMENTS. The Balanced Fund, Cash Investment Fund, Money Market Fund, the Tax-Free Bond Funds and Tax-Free Money Market Fund may each enter into stand-by commitments with respect to municipal obligations held by it. Under a stand-by commitment, a dealer agrees to purchase at the Fund's option a specified municipal obligation at its amortized cost value to the Fund plus accrued interest, if any. Stand-by commitments may be exercisable by a Fund at any time before the maturity of the underlying municipal obligations and may be sold, transferred or assigned only with the instruments involved.

     The Trust expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for municipal obligations which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by a Fund will not exceed 1/2 of 1% of the value of such Fund's total assets calculated immediately after each stand-by commitment is acquired.

     The Funds intend to enter into stand-by commitments only with dealers, banks and broker/dealers which, in the Advisor's opinion, present minimal credit risks. The Tax-Free Bond Funds and the Tax-Free Money Market Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation of the underlying municipal obligation. The actual stand-by commitment will be valued at zero in determining net asset value. Accordingly, where a Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by such Fund and will be reflected in realized gain or loss when the commitment is exercised or expires.

     STOCK INDEX FUTURES, OPTIONS ON STOCK AND BOND INDICES AND OPTIONS ON STOCK AND BOND INDEX FUTURES CONTRACTS. The Equity Funds, the Balanced Fund, the Bond Funds and the Tax-Free Bond Funds (other than the Tax-Free Intermediate Bond
Fund) may purchase and sell stock index futures, options on stock and bond indices and options on stock and bond index futures contracts as a hedge against movements in the equity and bond markets. The Tax-Free Intermediate Bond Fund may purchase and sell bond index futures contracts.

The International Bond Fund may purchase and sell options on bond index futures contracts as a hedge against movements in the bond markets.

     A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

     Options on stock and bond indices are similar to options on specific securities, described above, except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock or bond index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock or bond index is greater than, in the case of a call option, or less than, in the case of a put option, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock or bond indices are in cash, and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks.

     If the Advisor (Sub-Advisor with respect to the Framlington Funds) expects general stock or bond market prices to rise, it might purchase a stock index futures contract, or a call option on that index, as a hedge against an increase in prices of particular securities it ultimately wants to buy. If in fact the index does rise, the price of the particular securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the futures contract or index option resulting from the increase in the index. If, on the other hand, the Advisor or Sub-Advisor, as the case may be, expects general stock or bond market prices to decline, it might sell a futures contract, or purchase a put option, on the index. If that index does in fact decline, the value of some or all of the securities in the Funds' portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such futures contract or put option.

     The Equity Funds, the Balanced Fund, the Bond Funds and the Tax-Free Bond Funds (other than Tax-Free Intermediate Bond Fund) may purchase and write call and put options on stock index futures contracts and each such Fund and the International Bond Fund may purchase and write call and put options on bond index futures contracts. Each such Fund may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and selling the underlying futures or purchasing and writing options directly on the underlying securities or indices. For example, such Funds may purchase put options or write call options on stock and bond index futures (only bond index futures in the case of the International Bond Fund), rather than selling futures contracts, in anticipation of a decline in general stock or bond market prices or purchase call options or write put options on stock or bond index futures, rather than purchasing such futures, to hedge against possible increases in the price of securities which such Funds intend to purchase.

     In connection with transactions in stock or bond index futures, stock or bond index options and options on stock or bond index futures, the Funds will be required to deposit as "initial margin" an amount of cash or short-term U.S. Government securities equal to between 5% to 8% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the option or futures contract. No Fund may at any time commit more than 5% of its total assets to initial margin deposits on futures contracts, index options and options on futures contracts.

     STRIPPED SECURITIES. Certain Funds may acquire U.S. Government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for federal tax and securities purposes. The Company, the Trust and Framlington are not aware of any binding legislative, judicial or administrative authority on this issue.

     Only instruments which are stripped by the issuing agency will be considered U.S. Government obligations. Securities such as CATS and TIGRs which are stripped by their holder do not qualify as U.S. Government obligations.

     Within the past several years the U.S. Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on U.S. Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the U.S. Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Fund is able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

     In addition, the Bond Fund, Intermediate Bond Fund, International Bond Fund and U.S. Government Income Fund may invest in stripped mortgage-backed securities ("SMBS"), which represent beneficial ownership interests in the principal distributions and/or the interest distributions on mortgage assets. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most common case, one class of SMBS will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). SMBS may be issued by FNMA or FHLMC.

     The original principal amount, if any, of each SMBS class represents the amount payable to the holder thereof over the life of such SMBS class from principal distributions of the underlying mortgage assets, which will be zero in the case of an IO class. Interest distributions allocable to a class of SMBS, if any, consist of interest at a specified rate on its principal amount, if any, or its notional principal amount in the case of an IO class. The notional principal amount is used solely for purposes of the determination of interest distributions and certain other rights of holders of such IO class and does not represent an interest in principal distributions of the mortgage assets.

     Yields on SMBS will be extremely sensitive to the prepayment experience on the underlying mortgage loans, and there are other associated risks. For IO classes of SMBS and SMBS that were purchased at prices exceeding their principal amounts there is a risk that a Fund may not fully recover its initial investment.

     The determination of whether a particular government-issued IO or PO backed by fixed-rate mortgages is liquid may be made under guidelines and standards established by the Boards of Directors/Trustees. Such securities may be deemed liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Fund's net asset value per share.

     SUPRANATIONAL BANK OBLIGATIONS. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., The World
Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance these commitments will be undertaken or met in the future.

     U.S. GOVERNMENT OBLIGATIONS. The Funds may purchase obligations issued or guaranteed by the U.S. Government and, except in the case of the U.S. Treasury Money Market Fund, U.S. Government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of

GNMA, are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law. Examples of the types of U.S. Government obligations that may be acquired by the Funds include U.S. Treasury Bills, U.S. Treasury Notes and U.S. Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, FNMA, GNMA, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, FHLMC, Federal Intermediate Credit Banks and Maritime Administration.

     VARIABLE AND FLOATING RATE INSTRUMENTS. Debt instruments may be structured to have variable or floating interest rates. Variable and floating rate obligations purchased by a Fund may have stated maturities in excess of a Fund's maturity limitation if the Fund can demand payment of the principal of the instrument at least once during such period on not more than thirty days' notice (this demand feature is not required if the instrument is guaranteed by the U.S. Government or an agency thereof). These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates. The Advisor or Sub-Advisor, as the case may be, will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a Fund, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. The Money Market Funds will invest in variable and floating rate instruments only when the Advisor deems the investment to involve minimal credit risk.

     In determining average weighted portfolio maturity of the Funds, an instrument will usually be deemed to have a maturity equal to the longer of the period remaining until the next interest rate adjustment or the time the Fund involved can recover payment of principal as specified in the instrument. Variable rate U.S. Government obligations held by the Funds, however, will be deemed to have maturities equal to the period remaining until the next interest rate adjustment.

     The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Fund could suffer a loss if the issuer defaulted or during periods that a Fund is not entitled to exercise its demand rights.

     Variable and floating rate instruments held by a Fund will be subject to the Fund's limitation on illiquid investments when the Fund may not demand payment of the principal amount within seven days absent a reliable trading market.

     GUARANTEED INVESTMENT CONTRACTS. The Bond Funds, International Bond Fund, Cash Investment Fund and Money Market Fund may make limited investments in guaranteed investment contracts ("GICs") issued by U.S. insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis interest which is based on an index (in most cases this index is expected to be the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. A GIC is normally a general obligation of the issuing insurance company and not funded by a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. A Fund will only purchase GICs from insurance companies which, at the time of purchase, have assets of $1 billion or more and meet quality and credit standards established by the Advisor pursuant to guidelines approved by the Board of Directors/Trustees. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Therefore, GICs will normally be considered illiquid investments, and will be acquired subject to the Fund's limitation on illiquid investments.

     WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS (DELAYED-DELIVERY TRANSACTIONS). When-issued purchases and forward commitments (delayed-delivery transactions) are commitments by a Fund to purchase or sell particular securities with payment and delivery to occur at a future date (perhaps one or two months later). These transactions permit the Fund to lock-in a price or yield on a security, regardless of future changes in interest rates.

     When a Fund agrees to purchase securities on a when-issued or forward commitment basis, the Fund will earmark cash or liquid portfolio securities equal to the amount of the commitment. Normally, the Fund will earmark portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to earmark additional assets in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. It may be expected that the market value of the Fund's net assets will fluctuate to a greater degree when it earmarks portfolio securities to cover such purchase commitments than when it earmarks cash. Because a Fund's liquidity and ability to manage its portfolio might be affected when it earmarks cash or portfolio securities to cover such purchase commitments, the Advisor (Sub-Advisor with respect to the Framlington Funds) expects that its commitments to purchase when-issued securities and forward commitments will not exceed 25% of the value of a Fund's total assets absent unusual market conditions.

     A Fund will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss.

     When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

     The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

     YIELDS AND RATINGS. The yields on certain obligations, including the money market instruments in which each Fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of S&P, Moody's, Duff & Phelps Credit Rating Co., Thomson Bank Watch, Inc., and other NRSROs represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

     With respect to each of the Money Market Funds, securities (other than U.S. Government securities) must be rated (generally, by at least two NRSROs) within the two highest rating categories assigned to short-term debt securities. In addition, each of Cash Investment Fund and Money Market Fund will not invest more than 5% of its total assets in securities rated in the second highest rating category by such NRSROs and will not invest more than 1% of its total assets in such securities of any one issuer. Each of Cash Investment Fund, Money Market Fund and Tax-Free Money Market Fund intends to limit investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) to not more than 5% of the Fund's total assets at the time of purchase, provided that the Fund may invest up to 25% of its total assets in the securities of any one issuer rated in the highest rating category by an NRSRO for a period of up to three business days. Unrated and certain single rated securities (other than U.S. Government securities) may be purchased by the Money Market Funds, but are subject to a determination by the Advisor, in accordance with procedures established by the Board of Directors/Trustees, that the unrated and single rated securities are of comparable quality to the appropriate rated securities.

     OTHER. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Directors/Trustees or the Advisor (Sub-Advisor with respect to the Framlington Funds), pursuant to guidelines established by the Boards, will consider such an event in determining whether the Fund involved should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the SEC.

           RISK FACTORS AND SPECIAL CONSIDERATIONS -- INDEX 500 FUND

     Traditional methods of fund investment management typically involve relatively frequent changes in a portfolio of securities on the basis of economic, financial and market analysis. Index funds such as the Index 500 Fund are not managed in this manner. Instead, with the aid of a computer program, the Advisor purchases and sells securities for the Fund in an attempt to produce investment results that substantially duplicate the performance of the common stocks included in the S&P 500 Composite Stock Price Index ("S&P 500"), taking into account redemptions, sales of additional Fund shares, and other adjustments as described below.

     The Fund does not expect to hold at any particular time all of the stocks included in the S&P 500. The Advisor believes, however, that through the application of capitalization weighing and sector balancing techniques it will be able to construct and maintain the Fund's investment portfolio so that it reasonably tracks the performance of the S&P 500. The Advisor will compare the industry sector diversification of the stocks the Fund would acquire solely on the basis of their weighted capitalizations with the industry sector diversification of all issuers included in the S&P 500. This comparison is made because the Advisor believes that, unless the Fund holds all stocks included in the S&P 500, the selection of stocks for purchase by the Fund solely on the basis of their weighted market capitalizations would tend to place heavier concentration in certain industry sectors that are dominated by the larger corporations, such as communications, automobile, oil and energy. As a result, events disproportionately affecting such industries could affect the performance of the Fund differently than the performance of the S&P 500. Conversely, if smaller companies were not purchased by the Fund, the representation of industries included in the S&P 500 that are not dominated by the most heavily market-capitalized companies would be reduced or eliminated.

     For these reasons, the Advisor will identify the sectors which are (or, except for sector balancing, would be) most underrepresented in the Fund's portfolio and will purchase balancing securities in these sectors until the portfolio's sector weightings closely match those of the S&P 500. This process continues until the portfolio is fully invested (except for cash holdings).

     Redemptions of a substantial number of shares of the Fund could reduce the number of issuers represented in the Fund's investment portfolio, which could, in turn, adversely affect the accuracy with which the Fund tracks the performance of the S&P 500.

     If an issuer drops in ranking, or is eliminated entirely from the S&P 500, the Advisor may be required to sell some or all of the common stock of such issuer then held by the Fund. Sales of portfolio securities may be made at times when, if the Advisor were not required to effect purchases and sales of portfolio securities in accordance with the S&P 500, such securities might not be sold. Such sales may result in lower prices for such securities than may have been realized or in losses that may not have been incurred if the Advisor were not required to effect the purchases and sales. The failure of an issuer to declare or pay dividends, the institution against an issuer of potentially materially adverse legal proceedings, the existence or threat of defaults materially and adversely affecting an issuer's future declaration and payment of dividends, or the existence of other materially adverse credit factors will not necessarily be the basis for the disposition of portfolio securities, unless such event causes the issuer to be eliminated entirely from the S&P 500. However, although the Advisor does not intend to screen securities for investment by the Fund by traditional methods of financial and market analysis, the Advisor will monitor the Fund's investment with a view towards removing stocks of companies which exhibit extreme financial distress or which may impair for any reason the Fund's ability to achieve its investment objective.

     The Fund will invest primarily in the common stocks that constitute the S&P 500 in accordance with their relative capitalization and sector weightings as described above. It is possible, however, that the Fund will from time to time receive, as part of a "spin-off" or other corporate reorganization of an issuer included in the S&P 500, securities that are themselves outside the S&P 500. Such securities will be disposed of by the Fund in due course consistent with the Fund's investment objective.

     In addition, the Index 500 Fund may invest in Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are securities that represent ownership in the SPDR Trust, a long-term unit investment trust which is intended to provide investment results that generally correspond to the price and yield performance of the S&P
500. SPDR holders are paid a "Dividend Equivalent Amount" that corresponds to the amount of cash dividends accruing to the securities in the SPDR Trust, net of certain fees and expenses charged to the Trust. Because of these fees and expenses, the dividend yield for SPDRs may be less than that of the S&P 500. SPDRs are traded on the American Stock Exchange.

     The Fund may also purchase put and call options on the S&P 500 and S&P 100 stock indices, which are traded on national securities exchanges. In addition, the Fund may enter into transactions involving futures contracts (and futures options) on these two stock indices and may purchase securities of other investment companies that are structured to seek a similar correlation to the S&P 500. These transactions are effected in an effort to have fuller exposure to price movements in the S&P 500 pending investment of purchase orders or while maintaining liquidity to meet potential shareholder redemptions. Transactions in option and stock index futures contracts may be desirable to hedge against a price movement in the S&P 500 at times when the Fund is not fully invested in stocks that are included in the S&P 500. For example, by purchasing a futures contract, the Fund may be able to reduce the potential that cash inflows will disrupt its ability to track the S&P 500, since the futures contracts may serve as a temporary substitute for stocks which may then be purchased in an orderly fashion. Similarly, because futures contracts only require a small initial margin deposit, the Fund may be able, as an effective matter, to be fully invested in the S&P 500 while keeping a cash reserve to meet potential redemptions. See Appendix B to this Statement of Additional Information.

       RISK FACTORS AND SPECIAL CONSIDERATIONS -- MICHIGAN BOND FUND AND
                        TAX-FREE INTERMEDIATE BOND FUND

     The information set forth below is derived in substantial part from the official statements prepared in connection with the issuance of Michigan municipal bonds and similar obligations and other sources that are generally available to investors. The information is provided as general information intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State of Michigan (the "State"). The Company has not independently verified this information.

     The State's Constitution limits the amount of total State revenues raised from taxes and other sources. State revenues (excluding federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a specified percentage of State personal income in the prior calendar year or average of the prior three calendar years, whichever is greater. The percentage is based upon the ratio of the 1978-79 fiscal year revenues to total 1977 State personal income. If any fiscal year revenues exceed the revenue limitation by 1%, the entire amount exceeding the limitation must be rebated in the following fiscal year's personal income tax or single business tax. Annual excesses of less than 1% may be transferred into the State's Budget Stabilization Fund. The State may raise taxes in excess of the limit in emergency situations.

     The State Constitution limits the purposes for which State general obligation debt may be issued. Such debt is limited to short-term debt for State operating purposes, short and long-term debt for the purpose of making loans to school districts and long-term debt for voter approved purposes. The State's Constitution also directs or restricts the use of certain revenues.

     The State finances its operations through the State's General Fund and special revenue funds. The General Fund receives revenues of the State that are not specifically required to be included in the special revenue funds. General Fund revenues are obtained approximately 55% from the payment of State taxes and 45% from federal and non-tax revenue sources. Tax revenues credited to the General Fund include the personal income tax, the single business tax and approximately 15% of the sales tax collections.

     Expenditures are not permitted by the State Constitution to exceed available revenues. The State Constitution requires that the Governor, with the approval of the appropriating committees of the State House and Senate, reduce expenditures whenever it appears that the actual revenues will be less than the originally projected revenues upon which the budget was based.

     In 1994, a ballot proposal ("Proposal A") to implement extensive property tax and school finance reform measures was subject to voter approval and in fact approved on March 15, 1994. Under Proposal A as approved, effective May 1, 1994, the State sales and use tax increased from 4% to 6%, the State income tax decreased from 4.6% to 4.4%, the cigarette tax increased from $.25 to $.75 per pack, and an additional tax of 16% of the wholesale price is imposed on certain other tobacco products. As of January 1, 1995, a 0.75% real estate transfer tax also became effective. In 1994, a State education property tax of 6 mills was imposed on all real property and personal property currently subject to the general property tax. In addition, all school boards can now, with voter approval, levy up to the lesser of 18 mills or the number of mills levied in 1993 for school operating purposes, on non-homestead property. Proposal A contained additional provisions regarding the ability of local school districts to levy taxes as well as a limit on assessment increases for each parcel of property, beginning in 1995 to the lesser of 5% or the rate of inflation. When property is subsequently sold, its assessed value is adjusted equal to 50% of true cash value. Under Proposal A, much of the additional revenue generated by these taxes is dedicated to the State School Aid Fund.

     Proposal A shifts significant portions of the cost of local school operations from local school districts to the State and raises additional State revenues to fund these additional State expenses. These additional revenues will be included within the State's constitutional revenue limitations and may impact the State's ability to raise additional revenues in the future.

     The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances. These lawsuits involve programs generally in the areas of corrections, highway maintenance, social services, tax collection, commerce and budgetary reductions to school districts and governmental units and court funding. Although no opinion is expressed with respect to the ultimate disposition and consequences of any litigation in combination with any State Revenue loss, the implementation of any tax reduction proposal or the failure of the State to realize any budget assumption, the Attorney General of the State has indicated in a recent official statement prepared in connection with issuance of general obligation bonds of the State that, except as listed below, such ultimate dispositions and consequences of any single proceeding or all legal proceedings should not themselves have a material adverse effect on the security for such bonds.

     On August 22, 1994, the Ingham Circuit and probate courts, together with the 55th District Court, filed suits in the Court of Claims and Ingham County Circuit Court against the State of Michigan and Ingham County for declaratory and injunctive relief, and for damages, due to the alleged failure of the State Court Administrative Office to properly calculate Ingham County's reimbursement under the court funding statute. These cases have been dismissed by stipulation of the parties because the plaintiffs are raising the same claims as members of a class action captioned as 10th Judicial Circuit, et al v State of Michigan, et al. Plaintiffs assert that the amount in controversy exceeds $5 million dollars. The case is currently pending final class certification.

     In an order dated June 10, 1997 and a decision rendered July 31, 1997, the Michigan Supreme Court decided, in the consolidated cases of Durant v State of Michigan and Schmidt v State of Michigan, that the special education, special education transportation, bilingual education, driver training and school lunch programs provided by local school districts are state mandated programs within the meaning of Michigan Constitution, Article 9, (S) 29 (part of the so-called Headlee Amendment) and, therefore, the state is obligated to fund these programs at levels established by the Headlee Amendment. In fashioning a remedy in this case of first impression under the Headlee Amendment, the Court concluded that, in future cases, the correct remedy will typically be limited to a declaratory judgment. However, due to the protracted nature of the Durant and Schmidt litigation, the Court ruled that money damages, without interest, shall be paid to the 84 plaintiff school districts for the full amount of the underfunding for the state mandated programs during the 1991-92, 1992-93, and 1993-94 school years. On November 19, 1997, the Governor signed legislation providing approximately $212 million to the 84 plaintiff school districts to cover the underfunding for those three years. That payment was made to the 84 plaintiff school districts on April 15, 1998 from the State's Budget Stabilization Fund. The board of education of each plaintiff school district is to determine the appropriate distribution of the award between taxpayer relief and/or use by the district for other public purposes. The Court has affirmed the award to plaintiffs of their costs including attorney fees. Approximately 400 other school districts have asserted similar claims. In companion legislation signed by the Governor on November 19, 1997, the State will pay each "non-Durant" school district for its underfunded state mandated program costs for those same three years, if the district agreed, by March 2, 1998, to waive any claim against the State of the same nature as the claims made by the 84 Durant plaintiffs through September 30, 1997. All "non-Durant" school districts submitted the statutory waiver by March 2, 1998. It is estimated that the aggregate payments to the "non-Durant" school districts will, over time, total $632 million. Those payments, commencing in fiscal year 1998-1999, will be paid out of the Budget Stabilization Fund and the General Fund, half in annual payments over 10 years and half in annual payments over 15 years.

     On May 14, 1998, more than 100 Michigan school districts and individuals filed suit in the Michigan Court of Appeals, asserting that the current version of the state school aid act violates the Headlee Amendment, in much the same manner as prior versions of the act were ruled unconstitutional by the Michigan Supreme Court in Durant v State Board of Education, 456 Mich 175 (1977). Durant, et al. v State, et al. ("Durant II"). The Durant II plaintiffs are claiming damages of approximately $347 million for the 1997-1998 school year for the State's alleged underfunding of special education services, special education transportation, and school lunch programs. The Durant II plaintiffs are also requesting a declaratory judgment that the current version of the state school aid act will not provide proper funding levels for future school years. They also seek attorney fees and costs of the litigation.

     The principal sectors of Michigan's diversified economy are the manufacturing of durable goods (including automobiles and components and office equipment), tourism and agriculture. The health of the State's economy, and in particular its durable goods manufacturing industries, is susceptible to a long-term increase in the cost of energy and energy related products. As reflected in historical employment figures, the State's economy has lessened its dependence upon durable goods manufacturing. In 1960, employment in such industry accounted for 33% of the State's work force. By 1997, this figure had fallen to 14.5%. Although manufacturing (including auto-related manufacturing) continues to be an important part of the State's economy, approximately 66% of the civilian labor force is currently engaged in service related employment.

     On October 1, 1997, the State created the Year 2000 Project Office to provide guidance, coordinate oversight for application software, manage Year 2000 funds, provide monitoring support, quality assurance and other matters. The State has undertaken an inventory and assessment of all applications and classified the software, has appropriated funds to carry out the project and informed State agencies of the need to develop contingent plans for mission-critical systems. The State's goal is to have all critical applications operable by December 31, 1998, and all other applications operable by September 30, 1999.

     Although the State is currently on schedule to meet its objectives for Year 2000 compliance, the State has not yet achieved Year 2000 compliance. Although the State has expressed its belief that it will continue to meet the objectives and time frames set forth above for the Year 2000 Project, there can be no assurance that such completion will be done in a timely manner or that any other organization or governmental agency with which the State electronically interacts, including State vendors and the federal government, will be Year 2000 compliant. In the event of any such occurrences, the State may face material adverse consequences with respect to its revenues and operations.

     As of the date of this Statement of Additional Information, the State's general obligation bonds have been rated "AA+" by Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc. ("S&P"), "Aa1" by Moody's Investors Service, Inc. ("Moody's"), and "AA+" by Fitch ICBA ("Fitch"). In January, 1998, the State received an upgrade from S&P from its prior rating of "AA". In March, 1998, the State received an upgrade from Moody's from its prior rating of "Aa2". In April, 1998, the State received an upgrade from Fitch from its prior rating of "AA". Such ratings are in each case based upon certain information and materials concerning the Bonds and the State furnished by the State to such rating agencies. Any explanation of the significance of such ratings may be obtained only from the rating agencies furnishing the same. There is no assurance that such ratings will prevail for any given period of time or that they will not be revised downward or withdrawn entirely by any or all of such rating agencies if, in the judgment of any or all of them, circumstances so warrant. Any such downward revision or withdrawal of such ratings, or any or all of them, may have an adverse effect on the market price of the Bonds. To the extent that the portfolio of Michigan municipal bonds is comprised of revenue of general obligations of local governments or authorities, rather than general obligations of the State of Michigan itself, ratings on such Michigan obligations will be different from those given to the State of Michigan and their value may be independently affected by economic matters not directly impacting the State.


                             INVESTMENT LIMITATIONS

     Each Fund is subject to the investment limitations enumerated in this section which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined under "Miscellaneous Shareholder Approvals").

     No Fund of the Trust may:

     1. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Fund's total assets (taken at current value) would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or the Trust, except that (a) with respect to each Fund, other than the Michigan Bond Fund and the Tax-Free Intermediate Bond Fund, up to 25% of the value of the Fund's total assets (taken at current value) may be invested without regard to these limitations and (b) with respect to the Michigan Bond Fund and the Tax-Free Intermediate Bond Fund, up to 50% of the value of the Fund's total assets may be invested without regard to these limitations so long as no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets;

     2. Borrow money or issue senior securities except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund's total assets at the time of such borrowing. No Fund will purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowing from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Fund's investment practices are not deemed to be pledged for purposes of this limitation;

     3. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments that are issued (as defined in investment limitation 1 above) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, (ii) with respect to the Money Market Funds only, instruments issued by domestic branches of U.S. banks and (iii) repurchase agreements secured by the instruments described in clauses
          (i) and, with respect to the Money Market Funds, (ii); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry;

     4. Purchase or sell real estate, except that each Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate;

     5. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act;

     6. Act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended, except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting;

     7. Write or sell put options, call options, straddles, spreads, or any combination thereof except for transactions in options on securities, securities indices, futures contracts, options on futures contracts and transactions in securities on a when-issued or forward commitment basis, and except that each Equity and Bond Fund may enter into forward currency contracts in accordance with its investment objectives and policies. Notwithstanding the above, the Tax-Free Intermediate Bond Fund may not write or purchase options, including puts, calls, straddles, spreads, or any combination thereof;

     8. Purchase securities of companies for the purpose of exercising control;

     9. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Fund's transactions in futures contracts and related options, a Fund's sale of securities short against the box or a Fund's transactions in securities on a when-issued or forward commitment basis, and (b) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities;

     10. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Fund may, to the extent appropriate to its investment policies, purchase publicly traded securities of companies engaging in whole or in part in such activities, may enter into futures contracts and related options, and may engage in transactions in securities on a when-issued or forward commitment basis, and except that each Equity Fund and Bond Fund may enter into forward currency contracts in accordance with its investment objectives and policies; or

     11. Make loans, except that each Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately negotiated), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment objective and policies.

     In addition, the Tax-Free Intermediate Bond Fund may not:

     1. Purchase or retain securities of any issuer if the officers or Trustees of the Trust or its Advisor own beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities;

     2. Invest more than 10% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years continuous operation; or

     3. Participate on a joint or joint and several basis in any securities trading account.

     No Fund of Framlington may:

     1. Purchase securities (except U.S. Government securities) if more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 25% of the assets of the Fund may be invested without regard to this 5% limitation;

     2. Invest 25% or more of its total assets in securities issued by one or more issuers conducting their principal business activities in the same industry (except that the Healthcare Fund will invest more than 25% of its total assets in securities of issuers conducting their principal business activities in healthcare industries and the Global Financial Services Fund will invest more than 25% of its total assets in securities of issuers conducting their principal business activities in the financial services industry);

     3. Borrow money or enter into reverse repurchase agreement except that the Fund may (i) borrow money or enter into reverse repurchase agreements for temporary purposes in amounts not exceeding 5% of its total assets and (ii) borrow money for the purpose of meeting redemption requests, in amounts (when aggregated with amounts borrowed under clause (i)) not exceeding 33 1/3% of its total assets;

     4. Pledge, mortgage or hypothecate its assets other than to secure borrowings permitted by investment limitation 3 above (collateral arrangements with respect to margin requirements for options and futures transactions are not deemed to be pledges or hypothecations for this purpose);

     5. Make loans of securities to other persons in excess of 25% of the Fund's total assets; provided the Fund may invest without limitation in short-term debt obligations (including repurchase agreements) and publicly distributed debt obligations;

     6. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities;

     7. Purchase or sell real estate or any interest therein, including interests in real estate limited partnerships, except securities issued by companies (including real estate investment trusts) that invest in real estate or interests therein;

     8. Purchase securities on margin, or make short sales of securities (except that the Global Financial Services Fund may make short sales of securities), except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, but the Fund may make margin deposits in connection with transactions in options, futures and options of futures;

     9.   Make investments for the purpose of exercising control or management;

     10. Invest in commodities or commodity futures contracts, provided that this limitation shall not prohibit the purchase or sale by the Fund of forward foreign currency exchange contracts, financial futures contracts and options on financial futures contracts, foreign currency futures contracts, and options on securities, foreign currencies and securities indices, as permitted by the Fund's Prospectus; or

     11.  Issue senior securities, except as permitted by the 1940 Act.

     Additional investment restrictions adopted by each Fund of Framlington which may be changed by the Board of Trustees, provide that each Fund may not:

     1.   Invest more than 15% of its net assets in illiquid securities;

     2. Own more than 10% (taken at market value at the time of purchase) of the outstanding voting securities of any single issuer; or

     3. Invest in other investment companies except as permitted under the 1940 Act.

     No Fund of the Company may:

     1. Invest more than 25% of its total assets in any one industry (i) provided that securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not considered to represent industries; (ii) except that the Real Estate Fund will invest more than 25% of its assets in securities of issuers in the real estate industry; (iii) except that the NetNet Fund will invest more than 25% of its assets in securities of companies engaged in the research, design, development, manufacturing or distribution of products, processes or services for use with the Internet or Intranet related businesses; and (iv) provided that with respect to the Equity Selection Fund, utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry;

     2. (For each Fund except the International Bond Fund) with respect to 75% of the Fund's assets, invest more than 5% of the Fund's assets (taken at a market value at the time of purchase) in the outstanding securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

     3. (For each Fund except Short Term Treasury Fund) borrow money or issue senior securities (as defined in the 1940 Act) except that the Funds may borrow (i) for temporary purposes in amounts not exceeding 5% of its total assets and (ii) to meet redemption requests, in amounts (when aggregated with amounts borrowed under clause (i)) not exceeding 33 1/3% of its total assets;

     4. Pledge, mortgage or hypothecate its assets other than to secure borrowings permitted by investment limitation 3 above (collateral arrangements with respect to margin requirements for options and futures transactions are not deemed to be pledges or hypothecations for this purpose);

     5. Make loans of securities to other persons in excess of 25% of a Fund's total assets and 33 1/3% of the Money Market Fund's total assets; provided the Funds may invest without limitation in short-term debt obligations (including repurchase agreements) and publicly distributed debt obligations;

     6. Underwrite securities of other issuers, except insofar as a Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities;

     7. (For each Fund except the Real Estate Fund) purchase or sell real estate or any interest therein, including interests in real estate limited partnerships, except securities issued by companies (including real estate investment trusts) that invest in real estate or interests therein. The Real Estate Fund may not buy or sell real estate; however, this prohibition does not apply to the purchase or sale of
          (i) securities which are secured by real estate, (ii) securities representing interests in real estate, (iii) securities of companies operating in the real estate industry including real estate investment trusts, and (iv) the holding and sale of real estate acquired as a result of the ownership of securities;

     8. Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, but the Funds (with the exception of the Money Market Fund and Short Term Treasury Fund) may make margin deposits in connection with transactions in options, futures and options on futures;

     9.   Make investments for the purpose of exercising control or management;
          or

     10. Invest in commodities or commodity futures contracts, provided that this limitation shall not prohibit the purchase or sale by the Growth Opportunities, Multi-Season, NetNet, Real Estate, Value and International Bond Funds of forward currency contracts, financial futures contracts and options on financial futures contracts, and options on securities and on securities, foreign currencies and on securities indices, as permitted by each Fund's prospectus.

     In addition, the Short Term Treasury Fund may not:

     1. Borrow money or enter into reverse repurchase agreements except that the Fund may (i) borrow money or enter into reverse repurchase agreements for temporary purposes in amounts exceeding 5% of its total assets and (ii) borrow money for the purpose of meeting redemption requests, in amounts (when aggregated with amounts borrowed under clause (i)) not exceeding 33 1/3% of its total assets;

     2. Pledge, mortgage or hypothecate its assets other than to secure borrowings permitted by investment limitation 1 above; or

     3. Issue any senior securities (as such term is defined in Section 18(f) of the 1940 Act) except to the extent the activities permitted by other enumerated investment limitations for the Company above may be deemed to give rise to a senior security.

     Additional investment restrictions adopted by each Fund of the Company, which may be changed by the Board of Directors, provide that a Fund may not:

     1. Invest more than 15% of its net assets (10% of net assets for the Money Market Fund) (taken at market value at the time of purchase) in securities which cannot be readily resold because of legal or contractual restrictions and (in the case of International Bond Fund and Short Term Treasury Fund only) which are not otherwise marketable;

     2. (For each Fund except the International Bond Fund and Short Term Treasury Fund) own more than 10% (taken at market value at the time of purchase) of the outstanding voting securities of any single issuer;

     3. (For each Fund except Short Term Treasury Fund) purchase or sell interests in oil, gas or other mineral exploration or development plans or leases); or

     4. Invest in other investment companies except as permitted under the 1940 Act.

     In addition, the International Bond Fund may not with respect to 50% of the Fund's assets, invest more than 5% of the Fund's assets (taken at a market value at the time of purchase) in the outstanding securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, at the close of each quarter of its taxable year.

     If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's investments will not constitute a violation of such limitation, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets.

                       TRUSTEES, DIRECTORS AND OFFICERS

     The trustees, directors and executive officers of the Trust, Framlington and the Company, and their business addresses, ages, and principal occupations during the past five years, are:

                                 Positions with Trust, Company and          Principal Occupation
Name, Address and Age            Framlington+                               During Past Five Years
---------------------            ------------                               ----------------------
Charles W. Elliott               Trustee/Director and Chairman of           Senior Advisor to the President,
1024 Essex Circle                the Board of Trustees and Directors        Western Michigan University (since
Kalamazoo, MI 49008                                                         July 1995); Executive Vice President,
Age: 66                                                                     Administration & Chief Financial
                                                                            Officer, Kellogg Company (January 1987
                                                                            through June 1995).  Board of
                                                                            Directors, Steelcase Financial
                                                                            Corporation; Board of Directors,
                                                                            Enesco Group.

John Rakolta, Jr.                Trustee/Director and Vice Chairman         Chairman and Chief Executive Officer,
1876 Rathmor                     of the Boards of Trustees and              Walbridge Aldinger Company
Bloomfield Hills, MI 48304       Directors                                  (construction company).
Age: 51

Thomas B. Bender                 Trustee/Director                           Partner, Financial &
7 Wood Ridge Road                                                           Investment Management Group.
Glen Arbor, MI 49636
Age: 65

David J. Brophy                  Trustee/Director                           Professor, University of Michigan.
1025 Martin Place                                                           Director, River Place Financial
Ann Arbor, MI 48104                                                         Corporation.
Age: 62

Dr. Joseph E. Champagne          Trustee/Director                           Dean, University Center, Macomb
319 East Snell Road                                                         College (since September 1997);
Rochester, MI 48306                                                         Corporate and Executive Consultant
Age: 60                                                                     (since September 1995); Chancellor,
                                                                            Lamar University (September 1994 to
                                                                            September 1995); Consultant to
                                                                            Management; President and Chief
                                                                            Executive Officer, Crittenton
                                                                            Corporation (holding company for
                                                                            healthcare facilities) and Crittenton
                                                                            Development Corporation
                                                                            (August 1991 to August 1993). Chairman
                                                                            of Board of Directors, Ross Operating
                                                                            Valve of Troy, Michigan.

Thomas D. Eckert                     Trustee/Director                      President and Chief Executive Officer,
10726 Falls Pointe Drive                                                   Capital Automotive REIT (real estate
Great Falls, VA 22066                                                      investment trust specializing in
Age: 51                                                                    retail automotive properties) (since
                                                                           November 1997); President and Chief
                                                                           Operating Officer, Mid-Atlantic Group
                                                                           of Pulte Home Corporation (developer
                                                                           of residential land and construction
                                                                           of housing units) (1983 to 1997).

Lee P. Munder*                       Trustee/Director and President        Chairman of the Advisor (since
1029 N. Ocean Blvd.                                                        February 1998); Chief Executive
Palm Beach, FL 33480                                                       Officer of the Advisor (1995 to
Age: 53                                                                    1998) Chief Executive Officer,
                                                                           World Asset Management (since
                                                                           January 1995); Chief Executive
                                                                           Officer, MCM (predecessor of Advisor)
                                                                           (since 1985); Director, LPM Investment
                                                                           Services, Inc. ("LPM"); Director,
                                                                           Capital Automotive REIT.

Terry H. Gardner                     Vice President,                       Vice President and Chief Financial
480 Pierce Street                    Chief Financial Officer               Officer of the Advisor (since 1993),
Suite 300                            and Treasurer                         Vice President and Chief Financial
Birmingham, MI 48009                                                       Officer, MCM (since 1993); Secretary,
Age: 38                                                                    LPM.

Paul Tobias                          Vice President                        Chief Executive Officer of the Advisor
480 Pierce Street                                                          (since February 1998); Chief Operating
Suite 300                                                                  Officer of the Advisor (since April
Birmingham, MI 48009                                                       1995); Executive Vice President of the
Age: 47                                                                    Advisor (April 1995 to February 1998);
                                                                           Executive Vice President, Comerica,
                                                                           Inc. (since 1995).

Gerald Seizert                       Vice President                        Chief Executive Officer of the Advisor
480 Pierce Street                                                          (since February 1998); Chief
Suite 300                                                                  Investment Officer/Equities of the
Birmingham, MI 48009                                                       Advisor (since April 1995); Executive
Age: 46                                                                    Vice President of the Advisor (April
                                                                           1995 to February 1998); Managing
                                                                           Director (1991 to 1995), Director
                                                                           (1992 to 1995), and Vice President
                                                                           (1984 to 1991) of Loomis, Sayles and
                                                                           Company, L.P.

Elyse G. Essick                      Vice President                        Vice President and Director of
480 Pierce Street                                                          Marketing of the Advisor (since January
Suite 300                                                                  1995); Vice President and Director of
Birmingham, MI 48009                                                       Client Services, MCM (August 1988 to
Age: 40                                                                    December 1994).

James C. Robinson                    Vice President                        Vice President and Chief Investment
480 Pierce Street                                                          Officer/Fixed Income of the Advisor;
Suite 300                                                                  Vice President and Director of Fixed
Birmingham, MI 48009                                                       Income, MCM (1987 to 1994).
Age: 37

Leonard J. Barr                      Vice President                        Vice President and Director of Core
480 Pierce Street                                                          Equity Research of the Advisor (since
Suite 300                                                                  January 1995); Director and Senior
Birmingham, MI 48009                                                       Vice President, MCM (since 1988);
Age: 54                                                                    Director of LPM.

Ann F. Putallaz                      Vice President                        Vice President and Director of
480 Pierce Street                                                          Fiduciary Services of the Advisor
Suite 300                                                                  (since January 1995); Director of
Birmingham, MI 48009                                                       Client and Marketing Services of
Age: 53                                                                    Woodbridge (June 1992 to December 1994).

Lisa A. Rosen                        Secretary, Assistant Treasurer        General Counsel of the Advisor (since
480 Pierce Street                                                          May 1996); Counsel, First Data
Suite 300                                                                  Investor Services Group, Inc. (June 1994 to
Birmingham, MI 48009                                                       May 1996); Assistant Vice President
Age: 31                                                                    and Counsel, The Boston Company
                                                                           Advisors, Inc. (July 1993 to May 1994);
                                                                           Associate with Hutchins, Wheeler &
                                                                           Dittmar (law firm) (September 1991 to
                                                                           June 1993).

Therese Hogan                        Assistant Secretary                   Director, State Regulation Department,
53 State Street                                                            First Data Investor Services Group
Boston, MA 02109                                                           (since June 1994); Senior Legal
Age: 36                                                                    Assistant, Palmer & Dodge (law firm)
                                                                           (October 1993 to June 1994); Blue Sky
                                                                           Paralegal, Robinson & Cole (law firm)
                                                                           (February 1984 to October 1993).

+    Individual holds same position with St. Clair Funds, Inc., ("St. Clair") a registered investment company.

* Trustee/Director is an "Interested person" of the Trust, Framlington and the Company as defined in the 1940 Act.

     Trustees who are not interested persons of the Trust and Framlington and Directors who are not interested persons of the Company receive an aggregate fee from the Trust, Framlington the Company and St. Clair for service on those organizations' respective Boards, comprised of an annual retainer fee of $30,000 and a fee of $2,500 for each Board meeting attended; and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

     The following table summarizes the compensation paid by the Trust, Framlington, the Company and St. Clair to their respective Trustees/Directors for the year ended June 30, 1998.

-------------------------------------------------------------------------------------------------------------------------------
                                Charles W. Elliot   John Rakolta, Jr.   Thomas B.     David J.      Dr. Joseph E.   Thomas D.
                                Chairman,           Vice Chairman,      Bender        Brophy        Champagne       Eckert
                                Trustee and         Trustee and         Trustee and   Trustee and   Trustee and     Trustee and
                                Director            Director            Director      Director      Director        Director
-------------------------------------------------------------------------------------------------------------------------------
Aggregate Compensation
from the Company                     $5,785              $5,785           $5,785        $5,276         $5,785         $5,785
-------------------------------------------------------------------------------------------------------------------------------
Aggregate Compensation
from the Trust                       $22,997             $22,997          $22,997       $21,096        $22,997        $22,997
-------------------------------------------------------------------------------------------------------------------------------
Aggregate Compensation
from Framlington                      $398                $398             $398          $360           $398           $398
-------------------------------------------------------------------------------------------------------------------------------
Aggregate Compensation
from St. Clair                        $319                $319             $319          $268           $319           $319
-------------------------------------------------------------------------------------------------------------------------------
Pension Retirement
Benefits Accrued as Part of
Fund Expenses                         None                None             None          None           None           None
-------------------------------------------------------------------------------------------------------------------------------
Estimated Annual Benefits
upon Retirement                       None                None             None          None           None           None
-------------------------------------------------------------------------------------------------------------------------------
Total from the Fund
Complex                              $29,500             $29,500          $29,500       $27,000        $29,500        $29,500
-------------------------------------------------------------------------------------------------------------------------------


     No officer, director or employee of the Advisor, Sub-Advisor, Comerica Incorporated ("Comerica"), the Sub-Custodian, the Distributor, the Administrator or the Transfer Agent currently receives any compensation from the Trust, Framlington or the Company. As of September 30, 1998, the Trustees and officers of the Trust, as a group, owned less than 1% of all classes of outstanding shares of the Funds of the Trust, the Trustees and officers of Framlington, as a group, owned less than 1% of all classes of outstanding shares of the Funds of Framlington except the Emerging Markets Fund in which Trustees and officers, as a group, owned 1.05% of Class Y shares of the Fund, and the Directors and officers of the Company, as a group, owned less than 1% of all classes of outstanding shares of the Funds of the Company except Micro-Cap Fund, Money Market Fund and the NetNet Fund in which the Directors and officers, as a group, owned 2.22%, 1.70% and 2.40% of Class Y shares of those Funds, respectively.

     Lee P. Munder and Terry H. Gardner are administrators of a pension plan for employees of Munder Capital Management, which as of September 30, 1998, owned 9,560 Class Y shares of the Emerging Markets Fund, 20,147 Class Y shares of the International Growth Fund, 49,974 Class Y shares of the Multi-Season Growth Fund, 5,447 Class Y shares of the Micro-Cap Fund, 19,427 Class Y shares of the Small-Cap Value Fund, 42,686 Class Y shares of the International Bond Fund, 35,659 Class Y shares of the Value Fund, 21,683 Class Y shares of the Real Estate Fund, 43,774 Class Y shares of the Bond Fund, 12,550 Class Y shares of the International Equity Fund, 12,201 Class Y shares of the Small Company Growth Fund, which represented less than 1% of the outstanding Class Y Shares of those Funds. As of the same date, the pension plan owned 9,017 Class Y shares of the Healthcare Fund and 11,896 Class Y shares of the NetNet Fund, which represented 2.0% and 4.7%, respectively of the outstanding Class Y shares of those Funds.

     As of September 30, 1998, the Advisor and its affiliates, through common ownership, owned beneficially 11,493 Class Y shares of the Multi-Season
Growth Fund, 47,586 Class Y shares of the NetNet Fund and 2,154,030
Class Y shares of the Money Market Fund which represented less than 1%, 18.64% and 2.51% of the outstanding Class Y shares of those Funds, respectively.


     SHAREHOLDER AND TRUSTEE LIABILITY. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the obligations of the trust. However, the Trust's and Framlington's Declaration of Trust, as amended, each provide that shareholders shall not be subject to any personal liability in connection with the assets of the Trust or Framlington for the acts or obligations of the Trust or Framlington, and that every note, bond, contract, order or other undertaking made by the Trust or Framlington shall contain a provision to the effect that the shareholders are not personally liable thereunder. Each Declaration of Trust, as amended, provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or some other reason. Each Declaration of Trust, as amended, also provides that the Trust and Framlington shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust or Framlington, and shall satisfy any judgment thereon. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust or Framlington itself would be unable to meet its obligations.

     Each Declaration of Trust, as amended, further provides that all persons having any claim against the Trustees, the Trust or Framlington shall look solely to the trust property for payment; that no Trustee of the Trust or Framlington shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of the Trust or Framlington; and that no Trustee shall be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as a trustee. With the exception stated, each Declaration of Trust, as amended, provides that a Trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of being or having been a Trustee, and that the Trustees will indemnify officers, representatives and employees of the Trust and Framlington to the same extent that Trustees are entitled to indemnification.

              INVESTMENT ADVISORY AND OTHER SERVICE ARRANGEMENTS

     INVESTMENT ADVISOR AND SUB-ADVISOR. The Advisor of each Fund is Munder Capital Management, a Delaware general partnership. The Advisor replaced Woodbridge Capital Management, Inc. ("Woodbridge") as investment advisor to the investment portfolios of the Trust and replaced Munder Capital Management, Inc. as the investment advisor to the investment portfolios of the Company on January 31, 1995, upon the closing agreement (the "Joint Venture Agreement") among MCM, Comerica, Woodbridge and WAM, pursuant to which MCM contributed its investment advisory business and Comerica contributed the investment advisor business of its indirect subsidiaries, Woodbridge and World Asset Management, to the Advisor. The general partners of the Advisor are WAM, WAM II, MCM and Munder Group LLC. WAM and WAM II are wholly-owned subsidiaries of Comerica Bank--Ann Arbor, which in turn is a wholly-owned subsidiary of Comerica Incorporated, a publicly-held bank holding company.

     The Funds have entered into new Investment Advisory Agreements (the "Advisory Agreements"), dated July 2, 1998, with the Advisor pursuant to terms of an Exemptive Order (the "Order") granted by the SEC. Under the terms of the Order, the Advisory Agreements must be approved by the shareholders within one hundred and fifty (150) days but no later than November 30, 1998. The Funds will call a special meeting of the shareholders to approve the Advisory Agreements. Until shareholder approval is obtained, the fees paid to the Advisor will be paid into an escrow account. If the Advisory Agreements are not approved by the shareholders, the Board of Directors/Trustees will consider appropriate action.

     Under the terms of the Advisory Agreements, the Advisor furnishes continuing investment supervision to the Funds and is responsible for the management of the Funds' portfolios. The responsibility for making decisions to buy, sell or hold a particular security rests with the Advisor, subject to review by the Trust's and the Company's Boards of Directors/Trustees. Under the terms of the Advisory Agreement between the Advisor and Framlington, the Advisor furnishes overall investment management for the Framlington Funds, provides research and credit analysis, oversees the purchase and sale of portfolio securities by the Sub-Advisor, maintains books and records with respect to the Funds' securities transactions and provides periodic and special reports to the Board of Trustees as requested.

     Once the Advisory Agreements are approved by shareholders, they will continue in effect for a period of two years from their effective dates. If not sooner terminated, each Advisory Agreement will continue in effect for successive one year periods thereafter, provided that each continuance is specifically approved annually by (a) the vote of a majority of the Boards of Directors/Trustees who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (b) either (i) the vote of a majority of the outstanding voting securities of the affected Fund, or (ii) the vote of a majority of the Boards of Directors/Trustees. Each Advisory Agreement is terminable with respect to a Fund by vote of the Boards of Directors/Trustees, or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days' written notice to the Advisor. The Advisor may also terminate its advisory relationship with respect to a Fund without penalty on 90 days' written notice to the Trust, Framlington or the Company, as applicable. Each Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

     The Sub-Advisor is a subsidiary of Framlington Group Limited, which is incorporated in England and Wales and, through its subsidiaries, provides a wide range of investment services. Framlington Group Limited is a wholly owned subsidiary of Framlington Holdings Limited which is, in turn, owned 49% by the Advisor and 51% by Credit Commercial de France S.A., a French banking corporation listed on the Societe des Bourses Francaises.

     The Framlington Funds have entered into a new Sub-Advisory Agreement, dated July 2, 1998, with the Advisor and the Sub-Advisor pursuant to terms of an Exemptive Order (the "Order") granted by the SEC. Under the terms of the Order, the Sub-Advisory Agreement must be approved by the shareholders within one hundred and fifty (150) days but no later than November 30, 1998. The Funds will call a special meeting of the shareholders to approve the Sub-Advisory Agreement. Until shareholder approval is obtained, the fees paid to the Sub-Advisor will be paid into an escrow account. If the Sub-Advisory Agreement is not approved by the shareholders, the Board of Trustees will consider appropriate action. Under the terms of the Sub-Advisory Agreements, the Sub-Advisor provides sub-advisory services to the Framlington Funds. Subject to the supervision of the Advisor, the Sub-Advisor is responsible for the management of each Fund's portfolio, including decisions regarding purchases and sales of portfolio securities by the Framlington Funds. The Sub-Advisor is also responsible for arranging the execution of portfolio management decisions, including the selection of brokers to execute trades and the negotiation of related brokerage commissions.

     The Sub-Advisory Agreement, with respect to each Fund, will continue in effect with respect to each Fund for a period of two years from its effective date. If not sooner terminated, the Sub-Advisory Agreement will continue in effect for successive one year periods thereafter, provided that each continuance is specifically approved annually by (a) the vote of a majority of the Board of Trustees who are not parties to the Sub-Advisory Agreement or interested persons (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on approval, and (b) either (i) with respect to a Fund, the vote of a majority of the outstanding voting securities of that Fund, or (ii) the vote of a majority of the Board of Trustees. The Sub-Advisory Agreement is terminable by vote of the Board of Trustees, or, with respect to a Fund, by the holders of a majority of the outstanding voting securities of that Fund, at any time without penalty, on 60 days' written notice to the Sub-Advisor, or by the Advisor on 90 days' written notice to the Sub-Advisor. The Sub-Advisor may also terminate its sub-advisory relationship with a Fund without penalty on 90 days' written notice to Framlington. The Sub-Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940
Act).

     For the advisory services provided and expenses assumed by it, the Advisor has agreed to a fee from each Fund computed daily and payable monthly at the rates set forth below:

1.25% of average daily net assets
     . Emerging Markets Fund**

1.00% of the first $500 million of average daily net assets and .75% of net assets in excess of $500 million
     . Multi-Season Fund*

1.00% of the first $250 million of average daily net assets and .75% of net assets in excess of $250 million
     . International Growth Fund**
     . Healthcare Fund**

1.00% of average daily net assets
     . Micro-Cap Fund**
     . NetNet Fund**

 .75% of average daily net assets
     . Equity Selection Fund
     . Global Financial Services Fund
     . Growth & Income Fund
     . Growth Opportunities Fund
     . International Equity Fund
     . Small-Cap Value Fund
     . Small Company Growth Fund

 .74% of average daily net assets
     . Real Estate Fund
     . Value Fund

 .65% of average daily net assets
     . Balanced Fund

 .50% of average daily net assets
     . Bond Fund
     . Intermediate Bond Fund
     . International Bond Fund
     . U.S. Income Fund
     . Michigan Bond Fund
     . Tax-Free Bond Fund
     . Tax-Free Intermediate Bond Fund

 .40% of average daily net assets
     . Money Market Fund

 .35% of average daily net assets
     . Cash Investment Fund
     . Tax-Free Money Market Fund
     . U.S. Treasury Money Market Fund

 .25% of average daily net assets
     . Short Term Treasury Fund**

 .20% of the first $250 million of average daily net assets;
0.12% of the next $250  million of net assets and .07% of net assets in excess of $500 million
     . Index 500 Fund*
_________________________________
* The Advisor expects to receive, after waivers, an advisory fee at the annual rate of .75% of average daily net assets of Multi-Season Fund and .07% of average daily net assets of the Index 500 Fund during the current fiscal year.

** The Advisor expects to voluntarily reimburse expenses during the current fiscal year with respect to the Micro-Cap Fund, the NetNet Fund, Short Term Treasury Fund, Growth Opportunities Fund, International Growth Fund, Emerging Markets Fund, Healthcare Fund and Global Financial Services Fund.

     The Advisor may discontinue such fee waivers and/or expense reimbursements at any time, in its sole discretion.

     The Advisor pays the Sub-Advisor a monthly fee equal on an annual basis to up to 0.50% of average daily net assets up to $250 million, reduced to .375% of average daily net assets in excess of $250 million for the International Growth Fund and the Healthcare Fund, up to .625% of average daily net assets for the Emerging Markets Fund and .375% of average daily net assets for the Global Financial Services Fund.

     For the fiscal year ended June 30, 1998 (and for the period from commencement of operations through June 30, 1998 for the Global Financial Services Fund and Growth Opportunities Fund), the Advisor received fees after waivers, if any, of $524,133 for the Balanced Fund, $1,900,685 for the Growth & Income Fund, $884,003 for the Index 500 Fund, $1,628,425 for the International Equity Fund, $3,045,349 for the Small Company Growth Fund, $1,116,093 for the Bond Fund, $2,770,357 for the Intermediate Bond Fund, $1,386,132 for the U.S. Income Fund, $261,589 for the Michigan Bond Fund, $1,017,292 for the Tax-Free Bond Fund, $1,542,255 for the Tax-Free Intermediate Bond Fund, $3,750,786 for the Cash Investment Fund, $1,075,987 for the Tax-Free Money Market Fund, $470,094 for the U.S. Treasury Money Market Fund, $6,169,411 for the Multi-Season Fund, $612,857 for the Real Estate Fund, $454,600 for the Money Market Fund, $1,066,142 for the Value Fund, $516,840 for the International Growth Fund, $554,427 for the Emerging Markets Fund, $143,897 for the Healthcare Fund, $304,989 for the Micro-Cap Equity Fund, $1,028,013 for the Small-Cap Value Fund, $135,827 for the Short Term Treasury Fund, $253,258 for the International Bond Fund, $62,684 for NetNet Fund, $302 for the Global Financial Services Fund and $193 for the Growth Opportunities Fund.

     For the fiscal year ended June 30, 1997 (and for the period from commencement of operations through June 30, 1997 for the International Growth, Emerging Markets, Healthcare, Micro-Cap, Small-Cap Value, Short Term Treasury and International Bond Funds), the Advisor received fees after waivers, if any, of $445,259 for the Balanced Fund, $1,650,704 for the Growth & Income Fund, $249,764 for the Index 500 Fund, $1,720,496 for the International Equity Fund, $1,884,242 for the Small Company Growth Fund, $751,954 for the Bond Fund, $2,554,647 for the Intermediate Bond Fund, $1,175,733 for the U.S. Income Fund, $132,451 for the Michigan Bond Fund, $1,006,688 for the Tax-Free Bond Fund, $1,584,769 for the Tax-Free Intermediate Bond Fund, $3,454,159 for the Cash Investment Fund, $879,155 for the Tax-Free Money Market Fund, $1,101,183 for the U.S. Treasury Money Market Fund, $3,189,742 for the Multi-Season Fund, $259,015 for the Real Estate Fund, $599,286 for the Money Market Fund, $401,505 for the Value Fund, $71,843 for the International Growth Fund, $25,210 for the Emerging Markets Fund, $11,440 for the Healthcare Fund, $6,479 for the Micro-Cap Equity Fund, $20,442 for the Small-Cap Value Fund, $51,885 for the Short Term Treasury Fund and $143,476 for the International Bond Fund.

     For the fiscal year ended June 30, 1996 (and for the period from commencement of operations through June 30, 1996 for the Value Fund) the Advisor received fees after waivers, if any, of $2,275,469 for the Multi-Season Fund, $114,330 for the Real Estate Fund, $1,025,924 for the Money Market Fund and $189,909 for the Value Fund.

     For the fiscal year ended June 30, 1998 (and for the period from commencement of operations through June 30, 1998 for the Growth Opportunities
Fund), the Advisor voluntarily waived advisory fees and/or reimbursed expenses in the amounts of $421,846 for the Index 500 Fund, $75,264 for the Micro-Cap Equity Fund, $1,214,795 for the Multi-Season Growth Fund, $110,473 for the Emerging Markets Fund, $112,541 for the Healthcare Fund, $105,456 for the International Growth Fund, $62,711 for the Short Term Treasury Fund, $33,890 for the NetNet Fund and $2 for the Growth Opportunities Fund.

     For the fiscal year ended June 30, 1997 the Advisor voluntarily waived advisory fees and/or reimbursed expenses in the amounts of $1,063,248 for the Multi-Season Fund, $10,143 for the Real Estate Fund, $17,688 for the Value Fund, $360,721 for the Index 500 Fund and $51,815 for the Michigan Bond Fund.

     For the fiscal year ended June 30, 1996, the Advisor voluntarily reimbursed expenses in the following amounts: $34,671 for the Real Estate Fund, $70,016 for the Value Fund and $21,376 for the Index 500 Fund.

     DISTRIBUTION AGREEMENTS. The Trust, Framlington and the Company have entered into distribution agreements, under which the Distributor, as agent, sells shares of each Fund on a continuous basis. The Distributor has agreed to use appropriate efforts to solicit orders for the purchase of shares of each Fund, although it is not obligated to sell any particular amount of shares. The Distributor pays the cost of printing and distributing prospectuses to persons who are not holders of shares of the Funds (excluding preparation and printing expenses necessary for the continued registration of the shares) and of printing and distributing all sales literature. The Distributor's principal offices are located at 60 State Street, Boston, Massachusetts 02109.

     DISTRIBUTION SERVICES ARRANGEMENTS - CLASS A, CLASS B AND CLASS C SHARES. Each Fund has adopted a Service and Distribution Plan with respect to its Class A Shares pursuant to which it uses its assets to finance activities relating to the provision of certain shareholder services. Under the Service and Distribution Plans for Class A Shares, the Distributor is paid an annual service fee at the rate of up to 0.25% of the value of average daily net assets of the Class A Shares of each Fund. Each Fund has also adopted Service and Distribution Plans with respect to its Class B and Class C Shares, pursuant to which it uses its assets to finance activities relating to the distribution of its shares to investors and provision of certain shareholder services. Under the Service and Distribution Plans for Class B and Class C Shares, the Distributor is paid an annual service fee of up to 0.25% of the value of average daily net assets of the Class B and Class C Shares of each Fund and an annual distribution fee at the rate of up to 0.75% of the value of average daily net assets of the Class B and Class C Shares of each Fund.

     Under the terms of the Service and Distribution Plans (collectively, the "Plans"), each Plan continues from year to year, provided such continuance is approved annually by vote of the Boards of Directors/Trustees, including a majority of the Directors/Trustees who are not interested persons of the Trust, Framlington or the Company, as applicable, and who have no direct or indirect financial interest in the operation of that Plan (the "Non-Interested Plan Directors"). The Plans may not be amended to increase the amount to be spent for the services provided by the Distributor without shareholder approval, and all amendments of the Plans also must be approved by the Directors/Trustees in the manner described above. Each Plan may be terminated at any time, without penalty, by vote of a majority of the Non-Interested Plan Directors or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant class of the respective Fund on not more than 30 days' written notice to any other party to the Plan. Pursuant to each Plan, the Distributor will provide the Boards of Directors/Trustees periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.

     The Directors/Trustees have determined that the Plans will benefit the Trust, Framlington, the Company and their respective shareholders by (i) providing an incentive for broker or bank personnel to provide continuous shareholder servicing after the time of sale; (ii) retaining existing accounts;
(iii) facilitating portfolio management flexibility through continued cash flow into the Funds; and (iv) maintaining a competitive sales structure in the mutual fund industry.

     With respect to Class B and Class C Shares of each Fund, the Distributor expects to pay sales commissions to dealers authorized to sell a Fund's Class B and Class C Shares at the time of sale. The Distributor will use its own funds (which may be borrowed) to pay such commissions pending reimbursement by the relevant Plan. In addition, the Advisor may use its own resources to make payments to the Distributor or dealers authorized to sell the Funds' shares to support their sales efforts.

FEES PAID TO THE DISTRIBUTOR PURSUANT TO CLASS A SERVICE PLANS.


                                    FISCAL YEAR      FISCAL YEAR     FISCAL YEAR
                                    ENDED            ENDED           ENDED
                                    6/30/98          6/30/97         6/30/96
                                    --------------------------------------------
Funds of the Trust
   Balanced Fund                    $  1,274         $   981         $  136.95
   Bond Fund                        $  2,735         $ 2,203         $   29.40
   Cash Investment Fund             $269,773         $     0         $       0
   Growth & Income Fund             $ 14,520         $ 5,324         $  268.00
   Index 500 Fund                   $140,154         $48,763         $23,640.4
   Intermediate Bond Fund           $ 17,654         $13,919         $  345.66
   International Equity Fund        $ 15,618         $13,505         $1,946.82
   Michigan Bond Fund               $  2,067         $ 1,206         $   23.32
   Small Company Growth Fund        $ 59,251         $17,843         $1,158.43

                                     FISCAL YEAR             FISCAL YEAR             FISCAL YEAR
                                     ENDED                   ENDED                   ENDED
                                     6/30/98                 6/30/97                 6/30/96
                                    ----------------------------------------------------------------

Tax-Free Bond Fund                   $  7,966                $  1,206                $   23.32
Tax-Free Intermediate Bond Fund      $ 17,556                $ 14,678                $   85.26
Tax-Free Money Market Fund           $154,996                $      0                $       0
U.S. Income Fund                     $  6,581                $      0                $       0
U.S. Treasury Money Market Fund      $ 18,269

Funds of the Company
Growth Opportunities Fund            $      0+               N/A                     N/A
International Bond Fund              $    400                $     39*               N/A
Micro-Cap Fund                       $  2,066                $     79*               N/A
Money Market Fund                    $ 31,560                $  1,198*               N/A
Multi-Season Fund                    $ 55,691                $ 30,811                $1,945.49
NetNet Fund                          $ 14,387                N/A                     N/A
Real Estate Fund                     $  6,769                $  1,559                $  179.10
Short Term Treasury Fund++           $     11                $      0                $       0
Small-Cap Value Fund                 $ 10,714                $    558*               N/A
Value Fund                           $ 10,919                $  2,347                $   41.77

Funds of Framlington
Emerging Markets Fund                $  1,804                $    285                N/A
Global Financial Services Fund       $      0+               N/A                     N/A
Healthcare Fund                      $  7,066                $    241                N/A
International Growth Fund            $  3,287                $    759                N/A

____________________________________
* Figures reflect period from commencement of operations through June 30, 1997.
+ Figures reflect period from commencement of operations through June 30, 1998.
++ As of June 2, 1998, Class A Shares of Short Term Treasury Fund were closed to all investments.

FEES PAID TO THE DISTRIBUTOR PURSUANT TO CLASS B SERVICE AND DISTRIBUTION PLANS FOR THE FISCAL YEAR ENDED JUNE 30, 1998.


                                             DISTRIBUTION AND SERVICER FEES       CDSCs
                                            -------------------------------------------------
Funds of the Trust
Balanced Fund                                $  3,890                             $ 1,004
Bond Fund                                    $  6,329                             $   245
Growth & Income Fund                         $ 10,447                             $ 2,013
Index 500 Fund                               $421,479                             $51,363
Intermediate Bond Fund                       $  5,683                             $ 1,556
International Equity Fund                    $ 11,221                             $ 2,246
Michigan Bond Fund                           $  4,234                             $    27
Small Company Growth Fund                    $107,506                             $ 6,931
Tax-Free Bond Fund                           $  3,552                             $    50
Tax-Free Intermediate Bond Fund              $  3,575                             $     0
U.S. Income Fund                             $ 12,408                             $     1

Funds of the Company
Growth Opportunities Fund+                   $      0                             $     0
International Bond Fund                      $    401                             $     0
Micro-Cap Fund                               $ 81,387                             $18,345
Money Market Fund                            $  7,386                             $ 2,888
Multi-Season Fund                            $942,437                             $57,921
NetNet Fund+                                 $  1,359                             $     0

                                             DISTRIBUTION AND SERVICER FEES      CDSCs
                                            -------------------------------------------------
Real Estate Fund                             $63,758                             $ 6,409
Short Term Treasury Fund++                   $ 1,848                             $    92
Small-Cap Value Fund                         $15,054                             $   590
Value Fund                                   $15,819                             $   129

Funds of Framlington
Emerging Markets Fund                        $ 4,169                             $ 1,670
Global Financial Services Fund               $     0                             $     0
Healthcare Fund                              $42,842                             $ 7,566
International Growth Fund                    $ 2,170                             $   190

_____________________________________
+ Figures reflect period from commencement of operations through June 30, 1998. ++ As of June 2, 1998, Class B Shares of Short Term Treasury Fund were closed to all investments.

FEES PAID TO THE DISTRIBUTOR PURSUANT TO CLASS B SERVICE AND DISTRIBUTION PLANS FOR THE FISCAL YEAR ENDED JUNE 30, 1997.


                                             DISTRIBUTION AND SERVICER FEES       CDSC's
                                            ---------------------------------------------------
Funds of the Trust
Balanced Fund                                $  1,249                             $     0.00
Bond Fund                                    $  5,482                             $   447.26
Growth & Income Fund                         $  3,519                             $   535.41
Index 500 Fund                               $153,426                             $     0.00

Intermediate Bond Fund                       $  2,627                             $     0.00
International Equity Fund                    $ 10,398                             $   318.86
Michigan Bond Fund                           $  2,779                             $     0.00
Small Company Growth Fund                    $ 21,679                             $   930.13
Tax-Free Bond Fund                           $    566                             $     0.00
Tax-Free Intermediate Bond Fund              $  1,782                             $     0.00

Funds of the Company
International Bond Fund*                     $     11                             $     0.00
Micro-Cap Fund*                              $    513                             $     0.00
Money Market Fund                            $  1,925                             $   711.20
Multi-Season Fund                            $ 27,446                             $     0.00
Real Estate Fund                             $731,958                             $26,020.64
Short Term Treasury Fund*                    $    116                             $     0.00
Small-Cap Value Fund*                        $    648                             $     0.00
U.S. Income Fund                             $ 13,452                             $     0.00
Value Fund                                   $  2,689                             $     0.00

Funds of Framlington
Emerging Markets Fund*                       $     95                             $     0.00
Healthcare Fund*                             $  1,240                             $     0.00
International Growth Fund*                   $    175                             $     0.00

____________________________________
* Figures reflect period from commencement of operations through June 30, 1997.

FEES PAID TO THE DISTRIBUTOR PURSUANT TO CLASS B SERVICE AND DISTRIBUTION PLANS FOR THE FISCAL YEAR ENDED JUNE 30, 1996.

                                             DISTRIBUTION           SERVICER
                                             FEES                   FEES                   CDSC's
                                            -------------------------------------------------------------
Funds of the Trust
Balanced Fund                                $    400.45            $    133.48            $    199.11
Bond Fund                                    $    590.01            $    196.67            $    861.49
Growth & Income Fund                         $  1,147.15            $    382.37            $    300.00
Index 500 Fund                               $ 15,750.66            $  4,500.20            $  1,207.75
Intermediate Bond Fund                       $    206.34            $     68.79            $      0.00
International Equity Fund                    $  3,131.06            $  1,043.68            $  1,008.01
Michigan Bond Fund                           $  1,923.70            $    641.24            $    405.63
Small Company Growth Fund                    $  2,247.94            $    749.31            $    100.00
Tax-Free Bond Fund                           $    131.90            $     43.96            $    979.34
Tax-Free Intermediate Bond Fund              $    298.44            $     99.48            $      0.53
U.S. Income Fund                             $  3,656.37            $  1,218.79            $    199.27

Funds of the Company
Money Market Fund                            $  1,496.13            $    498.72            $      0.00
Multi-Season Fund                            $454,197.35            $151,399.12            $155,014.33
Real Estate Fund                             $ 12,014.27            $  4,004.75            $  4,278.33
Value Fund                                   $    424.07            $    141.36            $    181.56

FEES PAID TO THE DISTRIBUTOR PURSUANT TO CLASS C SERVICE AND DISTRIBUTION PLANS FOR THE FISCAL YEAR ENDED JUNE 30, 1998*.

                                             DISTRIBUTION AND SERVICER FEES      CDSC's
                                            ------------------------------------------------
Funds of the Trust
Balanced Fund                                $    880                            $    29
Bond Fund                                    $  1,545                            $   862
Growth & Income Fund                         $  7,781                            $    67
Index 500*                                        N/A                                N/A
Intermediate Bond Fund                       $  1,584                            $ 7,747
International Equity Fund                    $ 23,594                            $11,988
Michigan Bond Fund                           $    747                            $     0
Small Company Growth Fund                    $ 51,322                            $13,088
Tax-Free Bond Fund                           $    396                            $     0
U.S. Income Fund                             $    268                            $    35

Funds of the Company
Growth Opportunities Fund+                   $      0                            $     0
International Bond Fund                      $      2                            $     0
Micro-Cap Fund                               $ 42,988                            $24,200
Money Market Fund                            $ 13,170                            $     3
Multi-Season Fund                            $112,333                            $   556
NetNet Fund*                                      N/A                                N/A
Real Estate Fund                             $ 10,810                            $   261
Short Term Treasury Fund                     $    159                            $    10
Small-Cap Value Fund                         $  9,109                            $   159
Value Fund                                   $  8,593                            $    23

Funds of Framlington
Emerging Markets Fund                        $    448                            $     0
Global Financial Services Fund+              $      0                            $     0
Healthcare Fund                              $ 20,953                            $   474
International Growth Fund                    $  1,303                            $   142

___________________________________

* As of June 30, 1998, the NetNet Fund and Index 500 Fund had not commenced selling Class C shares. As of June 2, 1998, Class C Shares of Short Term Treasury were closed to all investments.

+  Figures reflect period from commencement of operations through June 30, 1998.

FEES PAID TO THE DISTRIBUTOR PURSUANT TO CLASS C SERVICE AND DISTRIBUTION PLANS FOR THE FISCAL YEAR ENDED JUNE 30, 1997.*


                                            DISTRIBUTION AND SERVICER FEES      CDSC's
                                           ------------------------------------------------
Funds of the Trust
  Balanced Fund                             $   337                             $  0.00
  Bond Fund                                 $   787                             $  0.00
  Growth & Income Fund                      $ 2,683                             $  0.00
  Intermediate Bond Fund                    $ 1,136                             $  0.00
  International Equity Fund                 $18,452                             $  0.00
  Michigan Bond Fund                        $   568                             $  0.00
  Small Company Growth Fund                 $13,938                             $212.00
  U.S. Income Fund                          $    93                             $  0.00

Funds of the Company
  Micro-Cap Fund**                          $    48                             $  0.00
  Money Market Fund                         $ 5,932                             $  0.00
  Multi-Season Fund                         $73,808                             $391.84
  Real Estate Fund                          $ 1,829                             $  2.38
  Small-Cap Value Fund**                    $   223                             $  0.00
  Value Fund                                $ 4,397                             $  0.00

Funds of Framlington
  Emerging Markets Fund**                   $    49                             $  0.00
  Healthcare Fund**                         $   125                             $  0.00
  International Growth Fund**               $    63                             $  0.00

___________________________________
*  As of June 30, 1997, the following funds had not commenced selling Class C
   Shares: Tax-Free Bond Fund, Tax-Free Intermediate Bond Fund, International Bond Fund and Short Term Treasury Fund.

** Figures reflect period from commencement of operations through June 30, 1997.

FEES PAID TO THE DISTRIBUTOR PURSUANT TO CLASS C SERVICE AND DISTRIBUTION PLANS FOR THE FISCAL YEAR ENDED JUNE 30, 1996.*

                                            DISTRIBUTION
                                            FEES AND SERVICER FEES              CDSC's
                                           ------------------------------------------------
Funds of the Trust
  Balanced Fund                             $      4.9                          $100.01
  Bond Fund                                 $   123.26                          $  0.00
  Growth & Income Fund                      $   119.64                          $  0.00
  Intermediate Bond Fund                    $    98.38                          $  0.00
  International Equity Fund                 $ 4,780.52                          $293.87
  Small Company Growth Fund                 $   228.27                          $149.87

Funds of the Company
  Multi-Season Fund                         $42,836.64                          $798.25
  Real Estate Fund                          $    17.76                          $  7.50
  Value Fund                                $ 1,141.17                          $  0.00

______________________________________
* As of June 30, 1996, the following funds had not commenced selling Class C
  Shares: Index 500 Fund, US Government Income Fund, Michigan Bond Fund, Tax-Free Bond Fund, Tax-Free Intermediate Bond Fund and Money Market Fund.

     The following amounts were paid by each Fund under its Class B Service and Distribution Plans during the fiscal year ended June 30, 1998.

                                             Printing and                                                              Interest
                                              Mailing of                                                              Carrying or
                                            Prospectuses to                                                              other
                                          other than Current   Compensation to   Compensation to   Compensation to     Financing
                             Advertising     Shareholders        Underwriters        Dealers       Sales Personnel      Charges
                             -----------  ------------------   ---------------   ---------------   ---------------    ----------
Funds of the Trust
  Balanced Fund                       $0                  $0                $0          $    323                $0      $    912
  Bond Fund                           $0                  $0                $0          $    598                $0      $    794
  Growth & Income Fund                $0                  $0                $0          $    828                $0      $  2,449
  Index 500 Fund                      $0                  $0                $0          $ 35,654                $0      $106,375
  Intermediate Bond Fund              $0                  $0                $0          $    813                $0      $    360
  International Equity Fund           $0                  $0                $0          $   1906                $0      $  1,557
  Michigan Bond Fund                  $0                  $0                $0          $    726                $0      $    408
  Small Company Growth Fund           $0                  $0                $0          $  4,710                $0      $ 27,734
  Tax-Free Bond Fund                  $0                  $0                $0          $    145                $0      $    949
  Tax-Free Intermediate
   Bond Fund                          $0                  $0                $0          $    426                $0      $    974
  U.S. Income Fund                    $0                  $0                $0          $   1008                $0      $    230

Funds of the Company
  Growth Opportunities
   Fund*                              $0                  $0                $0          $      0                $0      $      0
  International Bond Fund             $0                  $0                $0          $      2                $0      $    135
  Micro-Cap Fund                      $0                  $0                $0          $    382                $0      $ 30,137
  Money Market Fund                   $0                  $0                $0          $  1,799                $0      $ (1,159)
  Multi-Season Fund                   $0                  $0                $0          $193,254                $0      $(10,010)
  NetNet Fund*                        $0                  $0                $0          $      8                $0      $  3,816
  Real Estate Fund                    $0                  $0                $0          $  6,948                $0      $ 13,242
  Short Term Treasury Fund+           $0                  $0                $0          $     95                $0      $     87
  Small-Cap Value Fund                $0                  $0                $0          $    253                $0      $  4,651
  Value Fund                          $0                  $0                $0          $  1,213                $0      $  2,553

Funds of Framlington
  Emerging Markets Fund               $0                  $0                $0          $     13                $0      $  1,767
  Global Financial
   Services Fund*                     $0                  $0                $0          $      0                $0      $      0
  Healthcare Fund                     $0                  $0                $0          $    288                $0      $ 15,946
  International Growth Fund           $0                  $0                $0          $     44                $0      $    825

_________________________________________

* Figures reflect period from commencement of operations through June 30, 1998. + As of June 2, 1998, Class B Shares of Short Term Treasury Fund were closed to all investments.

     The following amounts were paid by each Fund under its Class C Service and Distribution Plans during the fiscal year ended June 30, 1998.

                                            Printing and
                                             Mailing of                                                             Interest
                                           Prospectuses to                                                        Carrying or
                                             other than                                                              other
                                               Current      Compensation to   Compensation to   Compensation to    Financing
                             Advertising    Shareholders     Underwriters         Dealers       Sales Personnel     Charges
                             -----------  ----------------  ---------------   ---------------   ---------------   ----------
Funds of the Trust
  Balanced Fund                       $0                $0               $0           $   262                $0      $    (6)
  Bond Fund                           $0                $0               $0           $    35                $0      $     3
  Growth & Income Fund                $0                $0               $0           $ 1,659                $0      $  (113)
  Index 500 Fund                      $0                $0               $0               N/A                $0          N/A
  Intermediate Bond Fund               $0                $0              $0            $   493                $0       $ 2,970
  International Equity Fund            $0                $0              $0            $16,331                $0       $  (775)
  Michigan Bond Fund                   $0                $0              $0            $   360                $0       $     7
  Small Company Growth Fund            $0                $0              $0            $ 8,224                $0       $ 1,177
  Tax-Free Bond Fund                   $0                $0              $0            $   253                $0       $    (9)
  Tax-Free Intermediate                $0                $0              $0            $     0                $0       $     3
   Bond Fund
  U.S. Income Fund                     $0                $0              $0            $     6                $0       $    28

Funds of the Company
  Growth Opportunities Fund*          $0                $0              $0            $     0                $0       $     0
  International Bond Fund             $0                $0              $0            $     0                $0       $     0
  Micro-Cap Fund                      $0                $0              $0            $   349                $0       $ 2,659
  Money Market Fund                   $0                $0              $0            $11,654                $0       $  (142)
  Multi-Season Fund                   $0                $0              $0            $69,188                $0       $(3,527)
  NetNet Fund**                      N/A               N/A             N/A                N/A               N/A           N/A
  Real Estate Equity                  $0                $0              $0            $ 1,391                $0       $   388
  Investment Fund
  Short Term Treasury Fund            $0                $0              $0            $    17                $0       $     0
  Small-Cap Value Fund                $0                $0              $0            $   208                $0       $   599
  Value Fund                          $0                $0              $0            $ 4,297                $0       $    58

Funds of Framlington
  Emerging Markets Fund               $0                $0              $0            $    20                $0       $    66
  Global Financial Services           $0                $0              $0            $     0                $0       $     0
   Fund*
  Healthcare Fund                     $0                $0              $0            $    74                $0       $   786
  International Growth Fund           $0                $0              $0            $    51                $0       $    47

_________________________________________

* Figures reflect period from commencement of operations through June 30, 1998.
**  As of June 30, 1998, the fund had not commenced selling Class C Shares.
+ As of June 2, 1998, Class C Shares of Short Term Treasury Fund were closed to all investments.

     SHAREHOLDER SERVICING ARRANGEMENTS - CLASS K SHARES. As stated in each Fund's Prospectus, Class K Shares are sold to investors through institutions which enter into Shareholder Servicing Agreements with the Trust,

Framlington or the Company to provide support services to their Customers who beneficially own Class K Shares in consideration of the Funds' payment of not more than 0.25% (on an annualized basis) of the average daily net assets of the Class K Shares beneficially owned by the Customers.

     Services provided by institutions under their service agreements may include: (i) aggregating and processing purchase and redemption requests for Class K Shares from Customers and placing net purchase and redemption orders with the Distributor; (ii) providing Customers with a service that invests the assets of their accounts in Class K Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend payments on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Class K Shares; (v) arranging for bank wires; (vi) responding to Customer inquiries relating to the services performed by the institutions; (vii) providing subaccounting with respect to Class K Shares beneficially owned by Customers or the information necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from the Trust, Framlington or the Company (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Trust's, Framlington's or the Company's arrangements with institutions; and (x) providing such other similar services as the Trust, Framlington or the Company may reasonably request to the extent the institutions are permitted to do so under applicable statutes, rules and regulations.

     Pursuant to the Trust's, Framlington's and the Company's agreements with such institutions, the Boards of Directors/Trustees will review, at least quarterly, a written report of the amounts expended under Trust's, Framlington's and the Company's agreements with institutions and the purposes for which the expenditures were made. In addition, the arrangements with institutions must be approved annually by a majority of the Boards of Directors/Trustees, including a majority of the Directors/Trustees who are not "interested persons" as defined in the 1940 Act, and have no direct or indirect financial interest in such arrangements.

     The Boards of Directors/Trustees have approved the arrangements with institutions based on information provided by the service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording the Funds greater flexibility in connection with the servicing of the accounts of the beneficial owners of their shares in an efficient manner.

     ADMINISTRATION AGREEMENT. State Street Bank and Trust Company ("State Street"), whose principal business address is 225 Franklin Street, Boston, Massachusetts, 02110, serves as administrator for the Trust, Framlington and the Company pursuant to administration agreements (each, an "Administration Agreement"). State Street has agreed to maintain office facilities for the Trust, Framlington and the Company; oversee the computation of each Fund's net asset value, net income and realized capital gains, if any; furnish statistical and research data, clerical services, and stationery and office supplies; prepare and file various reports with the appropriate regulatory agencies; and prepare various materials required by the SEC. State Street may enter into an agreement with one or more third parties pursuant to which such third parties will provide administrative services on behalf of the Funds.

     Each Administration Agreement provides that the Administrator performing services thereunder shall not be liable under the Agreement except for its bad faith, negligence or willful misconduct in the performance of its duties and obligations thereunder.

     For the period November 1, 1997 through June 30, 1998, administration fees of State Street accrued were: $27,469 for Balanced Fund, $86,722 for Bond Fund, $374,880 for Cash Investment Fund, $85,474 for Growth & Income Fund, $235,148 for Index 500 Fund, $193,688 for Intermediate Bond Fund, $70,559 for International Equity Fund, $18,511 for Michigan Bond Fund, $142,877 for Small Company Growth Fund, $68,797 for Tax-Free Bond Fund, $104,833 for Tax-Free Intermediate Bond Fund, $106,996 for Tax-Free Money Market Fund, $95,641 for U.S. Income Fund, $32,072 for U.S. Treasury Money Market Fund, $16,884 for International Bond Fund, $13,505 for Micro-Cap Fund, $36,373 for Money Market Fund, $240,139 for Multi-Season Fund, $2,614 for NetNet Fund, $30,617 for Real Estate Fund, $18,052 for Short Term Treasury Fund, $51,728 for Small Cap Value Fund, $54,313 for Value Fund, $13 for Growth Opportunities Fund, $19,511 for International Growth Fund, $16,445 for Emerging Markets Fund, $5,819 for Healthcare Fund, and $15 for Global Financial Services Fund.

     Prior to November 1, 1997, First Data Investor Services Group, Inc. ("Investor Services Group") located at 53 State Street, Boston, Massachusetts 02109 served as administrator to the Funds.

     For the period July 1, 1997 through October 31, 1997, administration fees to Investor Services Group accrued were: $14,689 for Balanced Fund, $29,146 for Bond Fund, $184,587 for Cash Investment Fund, $47,089 for Growth & Income Fund, $109,244 for Index 500 Fund, $95,635 for Intermediate Bond Fund, $42,940 for International Equity Fund, $8,786 for Michigan Bond Fund, $68,964 for Small Company Growth Fund, $37,599 for Tax-Free Bond Fund, $56,420 for Tax-Free Intermediate Bond Fund, $53,524 for Tax-Free Money Market Fund, $49,187 for U.S. Income Fund, $39,194 for U.S. Treasury Money Market Fund, $9,604 for International Bond Fund, $2,199 for Micro-Cap Fund, $23,555 for Money Market Fund, $104,045 for Multi-Season Fund, $631 for NetNet Fund, $12,483 for Real Estate Fund, $10,358 for Short Term Treasury Fund, $19,515 for Small Cap Value Fund, $20,603 for Value Fund, $6,740 for International Growth Fund, $6,740 for Emerging Markets Fund, and $6,740 for Healthcare Fund.

     For the fiscal year ended June 30, 1997, the administration fees of Investor Services Group accrued were: Balanced Fund - $77,364; Growth & Income Fund - $248,644; Index 500 Fund - $405,016; International Equity Fund - $259,162; Small Company Growth Fund - $283,755; Bond Fund - $169,932; Intermediate Bond Fund - $577,425; U.S. Income Fund - $265,637; Michigan Bond Fund - $41,620; Tax-Free Bond Fund - $227,508; Tax-Free Intermediate Bond Fund - $358,214; Cash Investment Fund - $1,115,110; Tax-Free Money Market Fund - $283,803; $480,310-Multi-Season Fund; $39,493-Real Estate Fund, $169,405-Money
Market Fund, $61,224-Value Fund and U.S. Treasury Money Market Fund - $355,592, respectively.

     For the period from commencement of operations through June 30, 1997, administration fees of Investor Services Group accrued were $9,644 - Emerging Markets Fund; $9,644 - Healthcare Fund, $9,644 - International Growth Fund, $730 - Micro-Cap Fund; $14,220 - Small-Cap Value Fund; $32,343 - International Bond Fund and $23,349 - Short Term Treasury Fund.

     For the fiscal year ended June 30, 1996, administration fees of Investor Services Group accrued were: $62,095 - Balanced Fund, $202,655 - Growth & Income Fund, $188,416 - Index 500 Fund, $201,299 - International Equity Fund, $194,176
- Small Company Growth Fund, $190,967 - Bond Fund, $587,790 - Intermediate Bond Fund, $216,970 - U.S. Income Fund, $31,899 - Michigan Bond Fund, $245,271 - Tax-Free Bond Fund, $400,485 - Tax-Free Intermediate Bond Fund, $1,183,419 - Cash Investment Fund, $378,955 - U.S. Treasury Money Market Fund, $285,214 - Tax-Free Money Market Fund, $345,388 - Multi-Season Fund, $19,120 - Real Estate Fund and $292,172 - Money Market Fund.

     For the period from commencement of operations through June 30, 1996, administration fees of Investor Services Group accrued were $29,705 - Value Fund.

     CUSTODIAN, SUB-CUSTODIAN AND TRANSFER AGENCY AGREEMENTS. Comerica Bank (the "Custodian"), whose principal business address is One Detroit Center, 500 Woodward Avenue, Detroit, MI 48226, is the custodian of each Fund pursuant to custodian agreements with respectively the Trust, Framlington and the Company. The Custodian receives no compensation for such services. State Street serves as the sub-custodian to the Funds pursuant to sub-custodian agreements (each, a "Sub-Custodian Contract") among the Custodian, State Street and respectively the Company, the Trust and Framlington. State Street is also the sub-custodian with respect to the custody of foreign securities held by the Funds. State Street has in turn entered into additional agreements with financial institutions and depositaries located in foreign countries with respect to the custody of such securities. Under the Sub-Custodian Contracts, State Street (i) maintains a separate account in the name of each Fund, (ii) holds and transfers portfolio securities on account of each Fund, (iii) accepts receipts and makes disbursements of money on behalf of each Fund, (iv) collects and receives all income and other payments and distributions on account of each Fund's securities and (v) makes periodic reports to the Boards of Directors/Trustees concerning the Funds' operations.

     Prior to November 1, 1997, the Custodian was compensated for its services as custodian. For the period July 1, 1997 to October 31, 1997 the Custodian earned $317,499.

     Investor Services Group serves as the transfer and dividend disbursing agent for the Funds pursuant to transfer agency agreements with the Trust, Framlington and the Company, respectively, under which Investor Services Group
(i) issues and redeems shares of each Fund, (ii) addresses and mails all communications by each Fund to its record owners, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts, (iv) responds to correspondence by shareholders of the Funds and (v) makes periodic reports to the Boards Directors/Trustees concerning the operations of each Fund.

     COMERICA. As stated in the Funds' Class K Shares Prospectus, Class K Shares of the Funds are sold to customers of banks and other institutions. Such banks and institutions may include Comerica Incorporated (a publicly-held bank holding company), its affiliates and subsidiaries ("Comerica") and other institutions that have entered into agreements with the Company, the Trust and Framlington providing for shareholder services for their customers.

     Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment advisor, administrator, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. The Advisor and the Custodian are subject to such banking laws and regulations.

     The Advisor and the Custodian believe they may perform the services for the Trust, Framlington and the Company contemplated by their respective agreements with each of them without violation of applicable banking laws and regulations. It should be noted, however, that there have been no cases deciding whether bank and non-bank subsidiaries of a registered bank holding company may perform services comparable to those that are to be performed by these companies, and future changes in either Federal or state statutes and regulations relating to permissible activities of banks and their subsidiaries or affiliates, as well as future judicial or administrative decisions or interpretations of current and future statutes and regulations, could prevent these companies from continuing to perform certain services for the Funds.

     Should future legislative, judicial or administrative action prohibit or restrict the activities of such companies in connection with the provision of services on behalf of the Trust, Framlington or the Company, the Trust, Framlington or the Company might be required to alter materially or discontinue the arrangements with the institutions and change the method of operations. It is not anticipated, however, that any change in the Funds' method of operations would affect the net asset value per share of the Funds or result in a financial loss to any shareholder of the Funds.

     It should be noted that future changes in either Federal or state statutes and regulations relating to permissible activities of banks and their subsidiaries or affiliates, as well as future judicial or administrative decisions or interpretations of current and future statutes and regulations, could prevent Comerica and certain other institutions from continuing to perform certain services for Class K shares of the Funds.

     Should future legislative, judicial or administrative action prohibit or restrict the activities of Comerica and/or other institutions in connection with the provision of services on behalf of Class K shares of the Funds, the Trust, Framlington or the Company might be required to alter materially or discontinue the arrangements with the institutions and change the method of operations with respect to Comerica and certain other institutions. It is not anticipated, however, that any change in the Funds' method of operations would affect the net asset value per share of the Funds or result in a financial loss to any holder of Class K shares of the Funds.

                            PORTFOLIO TRANSACTIONS

     Subject to the general supervision of the Boards of Directors/Trustees, the Advisor or the Sub-Advisor, as the case may be, makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Funds.

     Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions which are generally fixed.

     Over-the-counter issues, including corporate debt and government securities, are normally traded on a "net" basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, the Advisor or the Sub-Advisor, as the case may be, will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

     The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Advisor or Sub-Advisor, as the case may be, believes such practice to be in the Funds' interests.

     Since the Money Market Funds will invest only in short-term debt instruments, their annual portfolio turnover rates will be relatively high, but brokerage commissions are normally not paid on money market instruments, and portfolio turnover is not expected to have a material effect on the net investment income of a Money Market Fund. The portfolio turnover rate of a Fund is calculated by dividing the lesser of a Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were thirteen months or less for the Money Market Funds or one year or less for the Equity and Bond Funds) by the monthly average value of the securities held by the Fund during the year. The Funds may engage in short-term trading to achieve their investment objectives. Portfolio turnover may vary greatly from year to year as well as within a particular year.

     Each Fund's portfolio turnover rate is included in the prospectuses under the section entitled "Financial Highlights." For the fiscal year ended June 30, 1998, the portfolio turnover rate for the Bond Fund and the Intermediate Bond Fund was 222% and 194%, respectively. The portfolio turnover of the Bond Fund and the Intermediate Bond Fund was affected by fluctuating interest rate conditions which at times required increased dispositions and acquisitions of securities to maintain each Fund's maturity structure.

     In its Advisory Agreements, the Advisor (and, in the case of the Framlington Funds, the Sub-Advisor pursuant to the Sub-Advisory Agreement) agrees to select broker-dealers in accordance with guidelines established by the Boards of Directors/Trustees from time to time and in accordance with applicable law. In assessing the terms available for any transaction, the Advisor or Sub-Advisor, as the case may be, shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Advisory and Sub-Advisory Agreements authorize the Advisor or Sub-Advisor, as the case may be, subject to the prior approval of the Boards of Directors/Trustees, to cause the Funds to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor or Sub-Advisor, as the case may be, determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor or Sub-Advisor to the Funds. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy.

     Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor or Sub-Advisor, as the case may be, and does not reduce the advisory fees payable to the Advisor or Sub-Advisor by the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.


     The table below shows information on brokerage commissions paid by the Funds. For the fiscal year ended June 30, 1998:

                                                         % of Brokerage
                                   $ Amount Brokerage    Commission Representing   $ Amount of Transactions
                                   Commission            Research Services         Involving Research Services
                                   ---------------------------------------------------------------------------
Balanced Fund                      $73,143               6.55%                     $4,793
Growth & Income Fund               $431,055              11.01%                    $47,460
Index 500 Fund                     $41,022               0.00%                     $0
International Equity Fund          $135,364              0.00%                     $0
Small Company Growth Fund          $1,860,600            1.68%                     $31,342
Micro-Cap Fund                     $599,304              1.26%                     $7,561
Multi-Season Fund                  $566,155              9.80%                     $55,508
NetNet Fund                        $86,894               0.00%                     $0
Real Estate Fund                   $102,670              0.00%                     $0
Small Cap Value Fund               $437,217              3.27%                     $14,300
Value Fund                         $557,514              3.27%                     $18,204
Growth Opportunities Fund*         $2,152                0.00%                     $0
International Growth Fund          $252,419              6.84%                     $17,273
Emerging Markets Fund              $430,410              1.46%                     $6,274
Healthcare Fund                    $20,464               5.97%                     $1,221
Global Financial Services Fund*    $3,342                0.00%                     $0

-------------------------
*For the period from commencement of operations through June 30, 1998

     The table below shows information on brokerage commissions paid by the Funds. For the fiscal year ended June 30, 1997:

                                                         % of Brokerage
                                   $ Amount Brokerage    Commission Representing   $ Amount of Transactions
                                   Commission            Research Services         Involving Research Services
                                   ---------------------------------------------------------------------------
Balanced Fund                      $57,518               30.47%                    $17,526
Growth & Income Fund               $386,237              21.02%                    $81,184
Index 500 Fund                     $71,050               0.00%                     $0
International Equity Fund          $101,527              0.00%                     $0
Small Company Growth Fund          $852,094              3.72%                     $ 31,719
Micro-Cap Fund*                    $8,813                3.85%                     $339
Multi-Season Fund                  $366,341              31.40%                    $115,038
Real Estate Fund                   $3,649                2.96%                     $108
Small Cap Value Fund*              $67,889               7.81%                     $5,304
Value Fund*                        $83,242               11.04%                    $9,192
International Growth Fund*         $232,163              28.39%                    $65,918
Emerging Markets Fund*             $87,174               1.09%                     $946
Healthcare Fund*                   $36,584               1.29%                     $472
Short Term Treasury Fund*          $2,012                11.28%                    $227
-----------------------

*For the period from commencement of operations through June 30, 1997


     The table below shows information on brokerage commissions paid by the Funds. For the fiscal year ended June 30, 1996:

                                                         % of Brokerage
                                   $ Amount Brokerage    Commission Representing   $ Amount of Transactions
                                   Commission            Research Services         Involving Research Services
                                   ---------------------------------------------------------------------------
Balanced Fund                      $76,077               15.80%                    $12,018
Growth & Income Fund               $219,149              4.76%                     $10,424
Index 500 Fund                     $41,173               0.00%                     $0
International Equity Fund          $86,687               0.00%                     $0
Small Company Growth Fund          $660,104              2.81%                     $18,557
Multi-Season Fund                  $474,404              16.23%                    $76,975
Real Estate Fund                   $55,919               4.59%                     $2,568
Value Fund*                        $126,743              0.00%                     $0
-----------------------

*For the period from commencement of operations through June 30, 1996

     Portfolio securities will not be purchased from or sold to the Advisor, Sub-Advisor, Distributor or any affiliated person (as defined in the 1940 Act) of the foregoing entities except to the extent permitted by SEC exemptive order or by applicable law.

     Investment decisions for each Fund and for other investment accounts managed by the Advisor or Sub-Advisor are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount in a manner deemed equitable to each such account. While in some cases this practice could have a detrimental effect on the price or value of the security as far as a Fund is concerned, in other cases it is believed to be beneficial to a Fund. To the extent permitted by law, the Advisor or Sub-Advisor, as the case may be, may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.

     A Fund will not purchase securities during the existence of any underwriting or selling group relating to such securities of which the Advisor, Sub-Advisor or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Trust's or Framlington Board of Trustees or the Company's Board of Directors in accordance with Rule 10f-3 under the 1940 Act.

     The Trust, the Company and Framlington are required to identify the securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940) Act or their parent companies held by them as of the close of their most recent fiscal year and state the value of such holdings. As of June 30, 1998, the Balanced Fund held securities of BankAmerica Corp valued at $1,011,319 Chase Manhattan valued at $951,300; Bond Fund held securities of Merrill Lynch valued at $420,970; Cash Investment Fund held securities of Bank of Nova Scotia valued at $50,000,000, Canadian Imperial Bank of Commerce valued at $50,000,000, First Chicago valued at $49,293,000, Sanwa Bank valued at $24,925,000; Growth & Income Fund held securities of Bank One Corp valued at $4,771,969; Index 500 Fund held securities of Bank of New York valued at $2,051,237, BankAmerica Corp valued at $5,310,028, Bank One Corp valued at $3,523,164, Chase Manhattan valued at $5,795,984, Citicorp valued at $6,059,550, First Chicago valued at $2,289,272, J.P. Morgan & Co., Inc. valued at $1,874,000, Lehman Brothers Holdings, Inc. valued at $829,919, Merrill Lynch valued at $2,868,975, Morgan Stanley, Dean Witter, Discover & Co. valued at $4,933,245, Norwest valued at $2,545,237, Wachovia Bank valued at $1,566,208; Intermediate Bond Fund held securities of BankAmerica Corp valued at $5,897,000, Bank One Corp valued at $6,197,000; International Equity Fund held securities of, ABN AMRO Holdings valued at $1,221,094, Bank of Tokyo valued at $2,260,445; Money Market Fund held securities of Bank of Nova Scotia valued at $4,000,000, Canadian Imperial Bank of Commerce valued at $3,000,000, Sanwa Bank valued at $3,985,433; Multi-Season Growth Fund held securities of BankAmerica Corp valued at $7,167,830, Chase Manhattan valued at $17,685,875; NetNet Fund held securities of Ameritrade Holding Corporation valued at $618,300 Charles Schwab & Co. Inc. valued at $487,500; Small Cap Value Fund held securities of McDonald & Co. valued at $3,871,875; Value Fund held securities of Paine Webber Group, Inc. valued at $4,360,387 and Global Financial Services Fund held securities of BankAmerica Corp valued at $26,000.

     Except as noted in the Prospectuses and this Statement of Additional Information the Funds' service contractors bear all expenses in connection with the performance of their services and the Funds bear the expenses incurred in their operations. These expenses include, but are not limited to, fees paid to the Advisor, Sub-Advisor, Administrator, Custodian, Sub-Custodian and Transfer Agent; fees and expenses of officers and Boards of Directors/Trustees; taxes; interest; legal and auditing fees; brokerage fees and commissions; certain fees and expenses in registering and qualifying the Fund and its shares for distribution under Federal and state securities laws; expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders; the expense of reports to shareholders, shareholders' meetings and proxy solicitations; fidelity bond and directors' and officers' liability insurance premiums; and the expense of using independent pricing services. Any general expenses of the Trust, Framlington or the Company that are not readily identifiable as belonging to a particular investment portfolio of the Trust, Framlington or the Company are allocated among all investment portfolios of the Trust, Framlington or the Company by or under the direction of the Boards of Directors/Trustees in a manner that the Boards determine to be fair and equitable. The Advisor, Sub-Advisor, Administrator, Custodian, Sub-Custodian and Transfer Agent may voluntarily waive all or a portion of their respective fees from time to time.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


     PURCHASES. As described in the Prospectuses, shares of the Funds may be purchased in a number of different ways. Such alternative sales arrangements permit an investor to choose the method of purchasing shares that is most beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. An investor may place orders directly through the Transfer Agent or the Distributor or through arrangements with his/her authorized broker.

     RETIREMENT PLANS. Shares of any of the Funds may be purchased in connection with various types of tax deferred retirement plans, including individual retirement accounts ("IRAs"), qualified plans, deferred compensation for public schools and charitable organizations (403(b) plans) and simplified employee pension IRAs. An individual or organization considering the establishment of a retirement plan should consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan. A $10.00 annual custodial fee is also charged on IRAs. This custodial fee is due by December 15 of each year and may be paid by check or shares liquidated from a shareholder's account.

     REDEMPTIONS. As described in the Fund's Prospectuses, shares of the Funds may be redeemed in a number of different ways:

     .   By Mail
     .   By Telephone
     .   Automatic Withdrawal Plan

The redemption price for Fund shares is the net asset value next determined after receipt of the redemption request in proper order. The redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge ("CDSC").

     CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES. Class B Shares redeemed within six years of purchase are subject to a CDSC. The CDSC is based on the original net asset value at the time of investment or the net asset value at the time of redemption, whichever is lower.

     The CDSC Schedule for Class B Shares of the Trust Funds purchased before June 27, 1995 is set forth below. The Prospectuses describe the CDSC Schedule for Class B Shares of Funds of the Trust, the Company and Framlington purchased after June 27, 1995.

                       CLASS B SHARES OF THE TRUST FUNDS
                      PURCHASED ON OR BEFORE JUNE 27, 1995

                        REDEMPTION DURING                                 CDSC
--------------------------------------------------------------------------------
 1st Year Since Purchase..............................................    4.00%
 2nd Year Since Purchase..............................................    4.00%
 3rd Year Since Purchase..............................................    3.00%
 4th Year Since Purchase..............................................    3.00%
 5th Year Since Purchase..............................................    2.00%
 6th Year Since Purchase..............................................    1.00%

     CDSC WAIVERS - CLASS B SHARES OF THE TRUST FUNDS PURCHASED ON OR BEFORE JUNE 27, 1995. The CDSC will be waived with respect to Class B Shares of the Trust Funds purchased on or before June 27, 1995 in the following circumstances:

     (1) total or partial redemptions made within one year following the death or disability of a shareholder or registered joint owner;
     (2) minimum required distributions made in connection with an IRA or other retirement plan following attainment of age 59 1/2; and
     (3) redemptions pursuant to a Fund's right to liquidate a shareholder's account involuntarily.

     CDSC WAIVERS - CLASS B SHARES OF THE COMPANY FUNDS PURCHASED ON OR BEFORE JUNE 27, 1995. The CDSC will be waived on the following types of redemptions with respect to Class B Shares of the Company Funds purchased on or before June 27, 1995:

     (1) redemptions by investors who have invested a lump sum amount of $1 million or more in the Fund;
     (2) redemptions by the officers, directors, and employees of the Advisor or the Distributor and such persons' immediate families;
     (3) dealers or brokers who have a sales agreement with the Distributor, for their own accounts, or for retirement plans for their employees or sold to registered representatives or full time employees (and their families) that certify to the Distributor at the time of purchase that such purchase is for their own account (or for the benefit of their families);
     (4) involuntary redemptions effected pursuant to the Fund's right to liquidate shareholder accounts having an aggregate net asset value of less than $250; and
     (5) redemptions the proceeds of which are reinvested in the Fund within 90 days of the redemption.

     CONTINGENT DEFERRED SALES CHARGE - CLASS A AND CLASS C SHARES. The Prospectuses describe the CDSC for Class A or C Shares of the Funds of the Trust, the Company and Framlington purchased after June 27, 1995.

     Class A Shares of the Trust Funds purchased on or before June 27, 1995 without a sales charge by reason of a purchase of $500,000 or more are subject to a CDSC of 1.00% of the lower of the original purchase price or the net asset value at the time of redemption if such shares are redeemed within two years of the date of purchase. Class A Shares of the Trust Funds purchased on or before June 27, 1995 that are redeemed will not be subject to the CDSC to the extent that the value of such shares represents: (1) reinvestment of dividends or other distributions; (2) Class A Shares redeemed more than two years after their purchase; (3) a minimum required distribution made in connection with IRA or other retirement plans following attainment of age 59 1/2; or (4) total or partial redemptions made within one year following the death or disability of a shareholder or registered joint owner.

     No CDSC is imposed to the extent that the current net asset value of the shares redeemed does not exceed (a) the current net asset value of shares purchased through reinvestment of dividends or capital gain distributions plus
(b) the current net asset value of shares purchased more than one year prior to the redemption, plus (c) increases in the net asset value of the shareholder's shares above the purchase payments made during the preceding one year.

     The holding period of Class A or Class C Shares of a Fund acquired through an exchange of the corresponding class of shares of the Munder Money Market Fund (which are available only by exchange of Class A or Class C Shares of the Fund, as the case may be) and the Company Funds, the Framlington Funds and the non-money market funds of the Trust will be calculated from the date that the Class A or Class C Shares of the Fund were initially purchased.

     In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing all Class A Shares on which a front-end sales charge has been assessed; then of shares acquired pursuant to the reinvestment of dividends and distributions; and then of amounts representing the cost of shares purchased one year or more prior to the redemption.

     OTHER REDEMPTION INFORMATION. Redemption proceeds are normally paid in cash; however, each Fund may pay the redemption price in whole or part by a distribution in kind of securities from the portfolio of the particular Fund, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash. The Funds are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder.

     The Funds reserve the right to suspend or postpone redemptions during any period when: (i) trading on the New York Stock Exchange (the "NYSE") is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed for other than customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension or postponement for the protection of the shareholders; or (iv) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable.

     The Funds may involuntarily redeem an investor's shares if the net asset value of such shares is less than $250; provided that involuntary redemptions will not result from fluctuations in the value of an investor's shares. A notice of redemption, sent by first-class mail to the investor's address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the net asset value at the close of business on that date unless sufficient additional shares are purchased to bring the aggregate account value up to $250 or more. A check for the redemption proceeds payable to the investor will be mailed to the investor at the address of record.

     EXCHANGES. In addition to the method of exchanging shares described in the Funds' Prospectuses, a shareholder exchanging at least $1,000 of shares (for which certificates have not been issued) and who has authorized expedited exchanges on the application form filed with the Transfer Agent may exchange shares by telephoning the Funds at (800) 438-5789. Telephone exchange instructions must be received by the Transfer Agent by 4:00 p.m., Eastern time. The Funds, Distributor and Transfer Agent reserve the right at any time to suspend or terminate the expedited exchange procedure or to impose a fee for this service. During periods of unusual economic or market changes, shareholders may experience difficulties or delays in effecting telephone exchanges. Neither the Funds nor the Transfer Agent will be responsible for any loss, damages, expense or cost arising out of any telephone exchanges effected upon instructions believed by them to be genuine. The Transfer Agent has instituted procedures that it believes are reasonably designed to insure that exchange instructions communicated by telephone are genuine, and could be liable for losses caused by unauthorized or fraudulent instructions in the absence of such procedures. The procedures currently include a recorded verification of the shareholder's name, social security number and account number, followed by the mailing of a statement confirming the transaction, which is sent to the address of record.

                                NET ASSET VALUE

     MONEY MARKET FUNDS. The value of the portfolio securities of the Money Market Funds is calculated using the amortized cost method of valuation. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline.

     As indicated, the amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price a Fund would receive if the security were sold prior to maturity. The Boards of Directors/Trustees have established procedures reasonably designed, taking into account current market conditions and the Funds' investment objectives, for the purpose of maintaining a stable net asset value of $1.00 per share for each Money Market Fund for purposes of sales and redemptions. These procedures include a review by the Boards of Directors/Trustees, at such intervals as they deem appropriate, of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for a Fund, the Boards of Directors/Trustees will promptly consider whether any and, if any, what action should be initiated. If the Board believes that the extent of any deviation from a Money Market Fund's $1.00 amortized cost price per share may result in material dilution of other unfair results to new or existing investors, it will take such steps as it considers appropriate to eliminate or reduce any such dilution or unfair results to the extent reasonably practicable. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, shortening the average portfolio maturity, reducing the number of outstanding shares without monetary consideration, and utilizing a net asset value per share as determined by using available market quotations.

     Pursuant to Rule 2a-7 under the 1940 Act, each of the Money Market Funds will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that such Funds will not purchase any security with a remaining maturity (within the meaning of Rule 2a-7 under the 1940 Act) greater than 397 days (securities subject to repurchase agreements, variable and floating rate securities, and certain other securities may bear longer maturities), nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. In addition, the Funds may acquire only U.S. dollar denominated obligations that present minimal credit risks and that are "First Tier Securities" at the time of investment. First Tier Securities are those that are rated in the highest rating category by at least two nationally recognized security rating organizations NRSROs or by one if it is the only NRSRO rating such obligation or, if unrated, determined to be of comparable quality. A security is deemed to be rated if the issuer has any security outstanding of comparable priority and security which has received a short-term rating by an NRSRO. The Advisor will determine that an obligation presents minimal credit risks or that unrated investments are of comparable quality, in accordance with guidelines established by the Board of Directors/Trustees. There can be no assurance that a constant net asset value will be maintained for each Money Market Fund.

     ALL FUNDS. In determining the approximate market value of portfolio investments, the Trust, Framlington or the Company may employ outside organizations, which may use matrix or formula methods that take into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula methods not been used. All cash, receivables and current payables are carried on the Trust's, Framlington's or the Company's books at their face value. Other assets, if any, are valued at fair value as determined in good faith under the supervision of the Board members.

IN-KIND PURCHASES

     With the exception of the Real Estate Fund, payment for shares may, in the discretion of the Advisor, be made in the form of securities that are permissible investments for the Funds as described in the Prospectuses.
Shares of the Real Estate Fund will not be issued for consideration other than cash. For further information about this form of payment please contact the Transfer Agent. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities (a) meet the investment objectives and policies of the Fund; (b) are acquired for investment and not for resale; (c) are liquid securities that are not restricted as to transfer either by law or liquidity of markets; (d) have a value that is readily ascertainable by a listing on a nationally recognized securities exchange; and (e) are valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other tax matters relating to the securities.


                            PERFORMANCE INFORMATION

YIELD OF THE MONEY MARKET FUNDS

     The Money Market Funds' current and effective yields are computed using standardized methods required by the SEC. The annualized yield is computed by:
(a) determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven-calendar day period; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared and all dividends declared on both the original share and such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1. Based on the foregoing computations, the table below shows the annualized yields for all share classes of the Cash Investment, Money Market, Tax-Free Money Market and U.S. Treasury Money Market Funds for the seven-day period ended June 30, 1998.

------------------------------------------------------------------------------------------------------------------------------
                         Class A               Class B               Class C               Class K              Class Y
------------------------------------------------------------------------------------------------------------------------------
                             Effective             Effective             Effective             Effective            Effective
                    Yield      Yield      Yield      Yield      Yield      Yield      Yield      Yield     Yield      Yield
-----------------------------------------------------------------------------------------------------------------------------
 Cash Investment    4.87%      4.98%       N/A        N/A        N/A        N/A        4.97%     5.09%     5.12%      5.24%
 Fund
-----------------------------------------------------------------------------------------------------------------------------
 Money Market       4.74%      4.84%      3.99%      4.06%      3.92%      3.99%        N/A       N/A      4.99%      5.10%
 Fund
-----------------------------------------------------------------------------------------------------------------------------
 Tax-Free Money     2.73%      2.77%       N/A        N/A        N/A        N/A        2.83%     2.87%     2.98%      3.02%
 Market Fund
-----------------------------------------------------------------------------------------------------------------------------
 U.S. Treasury      4.67%      4.77%       N/A        N/A        N/A        N/A        4.77%     4.88%     4.93%      5.04%
 Money Market
 Fund
-----------------------------------------------------------------------------------------------------------------------------

     In addition, a standardized "tax-equivalent yield" may be quoted for the Tax-Free Money Market Fund, which is computed by: (a) dividing the portion of the Fund's yield (as calculated above) that is exempt from Federal income tax by 1 minus a stated Federal income tax rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the yield that is not exempt from Federal income tax. For the seven-day period ended June 30, 1998, the tax-equivalent yield for Class A, Class K and Class Y Shares of the Tax-Free Money Market Fund was 3.97% (Class A), 4.11% (Class K) and 4.33% (Class Y) calculated for all share classes based on a stated tax rate of 31%. The fees which may be imposed by institutions on their Customers are not reflected in the calculations of yields for the Funds.

     Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yields of each Fund will fluctuate, they cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each Fund's investment policies including the types of investments made, lengths of maturities of the portfolio securities, and whether there are any special account charges which may reduce the effective yield.


PERFORMANCE OF THE NON-MONEY MARKET FUNDS

     YIELD. The Bond Funds', International Bond Fund's and Short Term Treasury Fund's 30-day (or one month) standard yield described in the applicable Prospectus is calculated for each Fund in accordance with the method prescribed by the SEC for mutual funds:

                         YIELD = 2 [(a-b + 1)/6/ - 1]
                                     ---
                                      cd
Where:
     a =dividends and interest earned by a Fund during the period;
     b =expenses accrued for the period (net of reimbursements and waivers);
     c =average daily number of shares outstanding during the period entitled to receive dividends;
     d =maximum offering price per share on the last day of the period.

     For the purpose of determining interest earned on debt obligations purchased by a Fund at a discount or premium (variable "a" in the formula), each Fund computes the yield to maturity of such instrument based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). Such yield is then divided by 360 and the quotient is multiplied by the market value of the obligation

(including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. It is assumed in the above calculation that each month contains 30 days. The maturity of a debt obligation with a call provision is deemed to be the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. For the purpose of computing yield on equity securities held by a Fund, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security for each day that the security is held by the Fund.

     Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have the discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

     With respect to mortgage or other receivables-backed debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula). A Fund's maximum offering price per share for purposes of the formula includes the maximum sales charge imposed -- currently 5.50% of the per share offering price for Class A Shares of the Equity Funds (with the exception of the Index 500 Fund, currently 2.50% of the per share offering price for Class A) and the Balanced Fund and 4.00% of the per share offering price for Class A Shares of the Bond Fund, International Bond Fund, Short Term Treasury Fund and Tax-Free Bond Funds. The tax-equivalent yield for each Tax-Free Bond Fund below is based on a stated federal tax rate of 31% and, with respect to Michigan Bond Fund, a Michigan state tax rate of 4%.


CLASS A SHARES
--------------

     The standard yields and/or tax-equivalent yields of the Class A Shares of the following Funds for the 30-day period ended June 30, 1998 were:

                                                        30-Day Yield                  Tax-Equivalent 30-Day Yield
                                                 ------------------------             ----------------------------
Bond Fund                                                  5.22%                                   N/A
Intermediate Bond Fund                                     5.00%                                   N/A
U.S. Income Fund                                           5.36%                                   N/A
International Bond Fund                                    5.13%                                   N/A
Michigan Bond Fund                                         3.91%                                  5.98%
Tax-Free Bond Fund                                         3.85%                                  5.63%
Tax-Free Intermediate Bond Fund                            3.70%                                  5.45%


CLASS B SHARES
--------------

     The standard yields and/or tax-equivalent yields of the Class B Shares of the following Funds for the 30-day period ended June 30, 1998 were:

                                                        30-Day Yield                  Tax-Equivalent 30-Day Yield
                                                 ---------------------------          ----------------------------
Bond Fund                                                  4.68%                                   N/A
Intermediate Bond Fund                                     4.46%                                   N/A
U.S. Income Fund                                           4.83%                                   N/A
International Bond Fund                                    2.51%                                   N/A
Michigan Bond Fund                                         3.32%                                  5.08%
Tax-Free Bond Fund                                         3.26%                                  4.77%
Tax-Free Intermediate Bond Fund                            3.10%                                  4.56%

CLASS C SHARES
--------------

     The standard yields and/or tax-equivalent yields of the Class C Shares of the following Funds for the 30-day period ended June 30, 1998 were:

                                                        30-Day Yield                  Tax-Equivalent 30-Day Yield
                                                 ---------------------------          ---------------------------
Bond Fund                                                  4.68%                                   N/A
Intermediate Bond Fund                                     4.46%                                   N/A
U.S. Income Fund                                           4.83%                                   N/A
International Bond Fund                                    2.50%                                   N/A
Michigan Bond Fund                                         3.32%                                  5.08%
Tax-Free Bond Fund                                         3.26%                                  4.77%


CLASS K SHARES
--------------

     The standard yields and/or tax-equivalent yields of the Class K Shares of the following Funds for the 30-day period ended June 30, 1998 were:

                                   30-Day Yield      Tax-Equivalent 30-Day Yield
                                   ------------      ---------------------------
Bond Fund                             5.44%                      N/A
Intermediate Bond Fund                5.21%                      N/A
U.S. Income Fund                      5.59%                      N/A
International Bond Fund+              3.27%                      N/A
Short Term Treasury Fund              4.82%                      N/A
Michigan Bond Fund                    4.07%                     7.37%
Tax-Free Bond Fund                    4.02%                     5.88%
Tax-Free Intermediate Bond Fund       3.86%                     5.68%

+As of June 15, 1998, Class K Shares of Short Term Treasury Fund were renamed the Michigan Municipal Shares.

CLASS Y SHARES
--------------

     The standard yields and/or tax-equivalent yields of the Class Y Shares of the following Funds for the 30-day period ended June 30, 1998 were:

                                   30-Day Yield      Tax-Equivalent 30-Day Yield
                                   ------------      ---------------------------
Bond Fund                             5.69%                      N/A
Intermediate Bond Fund                5.47%                      N/A
U.S. Income Fund                      5.84%                      N/A
International Bond Fund               3.52%                      N/A
Short Term Treasury Fund              5.07%                      N/A
Michigan Bond Fund                    4.33%                     6.62%
Tax-Free Bond Fund                    4.27%                     6.25%
Tax-Free Intermediate Bond Fund       4.11%                     6.05%

     TOTAL RETURN. Each Fund that advertises its "average annual total return" computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                              P (1 + T)/n/ = ERV
Where:

     P = hypothetical initial payment of $1,000;

     T = average annual total return;

     n = period covered by the computation, expressed in years; and

     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof).

     Each Fund that advertises its "aggregate total return" computes such returns by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                   (ERV) - 1
                                   -----
                     Aggregate Total Return = P


     The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges at the end of the measuring period. The Funds' average annual total return and load adjusted aggregate total return quotations for Class A Shares will reflect the deduction of the maximum sales charge charged in connection with the purchase of such shares currently 5.50% of the per share offering price for Class A Shares of the Equity Funds (with the exception of the Index 500 Fund, currently 2.50% of the per share offering price for Class A) and the Balanced Fund and 4.00% of the per share offering price for Class A Shares of the Bond Fund, International Bond Fund and Tax-Free Bond Funds; and the Funds' load adjusted average annual total return and load adjusted aggregate total return quotations for Class B Shares will reflect any applicable CDSC; provided that the Funds may also advertise total return data without reflecting any applicable CDSC sales charge imposed on the purchase of Class A Shares or Class B Shares in accordance with the views of the SEC. Quotations which do not reflect the sales charge will, of course, be higher than quotations which do.

     Based on the foregoing calculation, set forth below are the average annual total return figures for the Class A, B, C, K and Y Shares of each of the following Funds for the 12 month and 5 year periods ended June 30, 1998 and since commencement of operations.


                               12 Month         5 Year       Inception       12 Month         5 Year       Inception
                             Period Ended    Period Ended     through      Period Ended    Period Ended     through
Fund--Inception Date           6/30/98*        6/30/98*       6/30/98*       6/30/98**       6/30/98**     6/30/98**
----------------------------------------------------------------------------------------------------------------------
Balanced Fund
Class A-4/30/93                 15.93%          11.44%         11.49%          9.53%          10.17%        10.29%
Class B-6/21/94                 15.11%           N/A           14.45%         10.11%           N/A          14.12%
Class C-1/24/96                 15.00%           N/A           14.09%         14.00%           N/A           N/A
Class K-4/16/93                 15.86%          11.45%         11.18%           N/A            N/A           N/A
Class Y-4/13/93                 16.23%          11.69%         11.33%           N/A            N/A           N/A

Growth & Income Fund
Class A-8/8/94                  23.03%           N/A           22.00%         16.23%           N/A          20.24%
Class B-8/9/94                  22.09%           N/A           21.13%         17.09%           N/A          20.69%
Class C-12/5/95                 22.05%           N/A           21.18%         21.05%           N/A           N/A
Class K-7/5/94                  23.00%           N/A           21.75%          N/A             N/A           N/A
Class Y-7/5/94                  23.32%           N/A           22.03%          N/A             N/A           N/A

Index 500 Fund
Class A-12/9/92                 29.61%          22.49%         21.05%         26.35%          21.87%        20.49%
Class B-10/31/95                29.17%           N/A           29.94%         26.17%           N/A          29.45%
Class C                          N/A             N/A            N/A            N/A             N/A           N/A
Class K12/7/92                  29.42%          22.39%         20.96%          N/A             N/A           N/A
Class Y-12/1/91                 29.76%          22.68%         20.80%          N/A             N/A           N/A


                                12 Month        5 Year       Inception       12 Month         5 Year       Inception
                              Period Ended   Period Ended     through      Period Ended    Period Ended     through
Fund--Inception Date            6/30/98*       6/30/98*       6/30/98*       6/30/98**       6/30/98**     6/30/98**
----------------------------------------------------------------------------------------------------------------------
International Equity Fund
Class A-11/30/92                 4.30%          10.70%         11.09%        (1.46)%           9.46%         9.96%
Class B-3/9/94                   3.54%           N/A            7.43%        (1.23)%           N/A           7.06%
Class C-9/29/95                  3.50%           N/A            9.95%          2.50%           N/A           N/A
Class K-11/23/92                 4.24%          10.71%         11.32%          N/A             N/A           N/A
Class Y-12/1/91                  4.48%          10.96%         10.52%          N/A             N/A           N/A

International Growth Fund
Class A-2/20/97                  5.60%           N/A            13.42%        (0.21)%          N/A           8.78%
Class B-3/19/97                  4.88%           N/A            15.64%        (0.12)%          N/A          12.65%
Class C-2/13/97                  5.50%           N/A            13.23%         4.05%           N/A            N/A
Class K-1/10/97                  5.60%           N/A            14.11%          N/A            N/A            N/A
Class Y-12/31/96                 5.86%           N/A            13.04%          N/A            N/A            N/A

Emerging Markets Fund
Class A-1/14/97                (28.34)%          N/A            (6.17)%      (32.27)%          N/A          (9.72)%
Class B-2/25/97                (28.90)%          N/A           (13.23)%      (32.27)%          N/A         (15.75)%
Class C-3/3/97                 (28.88)%          N/A           (12.34)%      (29.57)%          N/A            N/A
Class K-1/10/97                (28.34)%          N/A            (5.35)%         N/A            N/A            N/A
Class Y-12/31/96               (28.12)%          N/A            (4.66)%         N/A            N/A            N/A

Healthcare Fund
Class A-2/14/97                  8.54%           N/A             3.33%         2.60%           N/A           0.85%
Class B-1/31/97                  7.83%           N/A             4.33%         2.83%           N/A           1.53%
Class C-1/13/97                  7.73%           N/A             8.38%         6.73%           N/A            N/A
Class K-4/1/97                   8.45%           N/A            19.54%          N/A            N/A            N/A
Class Y-12/31/96                 8.72%           N/A            11.93%          N/A            N/A            N/A

Micro-Cap Fund
Class A-12/26/96                38.01%           N/A            45.76%        30.38%           N/A          40.42%
Class B-2/24/97                 36.87%           N/A            41.16%        31.87%           N/A          38.52%
Class C-3/31/97                 36.95%           N/A            54.86%        35.95%           N/A            N/A
Class K-12/31/96                37.90%           N/A            45.10%          N/A            N/A            N/A
Class Y-12/26/96                38.19%           N/A            46.03%          N/A            N/A            N/A

Small-Cap Fund
Class A-1/10/97                 24.36%           N/A            25.06%        17.52%           N/A          29.93%
Class B-2/11/97                 23.58%           N/A            26.51%        18.58%           N/A          23.85%
Class C-1/13/97                 23.60%           N/A            29.37%        22.60%           N/A            N/A
Class K-12/31/96                24.53%           N/A            30.63%          N/A            N/A            N/A
Class Y-12/26/96                24.84%           N/A            31.25%          N/A            N/A            N/A

NetNet Fund
Class A-8/19/96                 87.23%           N/A            61.84%        76.99%           N/A          57.03%
Class B-6/1/98                    N/A            N/A            20.91%          N/A            N/A          15.91%
Class C                           N/A            N/A              N/A           N/A            N/A            N/A
Class Y-6/1/98                    N/A            N/A            20.97%          N/A            N/A            N/A


                                12 Month         5 Year      Inception      12 Month         5 Year       Inception
                              Period Ended    Period Ended    through     Period Ended    Period Ended     through
Fund -- Inception Date          6/30/98*        6/30/98*      6/30/98*      6/30/98**       6/30/98**     6/30/98**
---------------------------------------------------------------------------------------------------------------------
International Bond Fund
Class A-10/17/96                 0.86%           N/A             0.01%        (3.19)%          N/A          (2.38)%
Class B-6/9/97                   0.26%           N/A             0.05%        (4.66)%          N/A          (3.65)%
Class C-6/3/98                    N/A            N/A            (1.83)%         N/A            N/A          (0.84)%
Class K-3/25/97                  0.80%           N/A             3.03%          N/A            N/A            N/A
Class Y-10/2/96                  1.12%           N/A             0.13%          N/A            N/A            N/A

Multi-Season Fund
Class A-8/4/93                   25.02%           N/A         19.69%         18.14%           N/A          18.32%
Class B-4/29/93                  24.12%         18.43%        18.13%         19.12%          18.23%        18.03%
Class C-9/20/93                  24.09%           N/A         19.32%         23.09%           N/A            N/A
Class K-6/23/95                  25.05%           N/A         25.87%          N/A             N/A            N/A
Class Y-8/16/93                  25.28%           N/A         20.09%          N/A             N/A            N/A

Real Estate Fund
Class A-9/30/94                   8.93%           N/A         16.28%          2.92%           N/A          14.55%
Class B-10/3/94                   8.12%           N/A         15.45%          3.12%           N/A          14.91%
Class C-1/5/96                    8.17%           N/A         18.39%          7.17%           N/A            N/A
Class K-10/3/96                   8.92%           N/A         18.34%           N/A            N/A            N/A
Class Y-10/3/94                   9.24%           N/A         16.61%           N/A            N/A            N/A

Small Company Growth Fund
Class A-11/23/92                 12.41%         18.86%        17.83%          6.22%          17.52%        16.64%
Class B-4/28/94                  11.51%           N/A         20.42%          6.96%           N/A          20.15%
Class C-9/26/95                  11.50%           N/A         22.22%         10.59%           N/A            N/A
Class K-11/23/92                 12.36%         18.86%        17.83%           N/A            N/A            N/A
Class Y-12/1/91                  12.57%         19.11%        18.97%           N/A            N/A            N/A

Value Fund
Class A-9/14/95                  25.53%           N/A         25.54%         18.65%           N/A          23.04%
Class B-9/19/95                  24.93%           N/A         24.74%         19.93%           N/A          24.01%
Class C-2/9/96                   24.78%           N/A         24.74%         23.78%           N/A            N/A
Class K-11/30/95                 25.84%           N/A         25.95%           N/A            N/A            N/A
Class Y-8/18/95                  26.12%           N/A         26.86%           N/A            N/A            N/A

Bond Fund
Class A-12/9/92                  10.45%          6.04%         7.03%          6.02%          5.17%          6.25%
Class B-3/13/96                   9.75%           N/A          6.89%          4.75%           N/A           5.68%
Class C-3/25/96                   9.84%           N/A          6.79%          8.84%           N/A            N/A
Class K-11/23/92                 10.57%          6.03%         6.98%           N/A            N/A            N/A
Class Y-12/1/91                  10.72%          6.27%         6.75%           N/A            N/A            N/A

Intermediate Bond Fund
Class A-11/24/92                  7.84%          4.98%         5.63%          3.51%          4.12%          4.86%
Class B-10/25/94                  6.94%           N/A          6.53%          1.94%           N/A           5.83%
Class C-4/19/96                   6.69%           N/A          5.84%          5.69%           N/A            N/A
Class K-11/20/92                  7.73%          4.97%         5.61%           N/A            N/A            N/A
Class Y-12/1/91                   7.99%          5.19%         6.17%           N/A            N/A            N/A

                                12 Month         5 Year       Inception      12 Month          5 Year       Inception
                              Period Ended    Period Ended     through     Period Ended     Period Ended     through
Fund -- Inception Date          6/30/98*        6/30/98*       6/30/98*      6/30/98**        6/30/98**     6/30/98**
-----------------------------------------------------------------------------------------------------------------------
US Government Income Fund
Class A-7/28/94                   9.71%           N/A          8.06%          5.32%           N/A           6.94%
Class B-9/6/95                    8.89%           N/A          6.40%          3.89%           N/A           5.44%
Class C-8/12/96                   8.82%           N/A          7.26%          7.82%           N/A            N/A
Class K-7/5/94                    9.70%           N/A          7.99%           N/A            N/A            N/A
Class Y-7/5/94                    9.97%           N/A          8.26%           N/A            N/A            N/A

Short Term Treasury Fund
Michigan Municipal               2.50%            N/A           2.41%           N/A             N/A            N/A
Shares+-4/2/97
Class Y-1/29/97                  5.81%            N/A           5.74%           N/A             N/A            N/A

Michigan Bond Fund
Class A-2/15/94                  9.01%            N/A           5.15%          4.67%            N/A           4.18%
Class B-7/5/94                   8.23%            N/A           6.58%          3.23%            N/A           5.95%
Class C-10/4/96                  8.24%            N/A           6.79%          7.24%            N/A            N/A
Class K-1/3/94                   9.02%            N/A           4.90%           N/A             N/A            N/A
Class Y-1/3/94                   9.17%            N/A           5.15%           N/A             N/A            N/A

Tax-Free Bond Fund
Class A-10/9/95                  8.54%            N/A           6.41%          4.17%            N/A           4.82%
Class B-12/6/94                  7.65%            N/A           7.52%          2.65%            N/A           6.82%
Class C-7/7/98                    N/A             N/A            N/A            N/A             N/A            N/A
Class K-7/5/94                   8.43%            N/A           7.15%           N/A             N/A            N/A
Class Y-7/21/94                  8.70%            N/A           7.31%           N/A             N/A            N/A

Tax-Free Intermediate
Bond Fund
Class A-11/30/92                 5.44%           4.27%          4.67%          1.26%           3.43%          3.92%
Class B-5/16/96                  4.68%            N/A           4.38%         (0.32)%           N/A           3.03%
Class C-7/8/98                    N/A             N/A            N/A            N/A             N/A            N/A
Class K-2/9/87++                 5.44%           4.27%          5.57%           N/A             N/A            N/A
Class Y-12/17/92                 5.70%           4.51%          4.89%           N/A             N/A            N/A

____________________________________________________________
*  Figures do not include the effect of the sales charge.
** Figures include the effect of the applicable sales charge.

+ As of June 15, 1998, Class K Shares of Short Term Treasury Fund were renamed the Michigan Municipal Shares.
++ For the ten year period ended June 30, 1998, the average annual return for Class K Shares was 5.72%.

     As of June 30, 1998, the following Classes had not commenced operations:
Class A Shares of Global Financial Services Fund and Growth Opportunities Fund; Class B Shares of Global Financial Services Fund, Growth Opportunities Fund, Cash Investment Fund, International Bond Fund, NetNet Fund, Tax-Free Money Market Fund and U.S. Treasury Money Market Fund; Class C Shares of Global Financial Services Fund, Growth Opportunities Fund, Cash Investment Fund, Tax-Free Money Market Fund, Index 500 Fund, Tax-Free Intermediate Bond Fund, NetNet Fund and U.S. Treasury Money Market Fund; and Class K Shares of Global Financial Services Fund, Growth Opportunities Fund and NetNet Fund.

     The foregoing performance data reflects the imposition of the maximum sales load on Class A Shares but does not reflect payments under the Trust's Class K Plan or Class A Plan, which were not imposed before December 31, 1993.

     ALL FUNDS. The performance of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses.

     From time to time, in advertisements or in reports to shareholders, a Fund's yields or total returns may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, a Fund's yield may be compared to the IBC/Donoghue's Money Fund Average, which is an average compiled by Donoghue's MONEY FUND REPORT of Holliston, MA 01746, a widely recognized independent publication that monitors the performance of money market funds, or to the data prepared by Lipper Analytical Services, Inc., a widely recognized independent service that monitors the performance of mutual funds. In addition, as stated in the Funds' Prospectuses, the tax-equivalent yield (and hypothetical examples illustrating the effect of tax-equivalent yields) of a Fund may be quoted in advertisements or reports to shareholders. Hypothetical examples showing the difference between a taxable and a tax-free investment may also be provided to shareholders.

                                     TAXES

     The following summarizes certain additional federal and state income tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the applicable Prospectus is not intended as a substitute for careful tax planning. This discussion is based upon present provisions of the Internal Revenue Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

     GENERAL. Each Fund intends to elect and qualify to be taxed separately as a regulated investment company under the Internal Revenue Code. As a regulated investment company, each Fund generally is exempt from federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it distributes an amount equal to the sum of (a) at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year and (b) at least 90% of its net tax-exempt interest income, if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Internal Revenue Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

     In addition to satisfaction of the Distribution Requirement, each Fund must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement"). Interest (including original issue discount and "accrued market discount") received by a Fund at maturity or on disposition of a security held for less than three months will not be treated (in contrast to other income which is attributable to realized market appreciation) as gross income from the sale or other disposition of securities held for less than three months for this purpose.

     In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which a Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Fund does not hold more than 10% of the outstanding voting securities of such issuer) and no more than 25% of the value of each Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Fund controls and which are engaged in the same or similar trades or businesses.

     Distributions of net investment income received by a Fund from investments in debt securities (other than interest on tax-exempt municipal obligations held by the Tax-Free Bond Funds and Tax-Free Money Market Fund) and any net realized short-term capital gains distributed by a Fund will be taxable to shareholders as ordinary income and will not be eligible for the dividends received deduction for corporations.

     Each Fund intends to distribute to shareholders any excess of net long-term capital gain over net short-term capital loss ("net capital gain") for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as gain from the sale or exchange of a capital asset held for more than one year, regardless of the length of time a shareholder has held his or her Fund shares and regardless of whether the distribution is paid in cash or reinvested in shares. The Funds expect that capital gain dividends will be taxable to shareholders as long-term gain. Capital gain dividends are not eligible for the dividends received deduction.

     In the case of corporate shareholders, distributions of a Fund for any taxable year generally qualify for the dividends received deduction to the extent of the gross amount of "qualifying dividends" received by such Fund for the year and if certain holding period requirements are met. Generally, a dividend will be treated as a "qualifying dividend" if it has been received from a domestic corporation.

     If for any taxable year any Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, all distributions (whether or not derived from exempt-interest income) would be taxable as ordinary income and would be eligible for the dividends received deduction in the case of corporate shareholders to the extent of such Fund's current and accumulated earnings and profits.

     Shareholders will be advised annually as to the federal income tax consequences of distributions made by the Funds each year.

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by a Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, a Fund intends to make its distributions in accordance with the calendar year distribution requirement.

     Although a Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities.

     The Trust, the Framlington Trust and the Company will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable distributions, including gross proceeds realized upon sale or other dispositions paid to any shareholder (i) who has provided an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify that he is not subject to backup withholding or that he is an "exempt recipient."

     DISPOSITION OF SHARES. Upon a redemption, sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, generally, depending upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received or treated as having been received by the shareholder with respect to such shares and treated as long-term capital gains. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for six months or less.

     In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their stock. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a Fund, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires the stock of the same or another fund and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of regulated investment company shares. The term "reinvestment right" means any right to acquire stock of one or more funds without the payment of a sales charge or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of Fund shares.

     Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities.

     TAX-FREE BOND FUNDS AND TAX-FREE MONEY MARKET FUND. The Michigan Bond Fund, Tax-Free Bond Fund, Tax-Free Intermediate Bond Fund, and Tax-Free Money Market Fund are designed to provide investors with current tax-exempt interest income. Shares of the Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts since such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Funds' dividends being tax-exempt but also such dividends would be taxable when distributed to the beneficiary. In addition, the Funds may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and (a) whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (b) who occupies more than 5% of the entire usable area of such facilities, or (c) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" generally include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

     In order for the Funds to pay exempt-interest dividends with respect to any taxable year, at the close of each quarter of each Fund's taxable year at least 50% of the value of the Fund's assets must consist of tax-exempt municipal obligations. Exempt-interest dividends distributed to shareholders are not included in the shareholder's gross income for regular federal income tax purposes. However, all shareholders required to file a federal income tax return are required to report the receipt of exempt-interest dividends and other tax-exempt interest on their returns. Moreover, while such dividends and interest are exempt from regular federal income tax, they may be subject to alternative minimum tax in two circumstances. First, exempt-interest dividends derived from certain "private activity" bonds issued after August 7, 1986 will generally constitute an item of tax preference for both corporate and non-corporate taxpayers. Second, exempt-interest dividends derived from all bonds, regardless of the date of issue, must be taken into account by corporate taxpayers in determining the amount of certain adjustments for alternative minimum tax purposes. Receipt of exempt-interest dividends may result in collateral federal income tax consequences to certain other taxpayers, including financial institutions, property and casualty insurance companies, individual recipients of Social Security or Railroad Retirement benefits, and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own tax advisors as to such consequences.

     The percentage of total dividends paid by the Fund with respect to any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends during such year. If a shareholder receives an exempt-interest dividend with respect to any share and such share is held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such dividends.

     Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Funds generally is not deductible for federal income tax purposes if the Funds distribute exempt-interest dividends during the shareholder's taxable year.

     Investors may be subject to state and local taxes on income derived from an investment in a Fund. In certain states, income derived from a Fund which is attributable to interest on obligations of that state or any municipality or political subdivision thereof may be exempt from taxation.

     Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by industrial development bonds should consult their tax advisers before investing in a Fund.


     MICHIGAN TAX CONSIDERATIONS - MICHIGAN BOND FUND AND TAX-FREE INTERMEDIATE BOND FUND. As stated in the Michigan Bond Fund Prospectus and the Tax-Free Intermediate Bond Fund Prospectus, dividends paid by the Fund that are derived from interest attributable to tax-exempt Michigan Municipal Obligations will be exempt from Michigan Income Tax and Michigan Single Business Tax. Conversely, to the extent that the Fund's dividends are derived from interest on obligations other than Michigan Municipal Obligations, such dividends will be subject to Michigan Income and Michigan Single Business Taxes, even though the dividends may be exempt for federal Income Tax purposes.

     In particular, gross interest income and dividends derived from obligations or securities of the State of Michigan and its political subdivisions, exempt from federal Income Tax, are exempt from Michigan Income Tax under Act No. 281, Public Acts of Michigan, 1967, as amended, and are exempt from Michigan Single Business Tax under Act No. 228, Public Acts of Michigan, 1975, as amended. The Michigan Income Tax act levies a flat-rate income tax on individuals, estates, and trusts. The Single Business Tax Act levies a tax upon the "adjusted tax base" of most individuals, corporations, financial organizations, partnerships, joint ventures, estates, and trusts with "business activity" in Michigan.

     The transfer of obligations or securities of the State of Michigan and its political subdivisions by the Fund, as well as the transfer of Fund shares by a shareholder, is subject to Michigan taxes measured by gain on the sale, payment, or other disposition thereof.

     INTERNATIONAL EQUITY FUND, INTERNATIONAL GROWTH FUND, EMERGING MARKETS FUND, GLOBAL FINANCIAL SERVICES FUND AND INTERNATIONAL BOND FUND. Income received by the International Equity Fund, the International Growth Fund, the Emerging Markets Fund, the Global Financial Services Fund and the International Bond Fund from sources within foreign countries may be subject to withholding and other foreign taxes. The payment of such taxes will reduce the amount of dividends and distributions paid to the Funds' shareholders. So long as a Fund qualifies as a regulated investment company, certain distribution requirements are satisfied, and more than 50% of the value of the Fund's assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect, subject to limitation, to pass through its foreign tax credits to its shareholders. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders would be entitled to credit their portions of this amount against their U.S. tax due, if any, or to deduct such portions from their U.S. taxable income, if any. Shortly after any year for which it makes such an election, a Fund will report to its shareholders, in writing, the amount per share of such foreign tax that must be included in each shareholder's gross income and the amount which will be available for deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations are imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

     Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to limitations, including the restriction that the credit may not exceed the shareholder's United States tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by the Fund from its foreign source income will be treated as foreign source income. The Fund's gains and losses from the sale of securities will generally be treated as derived from United States sources and certain foreign currency gains and losses likewise will be treated as derived from United States sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income", such as the portion of dividends received from the Fund which qualifies as foreign source income. In addition, only a portion of the foreign tax credit will be allowed to offset any alternative minimum tax imposed on corporations and individuals. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by the Fund.

     TAXATION OF CERTAIN FINANCIAL INSTRUMENTS. Special rules govern the Federal income tax treatment of financial instruments that may be held by some of the Funds. These rules may have a particular impact on the amount of income or gain that the Funds must distribute to their respective shareholders to comply with the Distribution Requirement, on the income or gain qualifying under the Income Requirement, all described above.

     MARKET DISCOUNT. If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount". If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligations must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

     ORIGINAL ISSUE DISCOUNT. Certain debt securities acquired by the Funds may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

     Some debt securities may be purchased by the Fund, at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

     HEDGING TRANSACTIONS. The taxation of equity options and over-the-counter options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

     Any regulated futures and foreign currency contracts and certain options (namely, nonequity options and dealer equity options) in which a Fund may invest may be "section 1256 contracts." Gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section, 1256 contracts held by a Fund at the end of each taxable year (and generally for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

     Generally, hedging transactions, if any, undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Funds. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of hedging transactions to the Funds are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds which is taxed as ordinary income when distributed to shareholders.

     The Funds may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

     The diversification requirements applicable to the Funds' assets may limit the extent to which the Funds will be able to engage in transactions in options, futures or forward contracts.

     CONSTRUCTIVE SALES. Recently enacted rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code.

     CURRENCY FLUCTUATIONS - "Section 988" Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income and loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

     PASSIVE FOREIGN INVESTMENT COMPANIES. Certain Funds may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least on-half of its assets constitute investment-type assets, or 75% or more of its gross income investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. Each Fund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

     The Funds may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market the Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to market losses and any loss from an actual disposition of Fund shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

     Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

     Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. In many states, Fund distributions which are derived from interest on certain U.S. Government obligations are exempt from taxation. The tax consequences to a foreign shareholder of an investment in the Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

OTHER TAXATION

     The foregoing discussion relates only to U.S. federal income tax law and certain state taxes as applicable to U.S. persons (i.e., U.S. citizens and residents and domestic corporations, partnerships, trusts and estates). Distributions by the Funds, and dispositions of Fund shares also may be subject to other state and local taxes, and their treatment under state and local income tax laws may differ from the U.S. federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of U.S. federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Fund, including the likelihood that distributions to them would be subject to withholding of U.S. federal income tax at a rate of 30% (or at a lower rate under a tax treaty). Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                    ADDITIONAL INFORMATION CONCERNING SHARES

     The Trust and Framlington are Massachusetts business trusts. Under each Declaration of Trust, the beneficial interest in the Trust or Framlington may be divided into an unlimited number of full and fractional transferable shares. The Company is a Maryland corporation. The Trust's and Framlington's Declaration of Trust and the Company's Articles of Incorporation authorize the Boards of Directors/Trustees to classify or reclassify any unissued shares of the Trust, Framlington and the Company into one or more classes by setting or changing, in any one or more respects, their respective designations, preferences, conversion or other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption. Pursuant to such authority, the Trust's Board of Trustees has authorized the issuance of an unlimited number of shares of beneficial interest in the Trust, representing interests in the Balanced, Growth & Income, Index 500, International Equity, Small Company Growth, Bond, Intermediate Bond, U.S. Income, Michigan Bond, Tax-Free Bond, Tax-Free Intermediate Bond, Cash Investment, Tax-Free Money Market and U.S. Treasury Money Market Funds. The shares of each Fund (other than the Cash Investment Fund, Tax-Free Money Market Fund and U.S. Treasury Money Market Fund) are offered in five separate classes: Class A, Class B, Class C, Class K and Class Y Shares. The Cash Investment Fund, Tax-Free Money Market Fund and U.S. Treasury Money Market Fund offer only Class A Shares, Class K Shares and Class Y Shares. Pursuant to the authority of Framlington's Declaration of Trust, the Trustees have authorized the issuance of an unlimited number of shares of beneficial interest in Framlington representing interests in the International Growth Fund, Emerging Markets Fund, Global Financial Services Fund and Healthcare Fund. The shares of each Fund are offered in five separate classes: Class A, Class B, Class C, Class K and Class Y Shares. Pursuant to the authority of the Company's Articles of Incorporation, the Directors have authorized the issuance of shares of common stock representing interests in the Equity Selection Fund, Growth Opportunities Fund, Micro-Cap Fund, Multi-Season Fund, Real Estate Fund, Small-Cap Value Fund, Value Fund, International Bond Fund, Money Market Fund, All-Season Conservative Fund, All-Season Moderate Fund, All-Season Aggressive Fund, Financial Services Fund, Short Term Treasury Fund and NetNet Fund. The shares of each Fund (other than the Money Market Fund, All-Season Conservative Fund, All-Season Moderate Fund, All-Season Aggressive Fund, Financial Services Fund, Short Term Treasury Fund and the NetNet Fund) are offered in five separate classes:
Class A, Class B, Class C, Class K and Class Y Shares. The Money Market Fund offers only Class A, Class B and Class C Shares (which may be acquired only through an exchange of shares from the corresponding classes of other funds of the Trust, Framlington and the Company) and Class Y Shares. The All-Season Conservative Fund, All-Season Moderate Fund and All-Season Aggressive Fund offer only Class A, Class B and Class Y Shares. The Short Term Treasury Fund offers Class Y Shares and the Michigan Municipal Shares (formerly, Class K Shares). The NetNet Fund offers only Class A, Class B, Class C and Class Y Shares.

     The Boards of the Trust, the Company and Framlington have adopted plans pursuant to Rule 18f-3 under the 1940 Act ("Multi-Class Plans") on behalf of each Fund. Each Multi-Class Plan provides that shares of each class of a Fund are identical, except for one or more expense variables, certain related rights, exchange privileges, class designation and sales loads assessed due to differing distribution methods.

     In the event of a liquidation or dissolution of the Trust, Framlington or the Company or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative net asset values of the Trust's, Framlington's or the Company's respective Funds, of any general assets not belonging to any particular Fund which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved on liquidation, based on the number of shares of the Fund that are held by each shareholder.

     Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by class on all matters, except that only Class A Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's Class A Plan, only Class B Shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's Class B Plan, only Class C Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's Class C Plan, and only Class K Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Class K Plan. Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by the Trust, Framlington or the Company, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Boards of Directors/Trustees. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust, Framlington or the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter, (i) unless it is clear that the interests of each Fund in the matter are substantially identical or (ii) that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement, sub-advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of the appointment of independent auditors, the approval of principal underwriting contracts and the election of trustees may be effectively acted upon by shareholders of the Trust, Framlington or the Company voting together in the aggregate without regard to a particular Fund.

     Shares of each of the Trust, Framlington and the Company have noncumulative voting rights and, accordingly, the holders of more than 50% of each of the Trust's, Framlington's and the Company's outstanding shares (irrespective of class) may elect all of the trustees or directors. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in the applicable Prospectus, shares will be fully paid and non-assessable by each of the Trust, Framlington and the Company.

     Annual shareholder meetings to elect trustees or directors will not be held unless and until such time as required by law. At that time, the trustees then in office will call a shareholders' meeting to elect trustees. Except as set forth above, the trustees will continue to hold office and may appoint successor trustees. Meetings of the shareholders of the Trust, Framlington or the Company shall be called by the trustees or directors upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

     The Trust's and Framlington's Declaration of Trust, as amended, each authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to: (i) sell and convey the assets belonging to a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance;
(ii) sell and convert the assets belonging to one or more classes of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (iii) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class to be redeemed or converted into shares of another class of shares at their net asset value. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act. The Trust's and Framlington's Board of Trustees may authorize the termination of any class of shares after the assets belonging to such class have been distributed to its shareholders.

                                 MISCELLANEOUS

     COUNSEL. The law firm of Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, DC 20006, has passed upon certain legal matters in connection with the shares offered by the Funds and serves as counsel to the Trust, Framlington and the Company.

     INDEPENDENT AUDITORS. Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116, serves as the Trust's, Framlington's and the Company's independent auditors.

     CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES. As of October 1, 1998, Comerica Bank, One Detroit Center, 500 Woodward Ave., Detroit, Michigan 48226, held of record substantially all of the outstanding shares of the Funds as agent, custodian or trustee for its customers. As of such date, the following persons were beneficial owners of 5% or more of the outstanding shares of a Fund because they possessed voting or investment power with respect to such shares:



                                                                                                         Percent of
                                                                                                       Total Shares
Name of Fund - Class                          Name and Address                                          Outstanding
--------------------                          ----------------                                          -----------
Balanced Fund - Y                             Vishay Employees Savings Plus Plan                            23.369%
                                              c/o Comerica Bank
                                              One Detroit Center
                                              500 Woodward Avenue
                                              Detroit, MI  48226

                                              Spicer Axle Savings Plan                                      13.496%
                                              2100 West State Boulevard
                                              Fort Wayne, IN  46808

                                              Perfection Bakeries 401(k) Plan                                8.377%
                                              c/o Comerica Bank
                                              One Detroit Center
                                              500 Woodward Avenue
                                              Detroit, MI  48226

                                              Ferco 401(k) Plan                                              7.779%
                                              c/o Comerica Bank
                                              One Detroit Center
                                              500 Woodward Avenue
                                              Detroit, MI  48226

Growth & Income Fund - Y                      Detrex Corp. Employees Retirement Plan                         5.581%
                                              Attn:  Gerald Israel
                                              24901 Northwestern Suite 500
                                              Southfield, MI  48075

Index 500 Fund - Y                            Vishay Employees Savings Plus Plan                             9.702%
                                              c/o Comerica Bank
                                              One Detroit Center
                                              500 Woodward Avenue
                                              Detroit, MI  48226

International Equity Fund - Y                 Herrick Foundation                                            12.296%
                                              100 East Patterson Street
                                              Tecumseh, MI  49286

Cash Investment Fund - Y                      Investors Fiduciary Trust Co. TTEE                             7.790%
                                              FBO Various Retirement Plans (UPI)
                                              801 Pennsylvania
                                              Kansas City, MO 64105


                                                                                                         Percent of
                                                                                                       Total Shares
Name of Fund - Class                          Name and Address                                          Outstanding
--------------------                          ----------------                                          -----------
Michigan Bond Fund - Y                        James P. Vondale                                               6.234%
                                              Carol L. Vondale JTWROS
                                              1735 Sunburst
                                              Troy,  MI 48098

                                              Mary E. Smith TTEE Mary E. Smith Trust                         8.074%
                                              15051 U.S. 12 Highway
                                              Brooklyn, MI  49230

                                              Albert Jones TTEE Phillip Jones                               18.598%
                                              Irrevocable Trust
                                              1701 Shadford Road
                                              Ann Arbor, MI  48104

Intermediate Bond Fund - Y                    Wayne State University                                        10.765%
                                              5700 Cass Avenue
                                              Detroit, MI  48226

Tax-Free Bond Fund - Y                        P.F. Hurst T/W FBO Anthony Hurst                               8.580%
                                              Rehmann Robson Company
                                              105 East Michigan
                                              Jackson, MI 49201

                                              P.F. Hurst T/W FBO Ronald Hurst                                8.504%
                                              Rehmann Robson Company
                                              105 East Michigan
                                              Jackson, MI 49201

                                              P.F. Hurst T/A FBO Anthony Hurst                               9.080%
                                              Rehmann Robson Company
                                              105 East Michigan
                                              Jackson, MI 49201

                                              P.F. Hurst T/A FBO Ronald Hurst                                9.234%
                                              Rehmann Robson Company
                                              105 East Michigan
                                              Jackson, MI 49201

                                              Dorcas I. Gatley Irrevocable Trust                             6.471%
                                              n/o Sherry Ward
                                              132 San Mateo Road
                                              Half Moon Bay, CA 94019

                                              Rufus W. Clark Family Testamentary Tst.                       14.705%
                                              P.O. Box 691
                                              Wauna, WA 98395


                                                                                                         Percent of
                                                                                                       Total Shares
Name of Fund - Class                          Name and Address                                          Outstanding
--------------------                          ----------------                                          -----------
Tax-Free Intermediate Bond Fund - Y           Josephine Ford Employees Deferred Comp.                        6.829%
                                              Bodman, Longley & Dahling
                                              Attn:  David P. Larsen
                                              100 Renaissance Center 34th Floor
                                              Detroit, MI  48243

                                              Leonard G. Miller Trust                                        6.899%
                                              5325 Elmgate Bay
                                              Orchard Lake, MI  48324

Money Market Fund - Y                         Koch Industries, Inc.                                          5.340%
                                              c/o Wilshire Asset Management
                                              1249 Ocean Avenue Suite 700
                                              Santa Monica, CA  90401

                                              Charles G. Koch                                                5.116%
                                              Attn:  Ruth Williams
                                              4111 East 37th Street North
                                              Wichita, KS  67220

Tax-Free Money Market Fund - Y                Toni Wisne-Young Revocable Trust                              23.414%
                                              c/o Comerica Bank
                                              One Detroit Center
                                              500 Woodward Avenue
                                              Detroit, MI  48226

                                              George Rieveschl, Jr. Trust                                   11.641%
                                              c/o Paul Trigg
                                              Dykema, Gossett, Spencer et al
                                              400 Renaissance Center
                                              35th Floor
                                              Detroit, MI  48243

                                              Bruce Rockwell TUA                                             5.290%
                                              364 Chalfonte
                                              Grosse Pointe Farms, MI  48236

                                              James A. Knight P/A                                            7.035%
                                              P.O. Box 1089
                                              Jackson, MI  49204

U.S. Treasury Money Market Fund - Y           Pompano Beach Police & Fire                                    7.946%
                                              Retirement System
                                              Deputy Administrator
                                              351 South Cypress Road
                                              Suite 407
                                              Pompano Beach, FL  22222


                                                                                                         Percent of
                                                                                                       Total Shares
Name of Fund - Class                          Name and Address                                          Outstanding
--------------------                          ----------------                                          -----------
                                              Canadian Imperial Bank                                         7.805%
                                              909 Fannin Street
                                              Suite 1200
                                              Houston, TX  77010

                                              Texas Political Sub Jt. Ins Fund                              15.055%
                                              12720 Hillcrest, Suite 1010
                                              Dallas, TX  75230

                                              Texas Political Sub Prop/Cas                                  10.949%
                                              12720 Hillcrest, Suite 1010
                                              Dallas, TX  75230

Micro-Cap Fund - Y                            Old Kent Bank on behalf of its clients                         7.773%
                                              Attn:  Mutual Funds Specialist
                                              4420 44th Street Suite A
                                              Kentwood, MI  49512

International Growth Fund - Y                 Interstate/Johnson & Lane on behalf of its                     5.290%
                                              clients
                                              Interstate Tower
                                              P.O. Box 1220
                                              Charlotte, NC 28201-1220

NetNet Fund - Y                               Stanley Pottinger Exempt Trust                                 5.826%
                                              49 Twin Lakes Road
                                              South Salem, NY  10590

Cash Investment Fund - A                      National Financial Services for the                           70.201%
                                              exclusive benefit of its customers
                                              P.O. Box 3908 Church Street Station
                                              New York, NY  10008-3908

                                              J.C. Bradford & Co. for the exclusive                          6.500%
                                              benefit of its customers
                                              330 Commerce Street
                                              Nashville, TN  37201-1809

                                              Donaldson Lufkin & Jenrette                                    6.476%
                                              Securities for the exclusive benefit of its
                                              customers
                                              P.O. Box 2052
                                              Jersey City, NJ  07303

Tax-Free Money Market Fund - A                National Financial Services for the                           97.300%
                                              exclusive benefit of its customers
                                              P.O. Box 3908 Church Street Station
                                              New York, NY  10008-3908


                                                                                                         Percent of
                                                                                                       Total Shares
Name of Fund - Class                          Name and Address                                          Outstanding
--------------------                          ----------------                                          -----------
U.S. Treasury Money Market Fund - A           National Financial Services for the                           99.367%
                                              exclusive benefit of its customers
                                              P.O. Box 3908 Church Street Station
                                              New York, NY  10008-3908

Balanced Fund - A                             Wilson Reichardt & Lobert MPP                                 12.549%
                                              18853 North Fruitport Road
                                              Spring Lake, MI  49456

Small Company Growth Fund - A                 MLPF&S for the sole benefit of its                            26.710%
                                              customers
                                              4800 Deer Lake Drive East 3rd Floor
                                              Jacksonville, FL 32246-6484

                                              Wheat First Securities, Inc. for the exclusive                 7.560%
                                              benefit of its customers
                                              2950 Prairie Street SW
                                              Grandville, MI  49418-2072

Index 500 Fund - A                            MLPF&S for the sole benefit of its                            47.212%
                                              customers
                                              4800 Deer Lake Drive East 3rd Floor
                                              Jacksonville, FL 32246-6484

International Equity Fund - A                 MLPF&S for the sole benefit of its                            29.941%
                                              customers
                                              4800 Deer Lake Drive East 3rd Floor
                                              Jacksonville, FL 32246-6484

                                              Main Street Trust Company for the benefit                     15.589%
                                              of its clients
                                              1 Ellsworth Street
                                              Martinsville, VA 24112-2811

Intermediate Bond Fund - A                    MLPF&S for the sole benefit of its                             8.642%
                                              customers
                                              4800 Deer Lake Drive East 3rd Floor
                                              Jacksonville, FL 32246-6484

                                              Resources Trust Company                                        6.935%
                                              P.O. Box 3865
                                              Englewood, CO 80155

Bond Fund - A                                 National Financial Services for the                           20.802%
                                              exclusive benefit of its customers
                                              P.O. Box 3908 Church Street Station
                                              New York, NY  10008-3908


                                                                                                         Percent of
                                                                                                       Total Shares
Name of Fund - Class                          Name and Address                                          Outstanding
--------------------                          ----------------                                          -----------
                                              Roney & Co. for the benefit of its clients                     6.148%
                                              P.O. Box 50566
                                              Kalamazoo, MI 49005-0566

Tax-Free Intermediate Bond Fund - A           Irma F. Giffels TTEE                                          25.473%
                                              Irma F. Giffels Trust
                                              P.O. Box 66734
                                              St. Louis, MO 63166

                                              MLPF&S for the sole benefit of its                            17.465%
                                              customers
                                              4800 Deer Lake Drive East 3rd Floor
                                              Jacksonville, FL 32246-6484

                                              National Financial Services for the                            5.073%
                                              exclusive benefit of its customers
                                              P.O. Box 3908 Church Street Station
                                              New York, NY  10008-3908

Balanced Fund - A                             Trans-Industries Inc.                                         20.897%
                                              Employees 401(k) Profit Sharing
                                              Plan & Trust
                                              2637 South Adams Road
                                              Rochester Hills, MI 48309

                                              Donaldson Lufkin & Jenrette                                   12.550%
                                              Securities for the exclusive benefit of its
                                              customers
                                              P.O. Box 2052
                                              Jersey City, NJ  07303

                                              MLPF&S for the sole benefit of its                            12.278%
                                              customers
                                              4800 Deer Lake Drive East 3rd Floor
                                              Jacksonville, FL 32246-6484

                                              Investors Fiduciary Trust Co. TTEE                             7.903%
                                              FBO Regan Productions Inc. 401(k)
                                              801 Pennsylvania Avenue
                                              Kansas City, MO  64105

                                              National Financial Services for the                            6.227%
                                              exclusive benefit of its customers
                                              P.O. Box 3908 Church Street Station
                                              New York, NY  10008-3908

Michigan Bond Fund - A                        National Financial Services for the                           62.804%
                                              exclusive benefit of its customers
                                              P.O. Box 3908 Church Street Station
                                              New York, NY  10008-3908


                                                                                                         Percent of
                                                                                                       Total Shares
Name of Fund - Class                          Name and Address                                          Outstanding
--------------------                          ----------------                                          -----------
                                              MLPF&S for the sole benefit of its                            10.472%
                                              customers
                                              4800 Deer Lake Drive East 3rd Floor
                                              Jacksonville, FL 32246-6484

Tax-Free Bond Fund - A                        MLPF&S for the sole benefit of its                            21.124%
                                              customers
                                              4800 Deer Lake Drive East 3rd Floor
                                              Jacksonville, FL 32246-6484

                                              Miaz & Co.                                                    21.076%
                                              Attn Mutual Funds Dept.
                                              1000 North Water Street 14th Floor
                                              Milwaukee, WI  53202

                                              Paine Webber for the benefit of its clients                    6.592%
                                              19110 Devonshire
                                              Birmingham, MI  48025-3946

Growth & Income Fund - A                      MLPF&S for the sole benefit of its                            28.773%
                                              customers
                                              4800 Deer Lake Drive East 3rd Floor
                                              Jacksonville, FL 32246-6484

U.S. Income Fund - A                          Resources Trust Company                                       16.573%
                                              P.O. Box 3865
                                              Englewood, CO  80155

                                              Eamco                                                         11.939%
                                              c/o Riggs Bank NA
                                              Mutual Funds Desk
                                              P.O. Box 96211
                                              Washington, DC  20090-6211

                                              National Financial Services for the                            7.975%
                                              exclusive benefit of its customers
                                              P.O. Box 3908 Church Street Station
                                              New York, NY  10008-3908

                                              MLPF&S for the sole benefit of its                             7.455%
                                              customers
                                              4800 Deer Lake Drive East 3rd Floor
                                              Jacksonville, FL 32246-6484

                                              Roney & Co. for the benefit of its clients                     6.569%
                                              46 Warner
                                              Grosse Pointe Farms, MI  48236


                                                                                                         Percent of
                                                                                                       Total Shares
Name of Fund - Class                          Name and Address                                          Outstanding
--------------------                          ----------------                                          -----------
Multi-Season Growth Fund - A                  MLPF&S for the sole benefit of its                            26.896%
                                              customers
                                              4800 Deer Lake Drive East 3rd Floor
                                              Jacksonville, FL 32246-6484

Real Estate Fund - A                          Katina E. Dart                                                24.705%
                                              P.O. Box 914
                                              Okemos, MI  48805-0914

                                              MLPF&S for the sole benefit of its                            23.550%
                                              customers
                                              4800 Deer Lake Drive East 3rd Floor
                                              Jacksonville, FL 32246-6484

Money Market Fund - A                         Credit Suisse First Boston Corp.                              16.100%
                                              11 Madison Ave. 4th Floor
                                              New York, NY   10010

                                              HC Fund Limited Partnership                                    8.164%
                                              1300 West Belmont Ave Ste 209
                                              Chicago, IL  60657-3240

Money Market Fund - A                         Appel Equity Group LTD PA                                      7.544%
                                              150 Great Neck Road #301
                                              Great Neck, NY  11021

                                              Halpern-Crane Partnership                                      7.477%
                                              1300 West Belmont
                                              Suite 209
                                              Chicago, IL  60657

Value Fund - A                                MLPF&S for the sole benefit of its                            20.411%
                                              customers
                                              4800 Deer Lake Drive East 3rd Floor
                                              Jacksonville, FL 32246-6484

Intetnational Bond Fund - A                   Delaware Charter GTEE & Trust Co.                              63.21%
                                              FBO B. Marlo Dirks IRA
                                              c/o George K. Baum & Company
                                              120 West 12th Street
                                              Kansas City, MO  64105

                                              Raymond James & Assoc.                                        32.633%
                                              Benjamin A. Heskett IRA
                                              550 Hartford Street
                                              Worthington, OH  43085


                                                                                                         Percent of
                                                                                                       Total Shares
Name of Fund - Class                          Name and Address                                          Outstanding
--------------------                          ----------------                                          -----------
NetNet Fund - A                               MLPF&S for the sole benefit of its                            15.328%
                                              customers
                                              4800 Deer Lake Drive East 3rd Floor
                                              Jacksonville, FL 32246-6484

Micro-Cap Fund - A                            MLPF&S for the sole benefit of its                            26.820%
                                              customers
                                              4800 Deer Lake Drive East 3rd Floor
                                              Jacksonville, FL 32246-6484

                                              National Financial Services for the                            9.920%
                                              exclusive benefit of its customers
                                              P.O. Box 3908 Church Street Station
                                              New York, NY  10008-3908

Small-Cap Value Fund - A                      MLPF&S for the sole benefit of its                            20.263%
                                              customers
                                              4800 Deer Lake Drive East 3rd Floor
                                              Jacksonville, FL 32246-6484

                                              McDonald & Co. Securities for benefit of                      10.033%
                                              its clients
                                              260 Brown Street
                                              Birmingham, MI  48009

International Growth Fund - A                 Painewebber for the benefit of                                13.212%
                                              RDM Holding LTD
                                              350 Woodward
                                              Suite 100
                                              Birmingham, MI  48009

                                              Trans-Industries, Inc.                                        11.034%
                                              Employees 401(k) Profit Sharing
                                              Plan & Trust
                                              2637 South Adams Road
                                              Rochester Hills, MI  48309

                                              Resources Trust Company                                        7.393%
                                              P.O. Box 3865
                                              Englewood, CO  80155

Emerging Markets Fund - A                     Painewebber for the benefit of                                22.099%
                                              RDM Holding LTD
                                              350 Woodward
                                              Suite 100
                                              Birmingham, MI  48009


                                                                                                         Percent of
                                                                                                       Total Shares
Name of Fund - Class                          Name and Address                                          Outstanding
--------------------                          ----------------                                          -----------
                                              Delaware Charter GTEE & Trust Co.                             10.621%
                                              FBO B. Marlo Dirks Ira
                                              c/o George K. Baum & Company
                                              120 West 12th Street
                                              Kansas City, MO  64105

                                              T.M.F. LTD Partnership I/A/A                                   5.700%
                                              P.O. Box 554
                                              Northville, MI  48167

Healthcare Fund - A                           MLPF&S for the sole benefit of its                            65.992%
                                              customers
                                              4800 Deer Lake Drive East 3rd Floor
                                              Jacksonville, FL 32246-6484

Small Company Growth Fund - B                 MLPF&S for the sole benefit of its                            71.387%
                                              customers
                                              4800 Deer Lake Drive East 3rd Floor
                                              Jacksonville, FL 32246-6484

Index 500 Fund - B                            MLPF&S for the sole benefit of its                            55.951%
                                              customers
                                              4800 Deer Lake Drive East 3rd Floor
                                              Jacksonville, FL 32246-6484

International Equity Fund - B                 MLPF&S for the sole benefit of its                            64.985%
                                              customers
                                              4800 Deer Lake Drive East 3rd Floor
                                              Jacksonville, FL 32246-6484

                                              Susan Deseranno TTEE                                           5.001%
                                              Susan Deseranno Trust
                                              UAD 10/13/93
                                              1063 Hawthorne Road
                                              Grosse Pointe Woods, MI  48236

Intermediate Bond Fund - B                    MLPF&S for the sole benefit of its                            68.310%
                                              customers
                                              4800 Deer Lake Drive East 3rd Floor
                                              Jacksonville, FL 32246-6484

                                              National Financial Services for the                            5.623%
                                              exclusive benefit of its customers
                                              P.O. Box 3908 Church Street Station
                                              New York, NY  10008-3908

Bond Fund - B                                 MLPF&S for the sole benefit of its                            65.235%
                                              customers
                                              4800 Deer Lake Drive East 3rd Floor
                                              Jacksonville, FL 32246-6484


                                                                                                         Percent of
                                                                                                       Total Shares
Name of Fund - Class                          Name and Address                                          Outstanding
--------------------                          ----------------                                          -----------
                                              Prudential Securities FBO                                     14.500%
                                              Mr. William Holway
                                              c/o Spike Trading
                                              30 South Wacker Drive
                                              Suite 1008
                                              Chicago, IL  60606

                                              State Street Bank & Trust CUST                                 7.114%
                                              FBO Fredric Shotz IRA Rollover
                                              798 Mere Point Road
                                              Brunswick, ME 04011

                                              Painewebber for the benefit of                                 5.225%
                                              Verla M. Holmes
                                              979 Moorings Drive
                                              Colorado Springs, CO  80906

Tax-Free Intermediate Bond Fund - B           MLPF&S for the sole benefit of its                            97.731%
                                              customers
                                              4800 Deer Lake Drive East 3rd Floor
                                              Jacksonville, FL 32246-6484

Balanced Fund - B                             MLPF&S for the sole benefit of its                            66.344%
                                              customers
                                              4800 Deer Lake Drive East 3rd Floor
                                              Jacksonville, FL 32246-6484

Michigan Bond Fund - B                        National Financial Services for the                           63.719%
                                              exclusive benefit of its customers
                                              P.O. Box 3908 Church Street Station
                                              New York, NY  10008-3908

                                              Wexford Clearing Services Corp. FBO                            8.222%
                                              Jeanne Brown TTEE
                                              Jeanne M. Brown Rev. Trust
                                              UAD 12/8/86
                                              210 Artesian Street
                                              Harbor Springs, MI  49740

                                              MLPF&S for the sole benefit of its                             7.012%
                                              customers
                                              4800 Deer Lake Drive East 3rd Floor
                                              Jacksonville, FL 32246-6484

Tax-Free Bond Fund - B                        MLPF&S for the sole benefit of its                            94.944%
                                              customers
                                              4800 Deer Lake Drive East 3rd Floor
                                              Jacksonville, FL 32246-6484


                                                                                                         Percent of
                                                                                                       Total Shares
Name of Fund - Class                          Name and Address                                          Outstanding
--------------------                          ----------------                                          -----------
Growth & Income Fund - B                      MLPF&S for the sole benefit of its                            52.079%
                                              customers
                                              4800 Deer Lake Drive East 3rd Floor
                                              Jacksonville, FL 32246-6484

U.S. Income Fund - B                          MLPF&S for the sole benefit of its                            91.727%
                                              customers
                                              4800 Deer Lake Drive East 3rd Floor
                                              Jacksonville, FL 32246-6484

Multi-Season Growth Fund - B                  MLPF&S for the sole benefit of its                            57.405%
                                              customers
                                              4800 Deer Lake Drive East 3rd Floor
                                              Jacksonville, FL 32246-6484

Real Estate Fund - B                          MLPF&S for the sole benefit of its                            64.421%
                                              customers
                                              4800 Deer Lake Drive East 3rd Floor
                                              Jacksonville, FL 32246-6484


                                                                                                         Percent of
                                                                                                       Total Shares
Name of Fund - Class                          Name and Address                                          Outstanding
--------------------                          ----------------                                          -----------
Money Market Fund - B                         Fred Kavli                                                    11.191%
                                              14501 East Los Angeles Avenue
                                              Moorpark, CA  93021

                                              National Financial Services for the                           10.622%
                                              exclusive benefit of its customers
                                              P.O. Box 3908 Church Street Station
                                              New York, NY  10008-3908

                                              State Street Bank & Trust CUST                                 6.957%
                                              FBO Donald Soenon IRA
                                              46040 Ann Arbor Trail
                                              Plymouth, MI  48071

Value Fund - B                                MLPF&S for the sole benefit of its                            66.107%
                                              customers
                                              4800 Deer Lake Drive East 3rd Floor
                                              Jacksonville, FL 32246-6484

International Bond Fund - B                   MLPF&S for the sole benefit of its                            95.662%
                                              customers
                                              4800 Deer Lake Drive East 3rd Floor
                                              Jacksonville, FL 32246-6484

NetNet Fund - B                               MLPF&S for the sole benefit of its                            40.214%
                                              customers
                                              4800 Deer Lake Drive East 3rd Floor
                                              Jacksonville, FL 32246-6484

Micro-Cap Fund - B                            MLPF&S for the sole benefit of its                            51.639%
                                              customers
                                              4800 Deer Lake Drive East 3rd Floor
                                              Jacksonville, FL 32246-6484

Small-Cap Value Fund - B                      MLPF&S for the sole benefit of its                            59.573%
                                              customers
                                              4800 Deer Lake Drive East 3rd Floor
                                              Jacksonville, FL 32246-6484

International Growth Fund - B                 Wexford Clearing Services Corp. FBO                           33.282%
                                              County Employees Annuity TTEE
                                              Benefit Fund #3
                                              c/o CTC Illinois Trust Co.
                                              Attn:  Sonny Panaligan
                                              Chicago, IL  60606-6905

                                              MLPF&S for the sole benefit of its                            17.620%
                                              customers
                                              4800 Deer Lake Drive East 3rd Floor
                                              Jacksonville, FL 32246-6484

                                                                                                         Percent of
                                                                                                       Total Shares
Name of Fund - Class                          Name and Address                                          Outstanding
--------------------                          ----------------                                          -----------
International Growth Fund - B                 Delores L. Judler                                              6.822%
                                              2711 Golfview Drive Apt. 206
                                              Troy, MI  48084

Emerging Markets Fund - B                     Wexford Clearing Services Corp. FBO                           57.275%
                                              County Employees Annuity TTEE
                                              Benefit Fund #3
                                              c/o CTC Illinois Trust Co.
                                              Attn:  Sonny Panaligan
                                              Chicago, IL  60606-6905

                                              MLPF&S for the sole benefit of its                            30.056%
                                              customers
                                              4800 Deer Lake Drive East 3rd Floor
                                              Jacksonville, FL 32246-6484

Healthcare Fund - B                           MLPF&S for the sole benefit of its                            42.419%
                                              customers
                                              4800 Deer Lake Drive East 3rd Floor
                                              Jacksonville, FL 32246-6484

                                              Wexford Clearing Services Corp. FBO                            5.949%
                                              County Employees Annuity TTEE
                                              Benefit Fund #3
                                              c/o CTC Illinois Trust Co.
                                              Attn:  Sonny Panaligan
                                              Chicago, IL  60606-6905

                                              National Financial Services                                    5.427%
                                              for the exclusive benefit of
                                              its customers
                                              P.O. Box 3908 Church Street Station
                                              New York, NY  10008-3908

Small Company Growth Fund - C                 MLPF&S for the sole benefit of its                            77.811%
                                              customers
                                              4800 Deer Lake Drive East 3rd Floor
                                              Jacksonville, FL 32246-6484

International Equity Fund - C                 MLPF&S for the sole benefit of its                            94.613%
                                              customers
                                              4800 Deer Lake Drive East 3rd Floor
                                              Jacksonville, FL 32246-6484

Intermediate Bond Fund - C                    MLPF&S for the sole benefit of its                            74.512%
                                              customers
                                              4800 Deer Lake Drive East 3rd Floor
                                              Jacksonville, FL 32246-6484

                                                                                                         Percent of
                                                                                                       Total Shares
Name of Fund - Class                          Name and Address                                          Outstanding
--------------------                          ----------------                                          -----------
Intermediate Bond Fund - Class C              First of Michigan Corp. CUST                                  14.127%
                                              FBO Laurence C. Hanna IRA Rollover
                                              7611 Oliver
                                              Whitmore Lake, MI  48189

                                              Frank E. Prahl                                                11.355%
                                              Box 53 Lakeview Road
                                              Gays, IL  61928

Bond Fund - C                                 MLPF&S for the sole benefit of its                            97.575%
                                              customers
                                              4800 Deer Lake Drive East 3rd Floor
                                              Jacksonville, FL 32246-6484

Tax-Free Intermediate Bond Fund - C           Eugene R. Daniels &                                           96.870%
                                              Cay Carol Daniels JTWROS
                                              121 North Plum
                                              Paxton, IL  60957

Balanced Fund - C                             MLPF&S for the sole benefit of its                            78.392%
                                              customers
                                              4800 Deer Lake Drive East 3rd Floor
                                              Jacksonville, FL 32246-6484

                                              National Financial Services                                   15.217%
                                              for the exclusive benefit of
                                              its customers
                                              P.O. Box 3908 Church Street Station
                                              New York, NY  10008-3908

Michigan Bond Fund - C                        Donaldson Lufkin Jenrette                                     67.787%
                                              Securities Corporation Inc.
                                              P.O. Box 2052
                                              Jersey City, NJ  07303

                                              MLPF&S for the sole benefit of its                            32.210%
                                              customers
                                              4800 Deer Lake Drive East 3rd Floor
                                              Jacksonville, FL 32246-6484

Tax-Free Bond Fund - C                        MLPF&S for the sole benefit of its                            99.977%
                                              customers
                                              4800 Deer Lake Drive East 3rd Floor
                                              Jacksonville, FL 32246-6484

Growth & Income Fund - C                      MLPF&S for the sole benefit of its                            61.340%
                                              customers
                                              4800 Deer Lake Drive East 3rd Floor
                                              Jacksonville, FL 32246-6484

                                                                                                         Percent of
                                                                                                       Total Shares
Name of Fund - Class                          Name and Address                                          Outstanding
--------------------                          ----------------                                          -----------
Growth & Income Fund - C                      Prudential Securities Inc. FBO                                 9.758%
                                              Joseph Albert Mueller
                                              IRA DTD 1/30/84
                                              42723 Lulniu Lane
                                              Oakhurst, CA  93644

                                              Prudential Securities Inc. FBO                                 9.758%
                                              Joseph A. Mueller
                                              Heather A. Mueller JTTEN
                                              42723 Lulniu Lane
                                              Oakhurst, CA  93644

                                              Marian C. Sherman                                              5.481%
                                              8469 Ridge Road
                                              East Jordan, MI  49727

U.S. Income Fund - C                          MLPF&S for the sole benefit of its                            58.345%
                                              customers
                                              4800 Deer Lake Drive East 3rd Floor
                                              Jacksonville, FL 32246-6484

                                              Prudential Securities Inc. FBO                                11.706%
                                              Charles A. Gill DDS PA
                                              Self Employed SEP DTD 6/24/87
                                              1200 East Robinson Street
                                              Orlando, FL 32801

                                              Prudential Securities Inc. FBO                                 8.823%
                                              Mr. Thomas A. Kazeck
                                              IRA DTD 10/15/97
                                              1731 Pinetree Road
                                              Winter Park, FL 32789

                                              Prudential Securities Inc. FBO                                 6.765%
                                              Ruth Kazeck Cust
                                              Elizabeth Ashley Kazeck
                                              UNIF Trans Min Act FL
                                              1731 Pinetree Road
                                              Winter Park, FL 32789

                                              Prudential Securities Inc. FBO                                 6.765%
                                              Thomas Kazeck Cust
                                              Andrew Kazeck
                                              UNIF Trans Min Act FL
                                              1731 Pinetree Road
                                              Winter Park, FL 32789

                                                                                                         Percent of
                                                                                                       Total Shares
Name of Fund - Class                          Name and Address                                          Outstanding
--------------------                          ----------------                                          -----------
Multi-Season Growth Fund - C                  MLPF&S for the sole benefit of its                            91.369%
                                              customers
                                              4800 Deer Lake Drive East 3rd Floor
                                              Jacksonville, FL 32246-6484

Real Estate Fund - C                          MLPF&S for the sole benefit of its                            67.498%
                                              customers
                                              4800 Deer Lake Drive East 3rd Floor
                                              Jacksonville, FL 32246-6484

Money Market Fund - C                         Abner Sheffer                                                 18.230%
                                              7 Piccadilly Road
                                              Great Neck, NY  11023

                                              William Harold Newman                                         15.747%
                                              1205 Longleaf Drive
                                              Fayetteville, NC  28305

                                              State Street Bank & Trust CUST                                10.440%
                                              FBO Calvin Ackerman
                                              150 Great Neck Road # 301
                                              Great Neck, NY  11021

                                              Abe Rosenblatt                                                 8.336%
                                              19706 Waters Pond Lane Apt. 501
                                              Boca Raton, FL  33434

                                              Prudential Securities CUST
                                              Dr. David Nibouar IRA DTD 3/18/97
                                              685 Pennsgrove Road
                                              Lincoln University, PA  19352

                                              Douglas Green                                                  6.363%
                                              P.O. Box 527
                                              Pleasant Hills, OR  97455

                                              Dr. Stuart S. Burnstein TTEE                                   5.980%
                                              Stuart S. Burnsteiin MD
                                              MPP/PS Plan DTD 1/1/96
                                              932 Old Hickory Road
                                              Pittsburgh, PA  15243

                                              Dentistry For You                                              5.234%
                                              Forsthoefel & Young Inc.
                                              Pension Plan 1/1/95
                                              136 North Enterprise Street
                                              P.O. Box 650
                                              Celina, OH  45822

                                                                                                         Percent of
                                                                                                       Total Shares
Name of Fund - Class                          Name and Address                                          Outstanding
--------------------                          ----------------                                          -----------
Money Market Fund - C                         Frank Lee Pitcher DDS                                          5.079%
                                              Sandra S. Pitcher JTWROS
                                              7040 Navajo Tr. NE
                                              Bremerton, WA  98311

Value Fund - C                                MLPF&S for the sole benefit of its                            73.046%
                                              customers
                                              4800 Deer Lake Drive East 3rd Floor
                                              Jacksonville, FL 32246-6484

International Bond Fund - C                   State Street Bank & Trust CUST                                99.156%
                                              FBO Edward Moore IRA
                                              24812 12th Avenue South
                                              Des Moines, WA  98198

Small-Cap Value Fund - C                      MLPF&S for the sole benefit of its                            51.181%
                                              customers
                                              4800 Deer Lake Drive East 3rd Floor
                                              Jacksonville, FL 32246-6484

                                              Painewebber for the benefit of                                 7.932%
                                              Charles P. Huebner
                                              1285 Avenue of the Americas
                                              New York, NY  10019

International Growth Fund - C                 McDonald & Co. Securities Inc. FBO                            50.170%
                                              Grace Doreen Bull IRA Rollover
                                              2711 Ridgewood Court
                                              Bloomfield Hills, MI  48302

                                              MLPF&S for the sole benefit of its                            28.798%
                                              customers
                                              4800 Deer Lake Drive East 3rd Floor
                                              Jacksonville, FL 32246-6484

                                              Bryan Oreilly & Margaret Oreilly JTTEN                         5.562%
                                              7254 Overland Park
                                              West Chester, OH  45069

                                              Frank A. Ury APC Pension Plan                                  5.264%
                                              DTD 12/16/97
                                              P.O. Box 912
                                              Vallejo, CA  94590

Emerging Markets Fund - C                     MLPF&S for the sole benefit of its                            93.155%
                                              customers
                                              4800 Deer Lake Drive East 3rd Floor
                                              Jacksonville, FL 32246-6484

                                                                                                         Percent of
                                                                                                       Total Shares
Name of Fund - Class                          Name and Address                                          Outstanding
--------------------                          ----------------                                          -----------
Healthcare Fund - C                           MLPF&S for the sole benefit of its                            88.358%
                                              customers
                                              4800 Deer Lake Drive East 3rd Floor
                                              Jacksonville, FL 32246-6484


Balanced Fund - K                             Bill Knapp's Profit Sharing/                                  12.888%
                                              401(k) Control
                                              110 Knapp Drive
                                              Battle Creek, MI  49015

Micro-Cap Fund - K                            Paul W. O'Malley Irrevocable Trust                            10.708%
                                              QTIP Marital Trust Account B
                                              05600 Horton Creek Road
                                              Charlevoix, MI  49720

Real Estate Fund - K                          Bennett E. Bidwell IAA                                        19.120%
                                              626 Yarboro Drive
                                              Bloomfield Hills, MI  48304

                                              Harold Poling Trust IAA                                       29.585%
                                              Ford Motor - Fairlane Plaza North
                                              290 Town Center Dr. Suite 322
                                              Dearborn, MI  48126

                                              David & Nancy Katzman Stk. AC/IAA                             22.482%
                                              DeeKay enterprises
                                              400 galleria Ovvicentre Suite 400
                                              Southfield, MI  48034

International Bond Fund - K                   Trinity Endowment Trust                                       16.685%
                                              Reverend David Eberhard
                                              Historic Trinity Lutheran Church
                                              1345 Gratiot
                                              Detroit, MI  48207

                                              Lillman Dwarka SEP                                             7.962%
                                              232 Woodwind Drive
                                              Bloomfield Hills, MI 48304

                                              Robert C. Williams Irrevocable Trust                           5.225%
                                              4561 Motorway Drive
                                              Waterford, MI  48328

                                              Florence Uzelac Trust                                         10.542%
                                              21029 West Glenhaven Circle
                                              Northville, MI  48167

                                                                                                         Percent of
                                                                                                       Total Shares
Name of Fund - Class                          Name and Address                                          Outstanding
--------------------                          ----------------                                          -----------
International Bond - K                        Herbert I. Weinberg IRA Rollover                               6.220%
                                              7441 East Windrose Drive
                                              Scottsdale, AZ 85260

                                              Frank B. Walker, M.D. IRA Rollover                            43.033%
                                              14004 Harbor Place Drive
                                              St. Clair Shores, MI  48080

Healthcare Fund - K                           G. L. Faistenhammer IRA Rollover                              27.423%
                                              19314 Parke Lane
                                              Grosse Ile, MI  48138

                                              Hubert S. Smith, Jr. Trust                                    17.269%
                                              1236 West Center Avenue
                                              Essexville, MI  48732

                                              Hubert S. & Rita C. Smith Charitable                          10.386%
                                              Remainder Trust
                                              1236 West Center Avenue
                                              Essexville, MI  48732

                                              Moore Irrevocable Trust                                       23.424%
                                              FBO Diane Wilson
                                              4382 Hickory Wood Drive
                                              Okemos, MI  48864

                                              Laura V. Schimmel Revocable Trust                              6.982%
                                              RR #1 Box 220 Island 8
                                              Cedarville, MI  49719

International Growth Fund - K                 Frances B. Lee Trust                                           8.863%
                                              3500 West South Boulevard
                                              Rochester Hills, MI  48309

                                              Cathedral Investment Fund                                     20.059%
                                              Cathedral Church of St. Paul
                                              Attn:  Locksley Smith, Tsr.
                                              4800 Woodward Avenue
                                              Detroit, MI  48201

Short Term Treasury Fund - K                  Karl M. & Diane J. Steinmann IAA                              99.227%
                                              3 Park Avenue
                                              St. Clair, MI  48079

Cash Investment Fund - K                      Arbor Investments Property                                     9.251%
                                              Sam Valenti
                                              3331 West Big Beaver Road
                                              Troy, MI  48084

     As of September 30, 1998, Munder Capital Management, on behalf of their clients owned 89.620% of the Bond Fund Class Y shares, 42.064% of the Michigan Bond Fund Class Y shares, 22.982% of the Growth & Income Fund Class Y shares, 81.273% of the International Equity Fund Class Y shares, 60.483% of the Small Company Growth Fund Class Y shares, 66.343% of the Intermediate Bond Fund Class Y shares, 5.460% of the Tax-Free Bond Fund Class Y shares, 7.409% of the Real Estate Fund Class K shares, 97.635% of the Real Estate Fund Class A shares, 7.287% of the Multi-Season Growth Fund Class A shares, 70.317% of the Multi-Season Growth Fund Class Y shares, 27.760% of the Tax-Free Intermediate Bond Fund Class Y shares, 74.558% of the U.S. Income Fund Class Y shares, 31.488% of the Value Fund Class A shares, 15.841% of the Value Fund Class K shares, 92.389% of the Value Fund Class Y shares, 64.840% of the International Growth Fund Class A shares, 51.740% of the International Growth Fund Class K shares, 97.060% of the International Growth Fund Class Y shares, 67.710% of the Emerging Markets Fund Class Y shares, 95.710% of the Healthcare Fund Class Y shares, 99.110% of the Global Financial Services Fund Class Y shares, 75.710% of the Growth Opportunities Fund Class Y shares, 12.880% of the Micro-Cap Fund Class K shares, 87.900% of the Micro-Cap Fund Class Y shares, 59.850% of the NetNet Fund Class Y shares, 82.750% of the Small-Cap Value Fund Class Y shares, 63.25% of the International Bond Fund Class K shares, 99.630% of the International Bond Fund Class Y shares, 94.880% of the Short Term Treasury Fund Class Y shares and 100.000% of the Money Market Fund Class Y shares.

     SHAREHOLDER APPROVALS. As used in this Statement of Additional Information and in each Prospectus, a "majority of the outstanding shares" of a Fund or investment portfolio means the lesser of (a) 67% of the shares of the particular Fund or portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund or portfolio are present in person or by proxy, or (b) more than 50% of the outstanding shares of such Fund or portfolio.

                             REGISTRATION STATEMENT

     This Statement of Additional Information and each of the Fund's Prospectuses do not contain all the information included in the Fund's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

     Statements contained herein and in each of the Fund's Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in such instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Fund's registration statement, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

     The financial statements for the Trust, Framlington and the Company including the notes thereto, dated June 30, 1998 have been audited by Ernst & Young LLP and are incorporated by reference into this Statement of Additional Information from the Annual Reports of the Trust, Framlington and the Company dated as of June 30, 1998. The information under the caption "Financial Highlights" of the Funds for the period from commencement of operations through June 30, 1998, appearing in the related Prospectuses dated October 27, 1998 has been derived from the financial statements audited by Ernst & Young LLP except for periods ended prior to June 30, 1995 for the Multi-Season Fund and Money Market Fund, which have been derived from the financial statements audited by other independent auditors. Such financial statements and financial highlights are included or incorporated by reference herein in reliance upon their reports given upon the authority of such firms as experts in accounting and auditing.

                                   APPENDIX A
                                   ----------

                             - Rated Investments -
Corporate Bonds
---------------

     Excerpts from Moody's Investors Services, Inc. ("Moody's") description of its bond ratings:

     "Aaa":
          Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa":
          Bonds that are rated "Aa" are judged to be of high-quality by all standards. Together with the "Aaa" group they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

     "A":
          Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     "Baa":
          Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appears adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba":
          Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     "B":
          Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     "Caa":
          Bonds that are rated "Caa" are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

     Moody's applies numerical modifiers (1, 2 and 3) with respect to bonds rated "Aa" through "B". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

     Excerpts from Standard & Poor's Corporation ("S&P") description of its bond ratings:

     "AAA":
          Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     "AA":
          Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from "AAA" issues by a small degree.

     "A":
          Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     "BBB":
          Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     "BB", "B" and "CCC":
          Bonds rated "BB" and "B" are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. "BB" represents a lower degree of speculation than "B" and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     To provide more detailed indications of credit quality, the "AA" or "A" ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Commercial Paper
----------------

     The rating "Prime-1" is the highest commercial paper rating assigned by Moody's. These issues (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issues rated "Prime-2" (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of "Prime-1" rated issues, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Commercial paper ratings of S&P are current assessments of the likelihood of timely payment of debt having original maturities of no more than 365 days. Commercial paper rated "A-1" by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted "A-1+." Commercial paper rated "A-2" by S&P indicates that capacity for timely payment is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

                                   APPENDIX A

                             - Rated Investments -

Commercial Paper
----------------

     Rated commercial paper purchased by a Fund must have (at the time of purchase) the highest quality rating assigned to short-term debt securities or, if not rated, or rated by only one agency, are determined to be of comparative quality pursuant to guidelines approved by a Fund's Boards of Trustees and Directors. Highest quality ratings for commercial paper for Moody's and S&P are as follows:

     Moody's: The rating "Prime-1" is the highest commercial paper rating category assigned by Moody's. These issues (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

     S&P: Commercial paper ratings of S&P are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated in the "A-1" category by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted "A-1+".

                                   APPENDIX B

     As stated in the applicable Prospectuses, the Equity Funds, the Balanced Fund and the Bond Funds may enter into certain futures transactions and options for hedging purposes. Such transactions are described in this Appendix.

I. Interest Rate Futures Contracts
   -------------------------------

     Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

     The Funds presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

     Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until or at near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

     Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

     Interest rate futures contracts are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

     A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes, Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities, three-month United States Treasury Bills, and ninety-day commercial paper.

The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

     Example of Futures Contract Sale. The Funds would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security held by a particular Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury Bonds"). The adviser wishes to fix the current market value of the portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. The fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

     In that case, the five point loss in the market value of the portfolio security would be offset by the five point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

     The advisor could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

     If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

     Example of Futures Contract Purchase. The Funds would engage in an interest rate futures contract purchase when they are not fully invested in long-term bonds but wish to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds. A Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

     For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The advisor wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the advisor believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of
98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked on the books of the Fund or the Fund's sub-custodian for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5 point increase in the price that the Fund pays for the long-term bond would be offset by the 5 point gain realized by closing out the futures contract purchase.

     The advisor could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

     If, however, short-term rates remained above available long-term rated, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

II. Index Futures Contracts
    -----------------------

     General. A bond index assigns relative values of the bonds included in the index and the index fluctuates with changes in the market values of the bonds included. The Chicago Board of Trade has designed a futures contract based on the Bond Buyer Municipal Bond Index. This Index is composed of 40 term revenue and general obligation bonds and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature. The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market. Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily. The 40 prices then are averaged and multiplied by a coefficient. The coefficient is used to maintain the continuity of the Index when its composition changes.

     A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indices, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indices, such as the Standard & Poor's 100 or indices based on an industry or market segment, such as oil and gas stocks.

     Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

     A Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

     In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

     Examples of Stock Index Futures Transactions. The following are examples of transactions in stock index futures (net of commissions and premiums, if any).

                  ANTICIPATORY PURCHASE HEDGE: Buy the Future
               Hedge Objective: Protect Against Increasing Price

                  Portfolio                                            Futures
Anticipate buying $62,500 in Equity Securities            -Day Hedge is Placed-
                                                          Buying 1 Index Futures at 125
                                                          Value of Futures = $62,500/Contract

Buy Equity Securities with Actual Cost = $65,000          Day Hedge is Lifted-

Increase in Purchase Price = $2,500          Sell 1 Index Futures at 130
                                             Value of Futures = $65,000/Contract
                                             Gain on Futures = $2,500

                   HEDGING A STOCK PORTFOLIO: Sell the Future
                   Hedge Objective: Protect Against Declining
                             Value of the Portfolio

Factors:

Value of Stock Portfolio = $1,000,000
Value of Futures Contract - 125 X $500 =
$62,500 Portfolio Beta Relative to the Index = 1.0

                   Portfolio                                                 Futures
Anticipate Selling $1,000,000 in Equity Securities                - Day Hedge is Placed-
                                                                  Sell 16 Index Futures at 125
                                                                  Value of Futures = $1,000,000

Equity Securities - Own Stock                                     Day Hedge is Lifted-
with Value = $960,000                                             Buy 16 Index Futures at 120
Loss in Portfolio Value = $40,000                                 Value of Futures = $960,000
                                                                    Gain on Futures = $40,000

III. Margin Payments
     ---------------

     Unlike purchase or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund's sub-custodian in an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Advisor or Sub-Advisor may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

IV. Risks of Transactions in Futures Contracts
    ------------------------------------------

     There are several risks in connection with the use of futures by the Funds as hedging devices. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Advisor or Sub-Advisor. Conversely, the Funds may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Advisor or Sub-Advisor. It is also possible that, when the Fund had sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

     Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Funds will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

     In instances involving the purchase of futures contracts by the Funds, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's sub-custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Advisor or Sub-Advisor may still not result in a successful hedging transaction over a short time frame.

     Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

     Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     Successful use of futures by the Funds is also subject to the Advisor's or Sub-Advisor's ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Funds may have to sell securities at a time when they may be disadvantageous to do so.

V. Options on Futures Contracts
   ----------------------------

     The Funds may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of, the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

     Investments in futures options involve some of the same considerations that are involved in connection with investments in future contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VI. Currency Transactions
    ---------------------

     The Fund may engage in currency transactions in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, currency futures, options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap as described in the Statement of Additional Information. The Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or are determined to be of equivalent credit quality by the Advisor.

     The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

     The Fund will not enter into a transaction to hedge currency exposure to an extent greater after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

     The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

     To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar.
Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Fund's securities denominated in correlated currencies. For example, if the Advisor or Sub-Advisor considers that the Austrian schilling is correlated to the German mark (the "D-mark"), the Fund holds securities denominated in shillings and the Advisor or Sub-Advisor believes that the value of the schillings will decline against the U.S. dollar, the Advisor or Sub-Advisor may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will earmark liquid, high grade assets on the books of the Fund or the Fund's sub-custodian to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying currency.

     Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close to positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

VII. Other Matters
     -------------

     Accounting for futures contracts will be in accordance with generally accepted accounting principles.